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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACIFIC PREMIER BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

17901 Von Karman Avenue, Suite 1200
Irvine, California 92614
949-864-8000

April    , 2017

Fellow Stockholders:

              On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the "Company"), you are cordially invited to attend the Annual Meeting of Stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on Tuesday, May 31, 2017, at 9:00 a.m., Pacific Time, at the Company's corporate headquarters located at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614.

              The attached Notice of the Annual Meeting and Proxy Statement describe in greater detail all of the formal business that will be transacted at the Annual Meeting. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

              The Company's Board of Directors has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote "FOR" each director nominee, "FOR" an annual advisory vote on executive compensation, and "FOR" approval of the proposed amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan, for the reasons set forth therein. If any other business is properly presented at the Annual Meeting the proxies will be voted in accordance with the recommendations of the Company's Board of Directors

              We encourage you to attend the Annual Meeting in person if it is convenient for you to do so. If you are unable to attend, it is important that you vote via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

              On behalf of the Board of Directors and all of the employees of the Company, we thank you for your continued support.

Best Regards,

Steven R. Gardner
 Chairman, President and Chief Executive Officer

PACIFIC PREMIER BANCORP, INC.
17901 Von Karman Avenue, Suite 1200
Irvine, California 92614
949-864-8000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 31, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders ("Annual Meeting") of Pacific Premier Bancorp, Inc. (the "Company") will be held on Tuesday, May 31, 2017 at 9:00 a.m., Pacific Time, at the Company's corporate headquarters located at 17901 Von Karman Avenue, Suite 1200, Irvine, California, to consider and act upon the following matters:

  1.
  To elect ten (10) directors, each for a one-year term, or until their successors are elected and qualified;

  2.
  To approve, on a non-binding advisory basis, the Company's executive compensation;

  3.
  To approve the amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan to increase the number of shares available for grant under such plan;

  4.
  To ratify the appointment of Crowe Horwath LLP as the Company's independent auditor for the fiscal year ending December 31, 2017; and

  5.
  To transact such other matters as may properly come before the meeting and at any adjournments thereof. Management is not aware of any other such business.

The Board of Directors has fixed April 12, 2017 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors, Robert A. Tidd Corporate Secretary Irvine, California April , 2017

IMPORTANT: Whether or not you expect to attend the Annual Meeting, we urge you to vote your proxy at your earliest convenience via the Internet, by telephone or mail by using the enclosed postage-paid reply envelope. This will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of additional solicitation. Submitting your proxy will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so. Your proxy is revocable at your option in the manner described in the Proxy Statement.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2017

The proxy materials for this Annual Meeting, which consist of the Proxy Statement, annual report, and form of proxy, are available over the Internet at www.voteproxy.com.

If you would like to vote in person at the Annual Meeting and would like to obtain directions to the Annual Meeting, please contact Investor Relations, Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614 at (949) 864-8000. All persons attending the Annual Meeting must present photo identification.

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PACIFIC PREMIER BANCORP, INC.
17901 Von Karman Avenue, Suite 1200
Irvine, California 92614

PROXY STATEMENT

GENERAL INFORMATION
For the 2017 Annual Meeting of Stockholders
To Be Held on Tuesday, May 31, 2017

              Our Board of Directors is soliciting proxies to be voted at our 2017 Annual Meeting of Stockholders ("Annual Meeting") on May 31, 2017, at 9:00 a.m., Pacific Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the "Notice") and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about April     , 2017.

              As used in this Proxy Statement, the terms "Company," "we," "us" and "our" refer to Pacific Premier Bancorp, Inc., the term "Bank" refers to Pacific Premier Bank and the terms "Board of Directors" and "Board" refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

Question: Why am I receiving these materials?

Answer:    Our Board of Directors is providing these proxy materials to you in connection with the Annual Meeting, to be held on May 31, 2017. As a stockholder of record as of April 12, 2017 (the "Record Date"), you are invited to attend the Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Question: What information is contained in this Proxy Statement?

Answer:    This information relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executives, and certain other required information.

Question: Can I access the Company's proxy materials and annual report electronically?

Answer:    Yes. The Proxy Statement, form of proxy and annual report are available at www.voteproxy.com. To view this material, you must have available the 12-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

Question: Who is soliciting my vote pursuant to this Proxy Statement?

Answer:    Our Board of Directors is soliciting your vote at the Annual Meeting.

Question: Who is entitled to vote?

Answer:    Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

Question: How many shares are eligible to be voted?

Answer:    As of the Record Date, we had 39,814,732 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the ten (10) director nominees to be elected and one vote on each other matter to be voted on at the Annual Meeting.

Question: What am I voting on?

Answer:    You are voting on the following matters:

  •
  The election of ten (10) director nominees. Our director nominees are John J. Carona, Ayad A. Fargo, Steven R. Gardner, Joseph L. Garrett, Jeff C. Jones, Simone F. Lagomarsino, Michael J. Morris, Michael E. Pfau, Zareh H. Sarrafian, and Cora M. Tellez;

  •
  The approval, on a non-binding advisory basis, of the Company's executive compensation;

  •
  The approval of the amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan (the "2012 Long-Term Incentive Plan"); and

  •
  The ratification of the appointment of Crowe Horwath LLP as the Company's independent auditor for the fiscal year ending December 31, 2017.

Question: How does our Board of Directors recommend that I vote?

Answer:    Our Board recommends that stockholders vote their shares as follows:

  •
  "FOR" each director nominee;

  •
  "FOR" the approval, on a non-binding advisory basis, of the Company's executive compensation;

  •
  "FOR" the approval of the amendment to the 2012 Long-Term Incentive Plan; and

  •
  "FOR" the ratification of the appointment of Crowe Horwath LLP as the Company's independent auditor for the fiscal year ending December 31, 2017.

Question: How many votes are required to hold the Annual Meeting and what are the voting procedures?

Answer:    Quorum Requirement:    As of the Record Date, 39,814,732 shares of the Company's common stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes:    Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting.

If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

  •
  Election of Directors.  Because the election of directors to occur at the Annual meeting is not contested, the vote required for the election of each of the ten (10) director nominees by the stockholders is the affirmative vote of a majority of the votes cast in favor of or against the election of such director nominee. There is no cumulative voting for our directors. If you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "FOR" or "AGAINST" the nominee. Abstentions are not counted in the election of directors and do not affect the outcome.

  •
  Advisory Vote on Approval of Executive Compensation.  The affirmative vote of holders of at least of a majority of the shares for which votes are cast at the Annual Meeting is required to approve, on a non-binding advisory basis, the Company's executive compensation. Abstentions will not be counted as votes cast and, therefore, will not affect the outcome.

  •
  Amendment to 2012 Long-Term Incentive Plan.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required for Approval of amendment to the 2012 Long-Term Incentive Plan. Abstentions will not be counted as votes cast and, therefore, will not affect the outcome.

  •
  Ratification of Independent Auditors.  The affirmative vote of holders of at least the majority of the shares for which votes are cast at the Annual Meeting is required for ratification of the appointment of Crowe Horwath LLP as our independent auditor for the fiscal year ending December 31, 2017. Abstentions will not be counted as votes cast and, therefore, will not affect the outcome.

              If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in "street name," the shares not voted are referred to as "broker non-votes." Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in "street name" on particular proposals under the rules of the New York Stock Exchange, and the "beneficial owner" of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against "routine" matters such as Item 4 the ratification of the appointment of our independent registered public accounting firm. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against "non-routine" matters. All of the matters on which stockholders will be asked to vote on at the Annual Meeting, with the exception of Item 4, Ratification of Independent Auditors, are "non-routine" matters.

Shares represented by proxies that are marked vote "withheld" with respect to the election of any nominee for director will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares.

Question: How may I cast my vote?

Answer:    If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the enclosed proxy card):

  •
  in person at the Annual Meeting;
  •
  via the Internet;
  •
  by telephone; or
  •
  by mail.

If you would like to vote in person at the Annual Meeting and would like to obtain directions to the Annual Meeting please contact Investor Relations, Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614 at (949) 864-8000.

If you elect to vote by mail and you received a printed proxy card, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board of Directors.

If you own your shares in "street name," that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive this Proxy Statement and our annual report. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee, and you bring the proxy to our Annual Meeting.

Question: How may I cast my vote over the Internet or by telephone?

Answer:    Voting over the Internet:    If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, May 30, 2017. Visit www.voteproxy.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone:    If you are a stockholder of record, you may call 1-800-776-9437 and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, May 30, 2017. Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in "street name," that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Question: How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

Answer:    The Company's Amended and Restated Bylaws (the "Bylaws") require advance notice to the Company if a stockholder intends to attend an annual meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the Bylaws and described in each year's Proxy Statement. See "Stockholder Proposals for the 2018 Annual Meeting" beginning on page 71.

Question: How may I revoke or change my vote?

Answer:    If you are the record owner of your shares, and you completed and submitted the proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

  •
  submitting a new proxy card with a later date,
  •
  delivering written notice to our Secretary on or before May 30, 2017, stating that you are revoking your proxy,
  •
  attending the Annual Meeting and voting your shares in person, or
  •
  If you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in "street name," you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity's procedures.

Question: Who is paying for the costs of this proxy solicitation?

Answer:    The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. In addition to mailing these materials, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We have retained DF King & Co., Inc. to assist in the solicitation at a cost of approximately $8,500.00, plus payment of reasonable out-of-pocket expenses incurred by DF King & Co., Inc.

Question: Who will count the votes?

Answer:    American Stock Transfer & Trust Company, LLC ("AST") will receive and tabulate the ballots and voting instruction forms.

Question: How can I obtain the Company's Corporate Governance information?

Answer:    Our Corporate Governance information is available on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain written copies at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000.

Question: How do I request electronic or printed copies of this and future proxy materials?

Answer:    You may request and consent to delivery of electronic or printed copies of future proxy statements, annual reports and other stockholder communications by

  •
  visiting www.voteproxy.com,
  •
  calling 1-800-579-1639, or
  •
  sending an email to sendmaterial@voteproxy.com.

When requesting copies of proxy materials and other stockholder communications, you should have available the 12-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

INFORMATION ABOUT THE ANNUAL MEETING

              Our Annual Meeting will be held at 9:00 a.m., Pacific Time, on Tuesday, May 31, 2017, at our corporate headquarters located at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614.

 ITEM 1. ELECTION OF DIRECTORS

Board Nominees

              Our Board of Directors (the "Board") has nominated each of the following persons for re-election as a director. Under our Amended and Restated Bylaws (our "Bylaws"), directors are elected by the stockholders each year at the annual meeting of stockholders and shall hold office until the next annual meeting or until their successors are elected and qualified. Each nominee is currently a director of the Company and each has indicated that he or she is willing and able to continue to serve as a director. We have provided biographical and other information on each of the nominees beginning on page 6 of this Proxy Statement.

John J. Carona	Ayad A. Fargo
Steven R. Gardner	Joseph L. Garrett
Jeff C. Jones	Simone F. Lagomarsino
Michael J. Morris	Michael E. Pfau
Zareh H. Sarrafian	Cora M. Tellez

Vote Required

              Because the election of directors to occur at the Annual Meeting is not contested, the vote required for the election of each of the ten (10) director nominees by the stockholders is the affirmative vote of a majority of the votes cast in favor of or against the election of such director nominee. If the election of directors were a contested election, which it is not, director nominees would be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election. There is no cumulative voting for our directors. If you indicate "withhold" for a particular nominee on your proxy card, your vote will not be considered in determining whether a nominee has received the affirmative vote of a majority of the votes cast in an uncontested election and a plurality of the votes cast in a contested election. The election of directors is considered a "non-routine" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker "non-votes" will not be considered in determining whether a nominee has received the affirmative vote of a majority of the shares in an uncontested election and a plurality of the shares in a contested election.

              If any nominee becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Nominating and Corporate Governance Committee (the "Nominating Committee") of our Board of Directors. Proxies granted may not be voted for a greater number of nominees than the ten (10) named above. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR each of the nominees listed above.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE "FOR" EACH OF THE DIRECTOR NOMINEES.

Nominated Directors

              Below is information regarding each of our director nominees, each of whom has been nominated for re-election at the Annual Meeting.

              John J. Carona, 61, has served as a member of the Board and the Bank's board of directors (the "Bank Board") since 2013, when he was appointed to the Board and the Bank Board in connection with the Company's acquisition of First Associations Bank ("FAB"). Mr. Carona served as a director of FAB since its inception in 2007. Mr. Carona is the President and Chief Executive Officer of Associa Inc. ("Associa"). Mr. Carona was a six term Senator in the State of Texas from 1990 to 2014, where he represented District 16 in Dallas County. Previously, Mr. Carona was elected to three terms in the Texas House of Representatives. Mr. Carona served as Chairman of the Senate Business and Commerce Committee, Joint Chairman of the Legislative Oversight Board on Windstorm Insurance and as Co-Chairman of the Joint Interim Committee to Study Seacoast Territory Insurance. He also served as a member of the Senate Select Committee on Redistricting and the Senate Criminal Justice, Education and Jurisprudence committees. Previously, he served as Chairman of the Senate Transportation and Homeland Security Committee. Senator Carona received a Bachelor of Business Administration degree in insurance and real estate from the University of Texas at Austin in 1978.

              Ayad A. Fargo, 56, was appointed to the Board and the Bank Board on January 31, 2016, in connection with the Company's acquisition of Security California Bancorp ("SCAF") and its banking subsidiary Security Bank of California ("SBC"). Mr. Fargo has served as the President of Biscomerica Corporation, a food manufacturing company based in Rialto, California, since 1984. Prior to joining the Board and the Bank Board, Mr. Fargo served as a director of SCAF and SCB since 2005. Mr. Fargo received his B.S. from Walla Walla University.

              Steven R. Gardner, 56, has been President, Chief Executive Officer and a director of the Company and Bank since 2000, and became Chairman of the Board in May 2016. Prior to joining the Company he was an executive of Hawthorne Financial since 1997 responsible for credit administration and portfolio management. He has more than 30 years of experience as a commercial banking executive. He has extensive knowledge of all facets of financial institution management, including small and middle market business banking, investment securities management, loan portfolio and credit risk management, enterprise risk management and retail banking. As the architect of both whole bank and FDIC assisted acquisitions as well as the acquisition of a nationwide specialty finance firm, Mr. Gardner has significant experience in successfully acquiring and integrating financial institutions. Mr. Gardner currently serves on the Boards of Directors of the Federal Reserve Bank of San Francisco and the Federal Home Loan Bank of San Francisco, and he served as the former Chairman of the Finance Committee of the Federal Home Loan Bank of San Francisco. Mr. Gardner previously served as the Vice Chairman of the Federal Reserve Bank of San Francisco's Community Depository Institutions Advisory Council, a Director and a member of the Executive Committee of the Independent Community Bankers of America ("ICBA"), a director of ICBA Holding Company and ICBA Securities, a registered broker-dealer. Additionally, Mr. Gardner served as the former President and Chairman of the California Independent Bankers. Mr. Gardner holds a B.A. from California State University, Fullerton.

              Joseph L. Garrett, 68, has served as a member of the Board and Bank Board since 2012. Mr. Garrett was the President, Chief Executive Officer, a member and chairman of the Board of Directors for both American Liberty Bank and Sequoia National Bank. He also served as a member of the Board of Directors for Hamilton Savings Bank. Since 2003, Mr. Garrett has been a principal at Garrett, McAuley & Co., which provides mortgage banking advisory services to commercial banks, thrifts, and mortgage banking companies. He served on the California State Controller's Advisory Commission on Public Employee Retirement Systems and currently serves on the National Advisory Council for the Institute of Governmental Studies at the University of California (Berkeley).

Mr. Garrett received his A.B. and M.B.A. from the University of California (Berkeley) and his M.A. from the University of Washington (Seattle).

              Jeff C. Jones, 62, has served as a member of the Board and Bank Board since 2006, and was Chairman of the Board from August 2012 to May 2016. Mr. Jones is the current Managing Partner and current Executive Committee member of, and partner in, the regional accounting firm Frazer, LLP, which he has been with since 1977. Mr. Jones has over 30 years of experience in servicing small and medium sized business clients primarily within the real estate, construction, and agricultural industries. Mr. Jones is a past president of Inland Exchange, Inc., an accommodator corporation, and has served on the Board of Directors of Moore Stephens North America, Inc. Mr. Jones holds a B.S. degree in Business Administration from Lewis and Clark College in Portland, Oregon, and a Masters of Business Taxation from Golden Gate University. Mr. Jones is a CPA in California, is licensed as a life insurance agent and holds a Series 7 securities license.

              Simone F. Lagomarsino, 55, was appointed as a director of the Company and the Bank effective as April 1, 2017, in connection with the Company's acquisition by merger of Heritage Oaks Bancorp (NASDAQ: HEOP) ("HEOP") and its wholly-owned subsidiary, Heritage Oaks Bank, which had approximately $2 billion of consolidated total assets on the date of acquisition. Ms. Lagomarsino was appointed as the President and Chief Executive Officer of the California Bankers Association in April 2017. In addition, Ms. Lagomarsino has served on the board of directors of the Federal Home Loan Bank of San Francisco since 2013, where she has served as Chair of the Audit Committee since 2015 and served as Vice Chair of the Audit Committee in 2014. Prior to joining the Company's and the Bank's boards of directors, Ms. Lagomarsino was a director, President and Chief Executive Officer of HEOP, and Chief Executive Officer of Heritage Oaks Bank, beginning on September 10, 2011. She was appointed President of Heritage Oaks Bank in January 2012 and served in that position until January 2015. Ms. Lagomarsino, a financial services professional, has over 30 years of experience in executive leadership positions in the financial services industry, including serving in such capacities as President and Chief Executive Officer of Hawthorne Financial Corporation (NASDAQ: HTHR) and Chief Financial Officer of Ventura County National Bank (NASDAQ: VCNB). Ms. Lagomarsino previously served on the boards of directors of the Alzheimer's Association's California Central Coast Chapter, Sierra Vista Regional Medical Center, and the Foundation for the Performing Arts Center of San Luis Obispo, and is the majority owner of Vino Al Lago LLC. Ms. Lagomarsino received her B.A. from Claremont McKenna College and her M.B.A. from Claremont Graduate School. Ms. Lagomarsino's extensive background in banking, including her experience as a Chief Executive Officer and Chief Financial Officer of publicly-traded financial institutions, enables her to provide valuable perspective to the Board.

              Michael J. Morris, 71, was appointed as a director of the Company and of the Bank effective April 1, 2017, in connection with the Company's acquisition of HEOP and its subsidiary Heritage Oaks Bank. Mr. Morris is an attorney and serves as Chairman of the Board of the law firm of Andre, Morris & Buttery. He has been a member of the Board of Directors of NioCorp, a publicly held company traded on the Toronto Stock Exchange, since 2014. He has served as a member and chairman of various non-profit boards of directors. He has practiced law in California for over 40 years, during which he has represented a broad array of corporate and individual clients. Prior to joining the Board and the Bank Board, Mr. Morris was a director of HEOP and of Heritage Oaks Bank beginning in January of 2001 and served as the Chairman of HEOP and Heritage Oaks Bank beginning on May 24, 2007. The inclusion of Mr. Morris as a director provides the Board with a unique understanding of a broad range of legal and regulatory matters in its oversight of the Company. Furthermore, his extensive knowledge of local markets and the communities served by the Company gives him unique insights into the Company's lending challenges and opportunities. Mr. Morris received his B.A. from Georgetown University and his J.D. from the University of San Francisco School of Law.

              Michael E. Pfau, 63, was appointed as a director of the Company and the Bank effective April 1, 2017, in connection with the Company's acquisition of HEOP and its subsidiary Heritage Oaks Bank. Mr. Pfau was a founding director for Business First National Bank in 2001. With the acquisition of Business First National Bank by HEOP, he was appointed to the Board of HEOP and Heritage Oaks Bank in October 2007. Mr. Pfau is the founding partner of the law firm Reicker, Pfau, Pyle & McRoy LLP, in Santa Barbara. His law practice focuses upon the representation of emerging-growth technology companies, institutional real estate investors, and high net worth individuals. His transactional experience includes the representation of parties involved with public and private securities offerings, initial public offerings, and asset-purchase, merger, and stock-for-stock merger and acquisition transactions, as well as sophisticated real estate purchase and lease transactions. He has served as a member and chairman of various non-profit boards. Mr. Pfau's expertise in complex business transactions and knowledge of the Santa Barbara market, as well as his extensive legal experience, enhance his ability to contribute to the Company as a director. Mr. Pfau received his B.A. from the University of Cincinnati, his J.D. from the Boston College Law School and his LL.M. from Georgetown University Law Center.

              Zareh H. Sarrafian, 53, was appointed to the Board and Bank Board on January 31, 2016, in connection with the Company's acquisition of SCAF and its subsidiary SCB. Mr. Sarrafian has served as the Chief Executive Officer of Riverside County Regional Medical Center in Riverside, California since 2014. Prior to that, Mr. Sarrafian served as Chief Administrative Officer at Loma Linda Medical Center in Loma Linda, California since 1998. Prior to joining the Company's and the Bank's boards of directors, Mr. Sarrafian served as a director of SCAF and SBC since 2005. Mr. Sarrafian received his B.S. from California State Polytechnic University, Pomona, and his M.B.A. from California State University, San Bernardino.

              Cora M. Tellez, 67, has served as a member of the Board and Bank Board since October 2015. Ms. Tellez has served as the Chief Executive Officer and President of both Sterling Health Services Administration, Inc. and Sterling Self Insurance Administration since founding the companies in 2003 and 2010, respectively. Ms. Tellez previously served as the President of the health plans division of Health Net, Inc., an insurance provider that operated in seven states. She also has served as President of Prudential`s western healthcare operations, Chief Executive Officer of Blue Shield of California, Bay Region, and Regional Manager for Kaiser Permanente of Hawaii. Ms. Tellez serves on the boards of directors of HMS Holdings, Inc., (NASDAQ:HMSY) ("HMS") and CorMedix (NYSE:CRMD). For HMS, Ms. Tellez chairs the Nominating and Governance Committee and serves on the Audit and Compensation Committees. For CorMedix, Ms. Tellez chairs the board of directors and serves on the Audit and Nominating and Governance Committees. She also serves on several nonprofit organizations such as the Institute for Medical Quality and UC San Diego's Center for Integrative Medicine. Ms. Tellez received her B.A. from Mills College and her M.S. in public administration from California State University, Hayward.

Executive Officers Who Are Not Serving As Directors

              Below is information regarding each of our executive officers who are not directors of the Company or Bank, including their title, age, date they became an officer of the Company or the Bank, as the case may be, and a brief biography describing each executive officer's business experience.

              Edward Wilcox, 50, President and Chief Banking Officer of the Bank, was hired in August 2003 as the Bank's Senior Vice President and Chief Credit Officer. In September 2004, Mr. Wilcox was promoted to Executive Vice President and was responsible for overseeing loan and deposit production. In the fourth quarter of 2005, Mr. Wilcox was promoted to Chief Banking Officer and assumed responsibility of the branch network. In March 2014, Mr. Wilcox was promoted to Chief Operating Officer of the Bank. In April 2015, Mr. Wilcox was promoted to Senior Executive Vice President and Chief Banking Officer and served in that role until his appointment as President and Chief Banking

Officer in May 2016. Prior to joining the Bank, Mr. Wilcox served as Loan Production Manager at Hawthorne Savings for two years and as the Secondary Marketing Manager at First Fidelity Investment & Loan for five years. Mr. Wilcox has an additional nine years of experience in real estate banking, including positions as Asset Manager, REO Manager and Real Estate Analyst at various financial institutions. Mr. Wilcox obtained his B.A. degree in Finance from New Mexico State University.

              Ronald J. Nicolas, Jr., 58, Senior Executive Vice President/Chief Financial Officer of the Company and the Bank, was hired in May 2016. Mr. Nicolas serves as Chairman of the Bank's Asset Liability Committee. Prior to joining the Company and Bank, Mr. Nicolas served as Executive Vice President and Chief Financial Officer at each of: Banc of California (2012-2016); Carrington Holding Company, LLC (2009-2012); Residential Credit Holdings, LLC (2008-2009); Fremont Investment and Loan (2005-2008); and Aames Investment/Financial Corp. (2001-2005). Earlier in his career, Mr. Nicolas served in various capacities with KeyCorp, a $60-billion financial institution, including Executive Vice President Group Finance of KeyCorp (1998-2001), Executive Vice President, Treasurer and Chief Financial Officer of KeyBank USA (1994-1998), and Vice President of Corporate Treasury (1993-1994). Before joining KeyCorp, he spent eight years at HSBC-Marine Midland Banks in a variety of financial and accounting roles. Mr. Nicolas obtained his B.S. degree in Finance and his Masters in Business Administration from Canisius College.

              Michael S. Karr, 48, Senior Executive Vice President/Chief Credit Officer of the Bank, was hired in April 2006. Mr. Karr oversees the Bank's credit functions and has responsibility for all lending and portfolio operations. He is the Chairman of the Bank's Management Credit Committee and its Credit and Portfolio Review Committee. Prior to joining the Bank, Mr. Karr worked for Fremont Investment & Loan for 11 years as Vice President in charge of their Commercial Real Estate Asset Management department. Mr. Karr obtained his B.A. degree in Economics and Government, cum laude, from Claremont McKenna College and his Masters in Business Administration from the University of California, Irvine.

              Thomas Rice, 45, Senior Executive Vice President/Chief Operating Officer of the Bank, was hired November 2008 as the Bank's Senior Vice President and Chief Information Officer. Mr. Rice has overseen the technology and security functions since 2008 and led the smooth systems conversions and integrations of the last seven acquisitions. Mr. Rice was appointed Executive Vice President and Chief Operating Officer of the Bank in April 2015 and assumed responsibility for operations of the Bank. Prior to joining the Bank, Mr. Rice was a founding partner at Compushare where he oversaw the company's expansion and several system conversions of his banking clients. Mr. Rice obtained his B.S. degree in Computer Information Systems from DeVry University.

Corporate Governance

              We value strong corporate governance principles and adhere to the highest ethical standards. These principles and standards, along with our core values of fairness and caring, assist us in achieving our corporate mission. To foster strong corporate governance and business ethics, our Board of Directors continues to take many steps to strengthen and enhance our corporate governance practices and principles. To that end, we have adopted Corporate Governance Guidelines to achieve the following goals:

  •
  to promote the effective functioning of the Board of Directors;
  •
  to ensure that the Company conducts all of its business in accordance with the highest ethical and legal standards; and
  •
  to enhance long-term stockholder value.

              The full text of our Corporate Governance Guidelines is available within our Corporate Governance Policy which is on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain a written copy of the guidelines at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000.

              The Nominating Committee of our Board of Directors administers our Corporate Governance Guidelines, reviews performance under the guidelines and the content of the guidelines annually and, when appropriate, recommends updates and revisions to our Board of Directors.

    Director Qualifications, Diversity and Nomination Process

              Our Nominating Committee is responsible for reviewing with the Board of Directors annually the appropriate skills and characteristics required of the Board members, and for selecting, evaluating and recommending nominees for election by our stockholders. The Nominating Committee has authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

              In evaluating both the current directors and the nominees for director, the Nominating Committee considers such other relevant factors, as it deems appropriate, including the current composition of the Board, the need for Audit Committee expertise, and the director qualification guidelines set forth in the Company's Corporate Governance Policy. Under the Company's Corporate Governance Policy, the factors considered by the Nominating Committee and the Board in its review of potential nominees and directors include: integrity and independence; substantial accomplishments, and prior or current association with institutions noted for their excellence; demonstrated leadership ability, with broad experience, diverse perspectives, and the ability to exercise sound business judgment; the background and experience of candidates, particularly in areas important to the operation of the Company such as business, education, finance, government, law or banking; the ability to make a significant and immediate contribution to the Board's discussions and decision-making; special skills, expertise or background that add to and complement the range of skills, expertise and background of the existing directors; career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make; and the availability and energy necessary to perform his or her duties as a director. In addition, the Nominating Committee and the Board believes the composition of the Board should reflect sensitivity to the need for diversity as to gender, ethnic background and experience. Application of these factors involves the exercise of judgment by the Board and cannot be measured in any mathematical or routine way.

              In connection with the evaluation of nominees, the Nominating Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Nominating Committee, in concert with the Company's Chief Executive Officer ("CEO"), interviews prospective nominees. After completing its evaluation, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

              For each of the nominees to the Board and the current directors, the biographies shown above highlight the experiences and qualifications that were among the most important to the Nominating Committee in concluding that the nominee or the director should serve or continue to serve as a director of the Company. The table below supplements the biographical information provided above.

The vertical axis displays the primary factors reviewed by the Nominating Committee in evaluating a board candidate.

	Carona	Fargo	Gardner	Garrett	Jones	Lagomarsino	Morris	Pfau	Sarrafian	Tellez

Experience, Qualifications, Skill or Attribute
Professional standing in chosen field	X	X	X	X	X	X	X	X	X	X
Expertise in financial services or related industry	X		X	X	X	X	X	X	X	X
Audit Committee Financial Expert (actual or potential)			X	X	X	X	X			X
Civic and community involvement	X	X	X	X	X	X	X	X	X	X
Other public company experience		X	X			X	X	X	X	X
Leadership and team building skills	X	X	X	X	X	X	X	X	X	X
Specific skills/knowledge:
– finance	X	X	X	X	X	X	X	X	X	X
– marketing	X		X			X
– public affairs	X			X
– human resources	X		X			X
– governance	X	X	X	X	X	X	X	X	X	X

              Our stockholders may propose director candidates for consideration by the Nominating Committee by submitting the individual's name and qualifications to our Corporate Secretary at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614. Our Nominating Committee will consider all director candidates properly submitted by our stockholders in accordance with our Bylaws and Corporate Governance Guidelines.

    Board of Directors Independence

              The Boards of Directors of the Company and the Bank currently have ten (10) members serving, all of whom are elected annually and will continue to serve until their successors are elected and qualified. Our Corporate Governance Guidelines require that our Board of Directors consist predominantly of directors who are not currently, and have not been, employed by us during the most recent three years (i.e. non-management directors). Currently, the Company's Chairman, President and CEO, Mr. Gardner, is the only director who is also a member of management.

              In addition, our Corporate Governance Guidelines require that a majority of the Board of Directors consist of "independent directors" as defined under the NASDAQ Stock Market rules. No director will be "independent" unless the Board of Directors affirmatively determines that the director meets the categorical standards set forth in the NASDAQ rules and otherwise has no relationship with the Company that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company. In addition, the Board of Directors considers the director independence guidelines established by institutional shareholder advisory services. The Board of Directors balances those guidelines with the independence standards established by the NASDAQ Stock Market rules and other important qualitative factors identified by the Board of Directors when evaluating whether an individual who otherwise satisifies the indpendence standards set forth in the NASDAQ Stock Market rules also should be considered sufficiently independent for service on the Audit, Compensation and Nominating Committees.

              The Nominating Committee is responsible for the annual review, together with the Board of Directors, of the appropriate criteria and standards for determining director independence consistent with the NASDAQ Stock Market rules. The Board of Directors has determined that Ayad A. Fargo, Joseph L. Garrett, Jeff C. Jones, Simone Lagomarsino, Michael Morris, Michael Pfau, Zareh H.

Sarrafian, and Cora M. Tellez are independent under the NASDAQ Stock Market Rules and have no material relationships with the Company.

    Responsibilities of the Board of Directors

              In addition to each director's basic duties of care and loyalty, the Board of Directors has separate and specific obligations enumerated in our Corporate Governance Guidelines. Among other things, these obligations require directors to effectively monitor management's capabilities, compensation, leadership and performance, without undermining management's ability to successfully operate the business. In addition, our Board and its committees have the authority to retain and establish the fees of outside legal, accounting or other advisors, as necessary to carry out their responsibilities.

              The directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. As a result, our directors must disclose all business relationships with the Company and with any other person doing business with us to the entire Board and to recuse themselves from discussions and decisions affecting those relationships. We periodically solicit information from directors in order to monitor potential conflicts of interest and to confirm director independence.

    Board of Directors Leadership Structure

              Our Bylaws provide for a Board of Directors that will serve for one-year terms. The size of the Board shall be designated by the Board, but shall be seven (7) in the absence of such designation. Vacancies on the Board may be filled by a majority of the remaining directors. A director elected to fill a vacancy, or a new directorship created by an increase in the size of the Board, serves for a term expiring at the next annual meeting of stockholders.

              Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and CEO. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and our stockholders at any given time. The offices of Chairman of the Board of Directors and CEO currently are jointly held. The Board has designated a lead independent director to ensure independent director oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

    Board of Directors Risk Oversight

              The understanding, identification and management of risk are essential elements for the successful management of our Company. The entire Board of Directors is responsible for oversight of the Company's risk management processes. The Board delegates many of these functions to the Audit Committee. Under its charter, the Audit Committee is responsible for monitoring business risk practices and legal and ethical programs. In this way, the Audit Committee helps the Board fulfill its risk oversight responsibilities relating to the Company's financial statements, financial reporting process and regulatory requirements. The Audit Committee also oversees our corporate compliance programs, as well as the internal audit function. In addition to the Audit Committee's work in overseeing risk management, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the board receives reports on risk management from senior officers of the Company and from the chair of the Audit Committee. The Board receives periodic assessments from the Company's ongoing enterprise risk management process that are designed to identify potential events that may affect the achievement of the Company's objectives. In addition, our Board and its standing committees periodically request supplemental information or reports as they deem appropriate.

    Communication With Directors

              Individuals may submit communications to any individual director, including our presiding Chairman, our Board as a group, or a specified Board committee or group of directors, including our non-management directors, by sending the communications in writing to the following address: Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614. All correspondence should indicate to whom it is addressed. The Company's Corporate Secretary will sort the Board correspondence to classify it based on the following categories into which it falls: stockholder correspondence, commercial correspondence, regulatory correspondence or customer correspondence. Each classification of correspondence will be handled in accordance with a policy unanimously approved by the Board.

    Board Meetings and Executive Sessions

              During 2016, our Board of Directors met nine times and anticipates holding ten full Board meetings in 2017. Directors, on average, attended approximately 98% of the Board and applicable Board committee meetings during 2016. All of our directors are encouraged to attend each meeting in person. Our management provides all directors with an agenda and appropriate written materials sufficiently in advance of the meetings to permit meaningful review. Any director may submit topics or request changes to the preliminary agenda as he or she deems appropriate in order to ensure that the interests and needs of non-management directors are appropriately addressed. To ensure active and effective participation, all of our directors are expected to arrive at each Board and committee meeting having reviewed and analyzed the materials for the meeting.

              It is the Company's policy that the independent directors of the Company meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled board meetings. Executive sessions at which the independent directors meet with the CEO also may be scheduled. During 2016, the independent directors met seven times in executive session without the presence of management.

    Director Attendance at Company Annual Meetings

              All of our directors are encouraged to attend every Company annual meeting of stockholders. All of our directors attended our 2016 Annual Meeting of Stockholders.

    Director Contact with Management

              All of our directors are invited to contact our Chief Executive Officer and or any of our executive or senior level managers at any time to discuss any aspect of our business. In addition, there generally are frequent opportunities for directors to meet with other members of our management team.

    Corporate Code of Business Conduct and Ethics

              We have implemented a Code of Business Conduct and Ethics applicable to our directors, CEO, Chief Financial Officer ("CFO"), other senior management, and to all of our officers and employees. Our Code of Business Conduct and Ethics provides fundamental ethical principles to which these individuals are expected to adhere. Our Code of Business Conduct and Ethics operates as a tool to help our directors, officers, and employees understand and adhere to the high ethical standards required for employment by, or association with, the Company and the Bank. Our Code of Business Conduct and Ethics is available on our website at www.ppbi.com under the Investor Relations section. Our stockholders may also obtain written copies at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by

calling (949) 864-8000. Any future changes or amendments to our Code of Business Conduct and Ethics and any waiver that applies to one of our senior financial officers or a member of our Board of Directors will be posted to our website.

              The table below sets forth the membership of our Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee, and Executive Committee during the year ended December 31, 2016.

Committees of the Board of Directors (2016)

Audit	Compensation	Nominating & Corporate Governance	Executive Committee

Kenneth A. Boudreau	Ayad Fargo	Kenneth A. Boudreau	Steve Gardner *
Joseph Garrett	Joseph Garrett *	Jeff C. Jones *	Joseph Garrett
Jeff C. Jones	John D. Goddard	Zareh Sarrafian	Jeff C. Jones
Michael L. McKennon *	Jeff C. Jones	Michael L. McKennon	Michael L. McKennon
Cora Tellez	Cora Tellez		Zareh Sarrafian

10 meetings held in 2016	4 meetings held in 2016	1 meeting held in 2016	No meetings held in 2016

*
Chairperson

              Set forth below is the membership of our Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee, and Executive Committee effective April 13, 2017.

Committees of the Board of Directors (Effective April 13, 2017)

Audit	Compensation	Nominating & Corporate Governance	Executive Committee

Joseph Garrett	Ayad Fargo	Jeff C. Jones *	Steve Gardner *
Jeff C. Jones	Joseph Garrett *	Simone Lagomarsino	Joseph Garrett
Simone Lagomarsino *	Jeff C. Jones	Michael Pfau	Jeff C. Jones
Michael Morris	Michael Pfau	Zareh Sarrafian	Zareh Sarrafian
Cora Tellez	Cora Tellez

*
Chairperson

              A description of the general functions of each of the Company's Board committees and the composition of each committee is set forth below.

              Audit Committee.    The Audit Committee is responsible for selecting and communicating with the Company's independent auditors, reporting to the Board on the general financial condition of the Company and the results of the annual audit, and ensuring that the Company's activities are being conducted in accordance with applicable laws and regulations. The internal auditor of the Bank participates in the Audit Committee meetings. A copy of the Audit Committee charter can be found on the Company's website at www.ppbi.com under the Investor Relations section.

              No member of the Audit Committee receives any consulting, advisory or other compensation or fee from the Company other than fees for service as a member of the Board of Directors, committee member or officer of the Board. The Board has determined that each Audit Committee member is financially sophisticated and is "independent" under the NASDAQ listing standards and rules of the U.S. Securities and Exchange Commission (the "SEC"). The Board of Directors has determined that Ms. Lagomarsino satisfies the requirements established by the SEC for qualification as an "audit committee financial expert."

              Compensation Committee.    The Compensation Committee reviews the amount and composition of director compensation from time to time and makes recommendations to the Board when it concludes changes are needed. In recommending director compensation, the Compensation Committee considers the potential negative effect on director independence if director compensation and perquisites exceed customary levels. The Compensation Committee also (i) has oversight responsibility for the Bank's compensation policies, benefits and practices, (ii) approves all stock option, restricted stock and restricted stock unit ("RSUs") grants, (iii) has oversight responsibility for management planning and succession, and (iv) determines the annual salary, the annual bonus, stock options, and restricted stock grants of the CEO, President, Chief Banking Officer ("CBO"), CFO, Chief Credit Officer ("CCO"), and Chief Operating Officer ("COO"). Each of the Compensation Committee members is considered "independent" under the NASDAQ listing standards and rules of the U.S. Securities and Exchange Commission (the "SEC"). A copy of the Compensation Committee charter can be found on the Company's website at www.ppbi.com under the Investor Relations section.

              The Compensation Committee has the authority, in its sole discretion, to retain and terminate compensation advisors, including approval of the terms and fees of any such arrangement. In 2016, the Compensation Committee engaged Pearl Meyer & Partners ("Pearl Meyer") to assist the Compensation Committee with its responsibilities related to our executive and Board compensation programs. Pearl Meyer does not provide other services to the Company. Additionally, based on standards promulgated by the SEC and the NASDAQ to assess compensation advisor independence and the analysis conducted by Pearl Meyer in its independence review, the Compensation Committee concluded that Pearl Meyer is independent and a conflict-free advisor to the Company.

              Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee has oversight responsibility for nominating candidates as directors and to determine satisfaction of independence requirements. The Nominating and Corporate Governance Committee has adopted a written charter. A copy of the charter and the Company's Corporate Governance Guidelines can both be found on the Company's website at www.ppbi.com under the Investor Relations section.

              The primary responsibilities of our Nominating Committee include:

  •
  assisting the Board in identifying and screening qualified candidates to serve as directors, including considering stockholder nominees;
  •
  recommending to the Board candidates for election or reelection to the Board or to fill vacancies on the Board;
  •
  aiding in attracting qualified candidates to serve on the Board;
  •
  making recommendations to the Board concerning corporate governance principles;
  •
  periodically assessing the effectiveness of the Board in meeting its responsibilities representing the long-term interests of the stockholders; and
  •
  following the end of each fiscal year, providing the Board with an assessment of the Board's performance and the performance of the Board committees.

              Executive Committee.    The Executive Committee may exercise all authority of the Board in the intervals between Board meetings, except for certain matters. The Executive Committee's primary responsibilities include: (i) acting on behalf of the Board upon any routine operational matters, or such other matters, which, in the opinion of the Chairman of the Board, should not be postponed until the next regularly scheduled meeting of the Board, subject, in each case, to the limitations set forth in the Executive Committee charter and the Company's by-laws; and (ii) forming and delegating authority to subcommittees when appropriate. A copy of the Executive Committee charter can be found on the Company's website at www.ppbi.com under the Investor Relations section.

    Compensation Committee Interlocks and Insider Participation

              For 2016, the Compensation Committee was comprised of Messrs. Fargo, Garrett, Goddard, and Jones, and Ms. Tellez, each of whom was an independent director. Following the Company's acquisition by merger of HEOP, effective April 13 2017, Mr. Pfau replaced Mr. Goddard as a member of the Compensation Committee. None of these individuals is or has been an officer or employee of the Company during the last fiscal year or as of the date of this Proxy Statement, or is serving or has served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee. No executive officer of the Company served as a director of another entity that had an executive officer serving on the Compensation Committee. Finally, no executive officer of the Company served as a member of the compensation committee of another entity that had an executive officer serving as a director of the Company.

    Section 16(a) Beneficial Ownership Reporting Compliance

              Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the related rules and regulations, our directors and executive officers and any beneficial owners of more than 10% of any registered class of our equity securities, are required to file reports of their ownership, and any changes in that ownership, with the SEC. Based solely on our review of copies of these reports and on written representations from such reporting persons, we believe that during 2016, all such persons filed all ownership reports and reported all transactions on a timely basis except that, due to administrative oversights, two reports on Form 4 were not timely filed, including one report on Form 4 for Mr. Garret relating to an open market purchase on November 22, 2016 pursuant to a 10b5-1 plan, for which a Form 4 filing was made on November 25, 2016; and one report on Form 4 for Mr. Boudreau relating to an open market purchase on July 29, 2016, for which a Form 4 filing was made on August 5, 2016.

    Committee Independence and Additional Information

              The Company's Audit, Nominating and Corporate Governance, and Compensation Committees are currently composed entirely of "independent" directors, as defined by our Corporate Governance Guidelines and applicable NASDAQ and SEC rules and regulations. Our Compensation, Audit, Nominating and Corporate Governance, and Executive Committees each have a written charter, which may be obtained on our website at www.ppbi.com under the Investor Relations section. Company stockholders may also obtain written copies of the charters at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000.

              The Chair of each committee is responsible for establishing committee agendas. The agenda, meeting materials and the minutes of each committee meeting are furnished in advance to all of our directors, and each committee chair reports on his or her committee's activities to the full Board.

    Equity Compensation Plan Information

              The following table provides information as of December 31, 2016, with respect to options and RSUs outstanding and shares available for future awards under the Company's active equity incentive plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))

	(a)		(b)	(c)
Equity compensation plans approved by security holders: (1)
2004 Long-term Incentive Plan	230,605		$7.41	-
2012 Stock Long-Term Incentive Plan	877,562		14.02	146,107	(3)
Equity compensation plans not approved by security holders	276,609	(4)	20.72	628,988	(5)

Total Equity Compensation plans	384,776		$14.26	775,095

  (1)
  With respect to the 2004 Long-Term Incentive Plan and the 2012 Long-Term Incentive Plan, consists of 853,062 shares issuable upon the exercise of outstanding stock options and 24,500 shares issuable in settlement of outstanding RSUs (assuming RSUs are earned at the maximum potential level). Excludes 345,834 outstanding shares of restricted stock (these do not constitutes "rights" under SEC rules).

  (2)
  The weighted-average exercise price includes all outstanding stock options but does not include RSUs, all of which do not have an exercise price. If RSUs were included in this calculation, treating such awards as having an exercise price of zero, the weighted average exercise price of outstanding options, warrants and rights would be $12.33.

  (3)
  Consists of common stock remaining available for awards under our 2012 Long-Term Incentive Plan. The 2012 Long-Term Incentive Plan is our only equity compensation plan under which securities are available for future awards. All of the 2012 Long-Term Incentive Plan shares are available for delivery under stock options, stock appreciation rights, restricted stock, RSUs or other forms of equity award authorized plans.

  (4)
  Represents shares of Company common stock available for issuance under the Heritage Oaks Bancorp 2005 Equity Based Compensation Plan and the Heritage Oaks Bancorp 2015 Equity Incentive Plan (the "HEOP 2015 Plan" and together with the HEOP 2005 Plan, collectively the "HEOP Plans"). The HEOP Plans were assumed by the Company in its acquisition of HEOP effective as of April 1, 2017. The aggregate number of shares authorized for issuance under the HEOP Plans at the date of acquisition was 630,472. The foregoing share amount represent shares available for issuance under the HEOP Plans at the relevant date, multiplied by the exchange ratio of 0.3471, which was the exchange ratio used to calculate the number of shares of the Company's common stock into which awards issued under the HEOP Plans were converted upon the Company's assumption of the HEOP Plans.

  (5)
  With respect to the HEOP Plans, securities available for issuance include stock options, restricted stock awards, and restricted stock units

Principal Holders of Common Stock

              The Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company's common stock as of the Record Date.

Security Ownership of Directors and Executive Officers

              This table and the accompanying footnotes provide a summary of the beneficial ownership of our common stock as of the Record Date, by (i) our directors, (ii) NEOs, and (iii) all of our current directors and executive officers as a group. The following summary is based on information furnished by the respective directors and officers.

              Each person has sole voting and investment power with respect to the shares they beneficially own.

				Total Beneficial Ownership
	Common Stock	Restricted Stock (1)	Options Exercisable (1)
Name				# (2)	% (3)

	A	B	C	D	E
John J. Carona	14,491	1,248	12,500	28,239	0.07
Ayad Fargo	294,647	1,248	-	295,895	0.74
Joseph L. Garrett	66,850	1,248	22,500	90,598	0.23
Jeff C. Jones	108,693	1,248	33,500	143,441	0.36
Simone Lagomarsino	70,548	4,465	29,085	104,098	0.26
Michael Morris	22,589	1,291	6,203	30,083	0.08
Michael Pfau	28,962	1,076	4,381	34,419	0.09
Zareh Sarrafian	18,729	1,248	-	19,977	0.05
Cora Tellez	10,330	1,248	-	11,578	0.03
Steven R. Gardner	150,186	115,469	298,333	563,988	1.42
Edward Wilcox	48,885	40,958	142,833	232,676	0.58
Ronald J. Nicolas, Jr.	-	24,214	-	24,214	0.06
Michael S. Karr	17,522	26,878	108,666	153,066	0.38
Thomas Rice	19,867	26,878	48,666	95,411	0.24

Stock Ownership of all Directors and Executive Officers as a Group (14 persons)	872,299	248,717	706,667	1,827,683	4.59%

  (1)
  In accordance with applicable SEC rules (i) shares of restricted stock constitute beneficial ownership because the holder has voting power, but not dispositive power; and (ii) stock options that are exercisable or will become exercisable, and RSUs that will be settled, within 60 days after the Record Date are included in this column.

  (2)
  The amounts in column D are derived by adding shares, restricted stock and options exercisable listed in columns A, B and C of the table.

  (3)
  The amounts contained in column E are derived by dividing the amounts in column D of the table by (i) the total outstanding shares of 39,814,732 plus (ii) the amount in column C for that individual or the group, as applicable.

Compensation of Non-Employee Directors

              The Board of Directors, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors' compensation for serving on the Board of Directors and its committees. In establishing director compensation, the Board of Directors and the Compensation Committee are guided by the following goals, compensation should:

  •
  consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;

  •
  align the directors' interests with the long-term interests of the Company's stockholders; and
  •
  assist with attracting and retaining qualified directors.

              The Compensation Committee and the Board of Directors most recently completed this process in December 2016. To better position the Company's director compensation relative to our peer group, as identified below, it was determined that director compensation for 2017 will increase from the 2016 compensation as detailed below. The Company does not pay director compensation to directors who are also employees. Below are the elements of compensation paid to non-employee directors for their service on the Board of Directors.

              Cash Compensation.    During the 2016 fiscal year, non-employee directors received the following cash payments for their service on the Boards of Directors of the Company and the Bank:

  •
  an annual cash retainer of $35,000, paid quarterly, for service on the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $7,500, paid quarterly, to the Chairman of the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $7,500, paid quarterly, to the Chairman of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $2,500, paid quarterly, to the members of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $5,000, paid quarterly, to the Chairman of compensation committee of the Company's Board; and
  •
  an additional annual cash retainer of $1,000, paid quarterly, to members of the compensation committee of the Company's Board.

              For the 2017 fiscal year, the cash compensation for non-employee directors serving on the Boards of Directors of the Company and the Bank was changed as follows:

  •
  an annual cash retainer of $59,000, paid quarterly, for service on the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $15,000, paid quarterly, to the Chairman of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $2,500, paid quarterly, to the members of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $10,000, paid quarterly, to the Chairman of the compensation committee of the Company's Board; and
  •
  an additional annual cash retainer of $1,000, paid quarterly, to the members of the compensation committee of the Company's Board.

              During 2016, the Company did not provide perquisites to any director in an amount that is reportable under applicable SEC rules and regulations. All non-employee directors are entitled to reimbursement for travel expense incurred in attending Board and committee meetings.

              Stock Compensation.    Each non-employee director is eligible for a grant of shares of restricted stock issued from the Pacific Premier Bancorp, Inc. 2012 Long-Term Incentive Plan ("2012 Long-Term Incentive Plan"), as recommended by the Compensation Committee. The shares of restricted stock that the Company awards to its directors fully vest as of the first anniversary of the date of grant, subject to earlier vesting on termination of service in certain circumstances. On January 5, 2016, each of our non-employee directors was granted 2,000 shares of restricted stock. On January 26, 2017, each of our non-employee directors was granted 1,248 shares of restricted stock.

              Stock Ownership Guidelines for Directors.    The Board of Directors adopted a stock ownership guideline for non-employee directors in March 2012, which requires that each non-employee director own shares of the Company's common stock having a value of at least equal to five times the director's annual retainer for service on the Board of the Company or the Bank (not including committee-related fees). Directors have (i) five years from the date the guidelines were adopted, or until March 2017, or (ii) for new directors, five years after joining the Board of Directors, to meet the guidelines. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. As of the date of this Proxy Statement, all directors met or exceeded the ownership guidelines to the extent applicable to them.

              Health Insurance Benefits.    Non-employee directors can elect to receive insurance benefits from the Company, including long-term care insurance or health care insurance. The aggregate cost of these benefits in 2016 was $77,000.

              Aggregate Director Compensation in 2016.    In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid during 2016 to its non-employee directors.

2016 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Nonqualified Deferred Compensation Earnings (2)	All Other Compensation	Total

Kenneth A. Boudreau *	$57,500	$40,840	$3,873	$4,000	$106,213
John J. Carona	55,000	40,840	345	4,000	100,185
Joseph L. Garrett	62,500	40,840	-	4,000	107,340
John D. Goddard *	56,000	40,840	1,255	4,000	102,095
Jeff C. Jones	63,875	40,840	1,255	4,000	109,970
Michael L. McKennon *	62,500	40,840	8,185	4,000	115,525
Cora Tellez	58,500	40,840	48	4,000	103,388
Ayad Fargo	51,333	-	25	4,000	55,358
Zareh Sarrafian	50,417	-	-	4,000	54,417

  *
  Resigned as a director effective immediately prior to the effectiveness of the Company's acquisition of HEOP and Heritage Oaks Bank on April 1, 2017.

  (1)
  These amounts represent the aggregate grant date fair value of restricted stock granted in 2016, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are discussed in Note 18 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2016, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Fair value is based on 100% of the closing price per share of our common stock on the date of grant. At December 31, 2016, each of the non-employee directors named in the above table held 2,000 shares of restricted stock, except for Mr. Fargo and Mr. Sarrafian, who held none. In addition, at December 31, 2016, non-employee directors held outstanding stock options as follows: Mr. Boudreau, 36,000; Mr. Carona, 15,000; Mr. Garrett, 25,000; Mr. Goddard, 36,000; Mr. Jones, 36,000; Mr. McKennon, 36,000; Ms. Tellez, 0; Mr. Fargo, 0; and Mr. Sarrafian, 0.

  (2)
  Amounts reported in this column are the total interest credited on deferred compensation balances in 2016. Only the portion of such interest that exceeds 120% of the applicable federal rate is deemed to constitute compensation to a director under the SEC rules governing this table.

    Deferred Compensation Plan

              The Bank created a Directors' Deferred Compensation Plan in September 2006 which allows non-employee directors to defer Board of Directors' fees and provides for additional contributions from any opt-out portion of the long-term care insurance plan. See "Health Insurance Benefits" under "Compensation of Non-Employee Directors". The deferred compensation was credited with interest by the Bank at prime plus one percent through January 31, 2014, after which the rate was changed to prime minus one percent. The director's account balance is payable upon retirement or resignation. The Directors' Deferred Compensation Plan is unfunded. The Company is under no obligation to make matching contributions to the Directors' Deferred Compensation Plan. As of December 31, 2016, the unfunded liability for the plan was $1.6 million and the interest expense for 2016 was $70,000. The table below shows the totals for the Deferred Compensation Plan contributions and earnings, for our Directors, for the year ended December 31, 2016.

2016 NONQUALIFIED DIRECTOR DEFERRED COMPENSATION

Name	Aggregate Balance at Fiscal Year- End Prior to Last Fiscal Year-End	Director Contributions in Last Fiscal Year	Contributions in Lieu of Health Insurance in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End

Kenneth A. Boudreau *	$151,861	$-	$-	$3,873	$-	$155,734
John J. Carona	11,629	-	4,000	345	-	15,974
Joseph L. Garrett	-	-	-	-	-	-
John D. Goddard *	47,300	-	4,000	1,255	-	52,555
Jeff C. Jones	47,300	-	4,000	1,255	-	52,555
Michael L. McKennon *	290,735	54,208	-	8,185	-	353,128
Cora Tellez	-	-	4,000	48	-	4,048
Ayad Fargo	-	-	2,287	25	-	2,312
Zareh Sarrafian	-	-	-	-	-	-

  *
  Resigned as a director effective immediately prior to the effectiveness of the Company's acquisition of HEOP and Heritage Oaks Bank on April 1, 2017.

Executive Compensation Discussion & Analysis

              In this Executive Compensation Discussion & Analysis ("CD&A"), we explain our compensation program for our named executive officers ("NEOs") in 2016. The NEOs for 2016 are:

Name	Title

Steven R. Gardner	Chairman of the Board, Chief Executive Officer and President of the Company and Chairman of the Board and Chief Executive Officer of the Bank
Ronald J. Nicolas, Jr.	Senior Executive Vice President and Chief Financial Officer of the Company and the Bank
E. Allen Nicholson	Former Executive Vice President and Chief Financial Officer of the Company and the Bank
Edward Wilcox	President & Chief Banking Officer of the Bank
Michael S. Karr	Senior Executive Vice President & Chief Credit Officer of the Bank
Thomas Rice	Senior Executive Vice President & Chief Operating Officer of the Bank

              You should read this CD&A in conjunction with the tables, footnotes and text found on pages 47 to 51 of this our Proxy Statement which provide additional information regarding our compensation program for NEOs. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations. Our Compensation Committee may provide other compensation opportunities or arrangements or modify the current arrangements with our NEOs based upon its evaluation of how to achieve the objectives of our compensation program.

              2016 Corporate Performance Highlights.    We believe the Company had a successful 2016. We experienced strong organic growth coupled with expansion of our franchise through acquisitions. Evidence of our success in 2016 includes:

  •
  Net income of $40.1 million, which represents a 57% increase from 2015;
  •
  Earnings per (diluted) share of $1.46, which represents a 23% increase from 2015;
  •
  Return on average assets of 1.11%, as compared to a 2015 return of 0.97%;
  •
  Total originated loans at year-end of $1.26 billion, which represents a 29% increase from 2015;
  •
  Total loans at year-end of $3.24 billion, which represents an increase of $987 million, or 44% from 2015;
  •
  Total deposits at year-end of $3.15 billion, which represents an increase of $950 million, or 43% from 2015;
  •
  Year-end book value per share increased by 19% as compared to 2015, and tangible book value per share grew by 12% from 2015;
  •
  Strong asset quality was maintained, with loan delinquencies of 0.03% and total non-performing assets of 0.04%;
  •
  The Bank and the Corporation each exceeded all regulatory "well capitalized" requirements;
  •
  The Company acquired SCAF and its bank subsidiary, SBC, and entered into a merger agreement for the acquisition of Heritage Oaks Bancorp and its bank subsidiary, Heritage Oaks Bank; and
  •
  Total shareholder return ("TSR") for 2016 was 66.4% and the annualized TSR for 2014-2016 was 31%.

              As discussed in more detail below, the Compensation Committee reviewed a compensation study prepared by Pearl Meyer in October 2016, which examined the Company's performance over a one- and three-year period (through June 30, 2016). The study found that the Company's performance was near or above the 75th percentile in various growth metrics (assets, deposits, loans, net income), and on a one-year basis for return metrics. At that time, the Company's total shareholder returns for the one-and three-year periods was in the 97th percentile. Our one- and three-year total shareholder return at December 31, 2016, as compared to our 2016 peer group and the KBW Bank Index returns, is illustrated in the following chart:

              Consideration of Prior "Say on Pay Votes".    At our 2015 Annual Meeting of Stockholders, our shareholders approved the "say-on-pay" vote by 74.7% of the votes cast. The Compensation Committee was not satisfied with the voting result, and subsequently undertook a comprehensive review of the Company's executive compensation program with the assistance of an independent compensation consultant. Based upon the analysis conducted and the feedback received, the Compensation Committee determined that, although Company performance and executive compensation levels were not necessarily objectionable, the Company's executive compensation program should be more rigorous in the way in which the Company links pay to performance, applies performance metrics and determines the form and amount of executive compensation. The Compensation Committee responded with significant changes in the 2016 executive compensation program, and was pleased that shareholders approved the say-on-pay proposal in May of 2016 by 98.4% of the votes cast. During 2017, the Compensation Committee will continue to evaluate the executive compensation program to ensure that it is consistent with the Company's compensation philosophy described below, and will focus particularly on succession planning to help ensure management continuity.

              Program Attributes.    To guide compensation decisions, the Compensation Committee adopted a formal compensation philosophy for the 2016 fiscal year. The philosophy reflects the Compensation Committee's intent to generally set all elements of target compensation (i.e., base salary, annual cash incentive awards, and long term incentive awards) at or near comparable levels relative to our peers and relative to the Company's performance as compared to our peers. Unlike target compensation levels, which are set by the Compensation Committee near the beginning of the year, actual compensation is a function of the Company's operational and financial performance, as reflected through annual incentive and performance share payouts, as well as the value of equity awards at vesting.

              The Compensation Committee designs the executive compensation program to link pay to performance and align our executives' interests with those of our shareholders. A significant portion of our executive officers' compensation opportunity is at risk through long-term equity awards and annual cash incentive awards based on pre-determined objective operational and financial performance goals. These awards are linked to performance measures that correlate with shareholder value creation. To achieve this mix, the Compensation Committee evaluates the Company's financial objectives and performance across a broad range of financial metrics and focusing on the Company's core financial metrics and strategic actions.

              To ensure that the executive compensation program achieves its goals, the Compensation Committee works with its independent compensation consultant to develop a peer group of companies that are similar in size, scope, the nature of our business operations and with which we compete for talent. No tax gross-up is paid to any executive for any reason. No option repricing is allowed, except with shareholder approval. We maintain stock ownership guidelines for our CEO that require our CEO to own shares of our common stock with a value of at least three times his annual base salary. In addition, the Company maintains an anti-hedging and anti-pledging policy, and incorporates clawback provisions, as described in greater detail below.

              Key Issues that Shaped Our 2016 Executive Compensation Program.    For 2016, we made significant important changes to our compensation program for NEOs. These changes resulted from substantial work undertaken by our Compensation Committee, beginning in 2015. The Committee sought to revise our program to ensure that it would continue in its crucial function of helping us attract and retain talented executives, aligning their interests with the interests of our shareholders, driving financial performance, limiting overall risk to the Company, and ultimately providing high returns to our shareholders. The Committee focused on the following key issues:

  •
  As noted above, our NEOs have achieved outstanding results for the Company, consistently since 2010. From 2010 through 2016, we have grown total assets from $827 million to $4.04 billion, book value per share (diluted) from $7.18 to $16.54, and market capitalization from $33.9 million to $982.7 million. Returns to shareholders have been outstanding; share price grew from $6.48 at December 31, 2010 to $35.35 at December 31, 2016.
  •
  While we have sought to tie NEO compensation to Company performance through in 2016, the Compensation Committee believes that the levels of NEO compensation in relation to the performance achieved have been low when compared to the Company's peers.
  •
  Executing on our long-term business strategy-seeking profitable organic growth while adding value to our franchise through acquisitions requires a high degree of management skill and a significant commitment of resources. Management has delivered through its disciplined and consistent approach to business development, its focus on building a staff of high quality relationship managers and banking professionals, and its success in identifying, consummating and integrating acquisitions into our business.
  •
  In order for our executive compensation program to help us retain our high performing NEOs for the work ahead and attract talented executives to join our team, the program must be competitive with the financial institutions with whom we compete for management talent.
  •
  As we continue to grow organically and through acquisitions, the administration and governance of our executive compensation program will continue to increase in complexity and importance. We must continue to meet the executive compensation governance standards expected of a large, mature financial institution.

Executive Compensation Program Summary

              The Compensation Committee believes that our executive compensation program is designed to align the interests of the NEOs with the interests of shareholders, while ameliorating risk, and representing good governance standards. Our balanced compensation program provides a mix of fixed compensation and short- and long-term variable compensation, with an array of performance goals that mitigate excessive risk-taking behavior. A key design feature of our executive compensation program is that a significant portion of our NEO compensation is aligned with the Company's performance through annual cash incentives and equity awards. The purpose and key characteristics of each element of our executive compensation program are summarized below.

Element	Purpose	Key Characteristics

Base Salary	Provides a fixed level of compensation for performing essential job functions. The level of base salary reflects each NEO's level of responsibility, leadership, tenure, qualifications, and the competitive marketplace for executive talent in our industry.	Fixed compensation reviewed annually and adjusted, if and when appropriate.
Annual Incentive Awards	Motivates NEOs to achieve our short-term business objectives while providing flexibility to respond to opportunities and market conditions.	Annual cash bonus based on corporate performance as compared to pre-established goals. Annual incentives are capped at 150% of target levels.
Long-Term Incentive Awards	Motivates NEOs to achieve our long-term business objectives by tying incentive to long-term metrics.
Long-term incentive awards can be in the form of restricted stock or restricted stock unit awards. Restricted stock is awarded based on the achievement of a threshold performance goal tied to the ratio of non-performing assets to total assets. Once an award is granted, the award vests over three years. Awards of restricted stock units are granted as performance compensation awards that vest over three years based on the attainment of pre-established annual performance goals.
Other Compensation
	Provide benefits that allow NEOs to defer a portion of their compensation on a pre-tax basis to save for retirement and that promote employee health and welfare, which assists in attracting and retaining our NEOs.	Indirect compensation consisting of a qualified retirement plan, health and welfare plans and minimal perquisites.

2016 NEO Compensation

Process for Determining Executive Compensation.

    The Compensation Committee's Role

              The Compensation Committee is an independent body that has control of compensation decisions affecting NEOs, including establishing our compensation objectives and determining, approving and overseeing our executive compensation program. The Compensation Committee's precise responsibilities are set forth in its Charter, which is the document by which the Board has constituted and delegated authority to the Compensation Committee. In administering our executive compensation program, the Compensation Committee seeks to ensure that the structure and amount of compensation paid to our NEOs are appropriate in view of the Company's compensation goals and philosophies, and each NEO's skill set, abilities and accomplishments.

              As discussed below, the Compensation Committee uses information provided by independent compensation consultants and industry surveys, as well as input received from shareholders and shareholder advisors in making determinations regarding our executive compensation program. The Compensation Committee discusses with the Board, at least annually, the individual performance of each NEO using performance metrics and qualitative factors in order to arrive at an amount and composition of compensation for each NEO.

              The Compensation Committee works closely with management, particularly the CEO, CFO and Executive Vice President for Human Resources, in administering the compensation program. In particular, the CEO reviews the performance of the other NEOs annually and makes recommendations to the Compensation Committee on salary adjustments and annual award amounts. Management also provides information and analysis relating to performance metrics, award terms, tax and accounting issues and other aspects of NEO compensation. The Compensation Committee independently reviews this information and then exercises its authority to implement the Company's compensation philosophy through the executive compensation program.

    Compensation Consultant Engagement; Peer Group Study

              In 2015 and 2016, the Compensation Committee engaged independent consulting firms specializing in compensation program design and evaluation with significant experience in the financial services industry to assist the Compensation Committee in revising our compensation program for NEOs. In selecting McLagan in 2015 and Pearl Meyer in 2016, the Compensation Committee reviewed the independence of each firm under applicable NASDAQ listing standards and SEC rules and regulations. Based on its review and information provided by each firm regarding the provision of services, fees, policies and procedures, the presence of any conflicts of interest, ownership of the Company's stock, and other relevant factors, the Compensation Committee concluded that engaging McLagan and Pearl Meyer raised no conflicts of interest concerns, and both were deemed to be independent for purposes of their services as advisors to the Compensation Committee.

              The Compensation Committee sought the assistance of these independent consulting firms to improve the rigor of the Compensation Committee's compensation evaluation and design process, to ensure adherence to appropriate governance standards, and to ensure that our compensation program is competitive in terms of design, amount of compensation, and alignment of compensation determinations with the Company's performance. The Compensation Committee believes that the assistance of these independent consulting firms was necessary and appropriate in helping the Compensation Committee respond to what it felt were significant and valid points raised by shareholder representatives.

              In 2015, the Compensation Committee engaged McLagan to develop an appropriate peer group of financial institutions and to prepare a study comparing the Company's performance, its compensation of NEOs, and the alignment of performance and compensation to the performance and compensation programs of the companies in the peer group. The Compensation Committee sought to revise the prior peer group in light of the Company's rapid growth and the Compensation Committee's interest in comparing pay and performance against high-performing peers. For this purpose, McLagan and the Compensation Committee, with assistance from our human resources team, developed the 2015 peer group consisting of 16 banking institutions (the "2015 Peer Group"). For 2015 Peer Group, the Compensation Committee selected bank holding companies and banks that were with which the Company potentially competes for executive talent. The 2015 Peer Group was not selected based on the levels of executive compensation or attributes of their compensation program. Instead, the 2015 Peer Group was selected based on the following criteria:

  •
  Publicly-traded commercial banks or thrifts focused on commercial banking
  •
  Companies headquartered in the Federal Reserve 12th District (Western States), primarily California
  •
  Companies having total assets generally between $1.5 billion and $8.0 billion as of the most recent quarter-end. Median asset size of the Peer Group at the time of selection was $3.2 billion, at which time the Company's total assets were $2.6 billion (the 47th percentile of the 2015 Peer Group).

              The following companies comprised the 2015 Peer Group:

Banc of California	Bank of Marin Bancorp	BBCN Bancorp, Inc.
CU Bancorp	CVB Financial Corp.	Farmers & Merchants Bancorp
First Foundation, Inc.	Hanmi Financial Corporation	Heritage Commerce Corp
Heritage Oaks Bancorp	Opus Bank	Preferred Bank
Sierra Bancorp	TriCo Bancshares	Westamerica Bancorporation
Wilshire Bancorp, Inc.

              Factors in Decision Making.    The McLagan study, with its focus on the 2015 Peer Group, was a primary reference for the Compensation Committee in establishing our 2016 NEO compensation program. During 2016, in view of our continuing rapid growth - both organically and through acquisitions - and top quartile performance in relation to the 2015 Peer Group on an array of performance metrics, the Compensation Committee reexamined the composition of the 2015 Peer Group. In this regard, two of the peer group companies (Wilshire Bancorp, Inc. and BBCN Bancorp, Inc.) had merged, resulting in one surviving company with assets above the competitive range. With the assistance of Pearl Meyer, the Compensation Committee considered three alternative approaches to modify the 2015 Peer Group: (1) eliminate four companies with less than $2.5 billion in assets (Bank of Marin Bancorp, Heritage Commerce Corp., Heritage Oaks Bancorp and Sierra Bancorp) from the 2015 Peer Group; (2) maintain the size of the 2015 Peer Group by replacing the four companies with size-appropriate institutions with operations in California; or (3) continue to include the four companies and expand the 2015 Peer Group to a total of 24 by adding institutions with operations in larger U.S. metropolitan areas and strong performance, as measured by a return on tangible equity greater than 10%. The Compensation Committee concluded that expanding 2015 Peer Group (the third consideration above) would provide the most appropriate modification in part because a 24-member peer group is generally considered to be more reliable, and in part because including companies from other regions would expose the Compensation Committee to more diverse compensation approaches and practices.

              As noted above, the Compensation Committee considered asset size, geographic location, commercial business focus and overall performance in selecting the 2016 peer group (the "2016 Peer Group"), but did not (and its advisors did not) pre-screen the companies under consideration as to the level of executive compensation or as to the companies' specific compensation practices.

              The following companies comprise the 2016 Peer Group (new companies in italics):

Banc of California, Inc.	Banner Corporation	Bofl Holding, Inc.
Boston Private Financial Holdings, Inc.	Brookline Bancorp, Inc.	Cardinal Financial Corporation
Century Bancorp, Inc.	ConnectOne Bancorp, Inc.	CU Bancorp
CVB Financial Corp.	Farmers & Merchants Bancorp	First Foundation Inc.
Flushing Financial Corporation	Hanmi Financial Corporation	HomeStreet, Inc.
Independent Bank Group, Inc.	Lakeland Bancorp, Inc.	LegacyTexas Financial Group, Inc.
Opus Bank	Preferred Bank	Provident Financial Services, Inc.
Sandy Spring Bancorp, Inc.	TriCo Bancshares	Westamerica Bancorporation

              In setting compensation each year, the Compensation Committee independently evaluates the various components and levels of compensation for executives within the applicable Peer Group focusing on base salary, annual cash incentive (bonus) and equity compensation as well as benefits and retirement plans. Based on the Compensation Committee's independent evaluation, findings included in the compensation analysis, and the recommendations of the CEO (in the case of the other NEOs), the Compensation Committee established compensation levels for our NEOs for 2015 and 2016. These established levels included parameters of base salaries, annual cash incentive awards, long-term equity incentive awards, retirement plans and other benefits, and other executive benefits (including perquisites) that were appropriate for the NEOs and in alignment with our compensation philosophy.

              In December 2015, the Compensation Committee reviewed the McLagan report and other information, including a management-prepared analysis of the Company's performance and further analysis prepared by a member of the Compensation Committee. The various studies showed that on a number of key financial performance metrics (including asset growth, earnings per share growth, non-performance assets as a percentage of total assets, and three-year total shareholder returns), and as compared to the 2015 Peer Group companies, the Company had been performing above the 75th percentile. However, compensation of our NEOs over the prior three years was significantly below the 75th percentile, and lagged the level of achieved performance.

              In addition, the Compensation Committee recognized that the 2016 performance goals it was considering for incentive compensation, which require substantial year-over-year growth, likely would continue the Company's long-term trend of outperforming comparable companies (including the 2015 Peer Group). As a result, the Compensation Committee was concerned that, if management continued to perform well over multiple years and achieved the performance goals, shareholders would likely continue to benefit from very good returns (both absolutely and comparatively), but payout levels for our NEOs would continue to be below market for "target" performance, creating risks that our talented executives will leave or not be incented to continue to perform at the highest levels.

              Taking these factors into account, the Compensation Committee determined that it was necessary to increase 2016 compensation so that targeted total compensation levels would increase and be within the range of the 50th to 75th percentile of compensation for comparable positions within the 2016 Peer Group. The Compensation Committee did not attempt to precisely target each NEO's 2016 compensation to a specific benchmarked level. Rather, the Compensation Committee considered the analysis in the McLagan report as a key point of reference, and specifically considered how each NEO's total compensation at target levels would fall within the desired percentile range. In addition, during 2016, the Compensation Committee sought a separate review of compensation from Pearl Meyer, in order to have a clear understanding of how our program compared to the programs of competitive companies.

              For 2016, the Compensation Committee took the following actions:

  •
  Increased base salaries of the NEOs (other than newly-hired NEOs), including an increase of the CEO's base salary from $500,000 to $600,000.

  •
  Target annual cash incentive awards remained at the same percentage of base salary as in 2015, but the effect of the salary increases was to increase the dollar value of the target annual cash incentives.
  •
  Annual long-term incentives were granted in a combination of performance-based restricted stock units (a new form of equity award for the Company), with performance goals based on annual returns on average tangible common equity after first achieving eligibility by finishing the year with non-performing assets of less than 2% of total assets.
  •
  The Compensation Committee targeted long-term incentives to remain at the same percentage of the NEO's salary as in 2015, recognizing that the salary increases would increase the dollar amounts of these targets. (As discussed below, for accounting purposes the Company adopted conservative assumptions that restricted stock units would be earned at maximum levels; for purposes of valuing the awards as a percent of salary, the Compensation Committee valued the restricted stock unit awards at their target payout level.)
  •
  In addition, the Compensation Committee authorized grants of restricted stock to the NEOs during 2016 that were not part of the regular long-term incentive awards. This was done in part to reward the NEOs for the Company's sustained high performance, promote long-term retention of executives, and in part to recognize promotions.
  •
  The Compensation Committee revised employment agreement provisions relating to severance payable for a not-for-cause or good-reason termination following a change in control. This change had the dual benefit of enhancing the competitiveness and the retention aspects of our severance protections. No gross-ups are authorized for these change-in-control severance arrangements; rather, payouts would be subject to a mandatory reduction to ensure that the payouts remain tax deductible to the Company and not subject to excise tax to the executive.
  •
  Based on the Pearl Meyer analysis prepared in October 2016, using 2015 CEO pay for 2016 Peer Group for comparison, our CEO's 2016 target total compensation was slightly above the 75th percentile, including the annualized value of retention awards for the CEO and comparator company CEOs.

              Alignment of CEO Pay with Performance.    For 2016, our CEO's total direct realizable compensation was directionally aligned with the total shareholder returns. As in past years, when compared to our 2016 Peer Group, our three-year total shareholder return percentile rank was substantially higher than the CEO's percentile rank of realizable compensation.

              The Compensation Committee asked Pearl Meyer to prepare an analysis of the relationship between our CEO's "total direct realizable compensation" (explained below) and the Company performance, as compared to our 2016 Peer Group where the Company's performance is measured as total shareholder return over the three-year period ended December 31, 2016 and total direct realizable compensation received by our CEO is defined as the sum of:

  •
  Actual base salary paid over the three-year period;
  •
  Actual short-term incentives (bonuses) paid based on performance over the three-year period;
  •
  "In-the-money" value as of December 31, 2016 of any stock options granted over the three-year period; and
  •
  The value as of December 31, 2016 of any unvested restricted stock or restricted stock units granted over the three-year period.

              The CEO compensation of the 2016 Peer Group is based on the fiscal years 2013 through 2015, because 2016 information for most of the 2016 Peer Group was not available at the time of this analysis. However, all equity awards granted during the period are valued as of December 31, 2016, including the value of performance-contingent shares granted in the 2013-2015 fiscal-year period, valued as of December 31, 2016. Retention equity awards granted by the Company also are included in this analysis. The analysis is presented in the chart below.

Elements of NEO Compensation

              Our NEO compensation program includes the following components commonly provided by public companies:

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  Base salary;
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  Annual cash incentive awards tied to annual performance metrics;
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  Equity awards providing long-term incentives and promoting retention;
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  Retirement plans; and
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  Other executive benefits, such as severance arrangements and perquisites.

              Base Salary.    The Company provides the NEOs and all other employees with base salary to compensate them for services, and provides a non-variable component of compensation from which the employee can pay living expenses. Salary levels are typically reviewed annually as part of the Company's performance review process, as well as upon a promotion or other change in an NEO's job responsibilities. As discussed above, the Compensation Committee considers base salary levels as part of its process of ensuring that the NEO's overall compensation is competitive, including annual and long-term incentives, the target amount of which is generally based on a percentage or multiple of base salary.

              The following table provides information regarding base salaries for our NEOs serving at year end 2016:

Name	2016 Base Salary (annual rate)		Increase from 2015 Base Salary (annual rate)

Steven R. Gardner	$600,000		20.0%
Edward Wilcox	325,000		8.3%
Thomas Rice	275,000		14.6%
Michael S. Karr	275,000		14.6%
Ronald J. Nicolas, Jr.	300,000	(1)	(1)
E. Allen Nicholson	275,000	(2)	-%

  (1)
  Mr. Nicolas commenced employment on May 31, 2016. The amount of salary actually received by Mr. Nicolas in 2016 is shown in the Summary Compensation Table on page 47 of this Proxy Statement.

  (2)
  Mr. Nicholson's employment terminated on May 31, 2016. The amount of salary actually received by Mr. Nicholson in 2016 is shown in the Summary Compensation Table on page 47 of this Proxy Statement.

              Annual Cash Incentive Program.    We use annual cash incentive awards to provide each NEO with a strong incentive to execute our business plan for the year. In advance of the year or during the first 90 days of the year, the Compensation Committee creates an award opportunity for the NEO, providing for a range of potential payouts equal to a percentage or multiple of salary that is tied to the achievement of specific, pre-established performance goals for that year. Those performance goals are meant to focus the NEO on the key elements of our strategic and annual financial plan. At the same time, the Compensation Committee seeks to use an array of performance goals that broadly measure Company performance, so as to not encourage undue risk taking or distort management decisions that arise when executives are incented to achieve a narrow performance goal.

              For a given performance goal, the target level of performance that must be achieved to earn the target annual cash incentive payout typically is set at a level based on the Company's annual financial plan for the fiscal year. The Compensation Committee also specifies a "threshold" performance goal - the minimum level of performance required to earn a payout that is less than the target payout - and a maximum performance level that, if exceed, will cap the above-target payout. Shortly after year end, the Compensation Committee determines the extent to which the performance goals have been achieved and the corresponding payout. Importantly, the Compensation Committee has discretion to adjust the level of payout based on its assessment of an NEO's individual performance and other circumstances relating to the Company's business. Generally, the extent of reduction in payout is limited to 20% of the target award.

              For 2016, the Compensation Committee created annual cash incentive award opportunities with performance goals that used the same business metrics and weightings as in 2015. These performance goals include net income (weighted 50%), loan growth (weighted 25%) and deposit growth (weighted 25%). Net income is the financial item we determine and report under Generally Accepted Accounting Principles (GAAP). Loan and deposit growth are non-GAAP performance metrics based on our year-over-year changes. An additional performance metric based on the Company's Tier 1 Capital Ratio also was initially specified, but, as discussed below, this metric measurement was subsequently waived by the Compensation Committee.

              The dollar amounts of these potential payments are shown in the Grants of Plan-Based Awards table on page 48 of this Proxy Statement. The CEO's target annual cash incentive amount was 100% of his salary, Mr. Wilcox's target amount was 60% of salary, and the other NEOs' target amounts were

50% of salary. In each case, the threshold amount was 50% of the target and the maximum amount was 150% of the target.

              The performance goals set by the Compensation Committee for 2016, at target and maximum levels, were much higher than the 2015 performance goals and 2015 actual results. In part, this reflected the anticipated contribution to our 2016 performance from the acquisition of SCAF and SCB, which was completed during the first quarter of 2016. However, the 2016 performance goals also required very substantial organic growth in net income, loan growth and deposit growth in order to achieve the target levels set by the Compensation Committee. For each performance metric, the threshold level of performance was set at 80% of the target level of performance, and the maximum performance level was set at 120% of the target performance level.

              The table below shows the 2016 annual cash incentive award performance goals relating to net income, loan growth and deposit growth (the "growth performance goals"), the actual performance achieved, and related information ($ in thousands):

		2016 Performance Goals
2016 Performance Metric	2015 Actual Performance	Threshold (80% of target)	Target	Maximum (120% of target)	2016 Actual achievement level	2016 achievement as percent of target (1)

Net income	$25,515	$34,055	$42,569	$51,083	$40,103	94.2%
Loan growth	634,258	580,189	725,236	870,283	986,444	136.0%
Deposit growth	564,297	748,630	935,787	1,122,944	950,362	101.6%

  (1)
  To calculate the payout for the loan growth metric, the pre-specified maximum payout level of 120% is used, despite the higher level of actual achievement of the performance goal.

              As stated above, the Compensation Committee included an overall 2016 performance goal relating to the Company's Tier 1 Capital Ratio, a measure of safety and soundness. As originally set by the Compensation Committee, annual cash incentive payouts would have required that the Company achieve a Tier 1 Capital Ratio at year end of 10.50%. This requirement had been included in the 2015 annual cash incentive award authorization as well. In December 2016, management apprised the Compensation Committee that this performance goal was reasonably attainable, but the steps needed to assure its achievement potentially were not consistent with managing Company assets with a longer-term view and in the best interests of shareholders. The Company's 2016 year-end Tier 1 Capital Ratio ultimately was 10.45%, and the Bank's Tier 1 Capital Ratio at year end was 11.70%. In light of the Company's Tier 1 Capital Ratio and the Bank's Tier 1 Capital Ratio, each of which exceeded the regulatory "well capitalized" levels by 245 basis points and 370 basis points, respectively, the Compensation Committee concluded that the Company and the Bank both remain well capitalized by regulatory measures. As such, the Compensation Committee determined to accept the year-end Company's Tier 1 Capital Ratio of 10.45% as adequate achievement of this performance goal.

              To determine the annual cash incentive award payout to each NEO, the Compensation Committee multiplied the percentage achievement of each of the growth performance goals by the weighting of the performance goal. For this purpose, the weighting of the net income goal was 50% and the other two goals were weighted 25% each, and the loan growth goal achievement level was capped at 120%. This resulted in an overall performance goal achievement (the sum of the three calculations) of 102.5% of target. The payout level between the target level and the maximum level (150% of target for each NEO) was determined by straight-line interpolation, so that 102.5% achievement of the combined performance goals resulted in a payout of 106.2% of target. The Compensation Committee determined not to adjust the annual cash incentive payouts determined by this calculation. The resulting payouts and related information are shown in the following table:

2016 Annual Cash Incentive Plan – Target Award and Final Award

NEO	Target Award	Target Payout as % of Salary	Final Award Payout (106.2% of target)

Steven R. Gardner	$600,000	100%	$637,393
Edward Wilcox	325,000	60%	207,153
Michael S. Karr	275,000	50%	146,069
Thomas Rice	275,000	50%	146,069
Ronald J. Nicolas, Jr.	300,000	50%	159,348
E. Allen Nicholson	275,000	50%	-

              The 2016 annual cash incentive awards were paid on January 26, 2017 following the issuance of fourth quarter earnings release. The payouts are reflected as 2016 compensation in the Summary Compensation Table on page 47 of this Proxy Statement in the column labeled "Non-Equity Incentive Plan Compensation."

              Long-Term Equity Incentive Awards.    The Compensation Committee grants long-term incentive awards to our NEOs and to a broader group of employees under our 2012 Long-Term Incentive Plan in order to align the interests of our management team with the interests of our shareholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and also, through vesting provisions, help to promote retention and long-term service of executives and key employees.

              The Compensation Committee's process for determining the size of the 2016 long-term component of NEO compensation – our annual equity grants – and the additional equity award grants is described above in this CD&A, under the caption "Process for Determining Executive Compensation".

              As discussed above, the 2015 "say-on-pay" vote results were unsatisfactory to the Compensation Committee. Following that vote, we received helpful feedback from stakeholders suggesting that we add performance requirements to our equity awards. In consideration of that feedback, the Compensation Committee changed our long-term incentive awards to include performance requirements for all of the equity awards granted to NEOs beginning in 2016. These performance requirements are designed to support the achievement of our strategic goals, mitigate risk and allow the awards to qualify for tax deductibility without limitation under Internal Revenue Code Section 162(m).

              Two forms of equity incentive awards were used for the annual 2016 equity awards: restricted stock and RSUs. Each form of award contains one or more performance requirements. RSUs could be earned in a range from 75% to 125% of the designated target number, based on the level of performance achieved. Based on the 100% payout level of the RSUs, for each NEO approximately 75% of the aggregate grant-date fair value of the award was in the form of restricted sock with the remaining approximately 25% in the form of RSUs.

              For accounting purposes, as of the grant date we adopted the conservative view that the probable level of achievement of the performance goals would be at the maximum level, so that the number of RSUs reflected in the table below is 125% of the target number, and the grant-date fair value reflects that maximum number of RSUs. This is in part a reflection of the sustained high performance of the Company. The performance goals relating to return on assets would be reasonably challenging for our 2016 Peer Group, but the Company's achieved performance in recent years, and specifically management's performance in positioning the Company for future high performance, results in what the Compensation Committee believes is a higher-than-usual probability that the Company's performance will reach levels that trigger a maximum payout with respect to the RSUs.

              The following table provides information on the 2016 annual long-term incentive awards:

Name	Award Fair Value as a % of Base Salary	Restricted Stock (number of shares)	Restricted Stock Units at Maximum Payout Level *	Award Grant-Date Fair Value

Steven R. Gardner	159.5%	35,000	14,625	$957,266
Edward Wilcox	107.3	12,700	5,375	348,667
Thomas Rice	53.7	5,400	2,250	147,569
Michael S. Karr	53.7	5,400	2,250	147,569
Ronald J. Nicolas, Jr.	-	-	-	-
E. Allen Nicholson	26.8	2,700	1,125	73,784

              The annual grants of long-term incentives are treated as an award earned by service in the prior year. In the case of Mr. Nicholson, who was with the Company for approximately six months in 2015, his 2016 long-term equity award grant was pro-rated based on that length of service in the prior year. Similarly, in the case of Mr. Nicolas, who joined the Company on May 31, 2017, no grant of annual long-term equity incentive was made in 2016.

              Restricted stock awards are subject to both performance and time-based components. First, restricted stock awards require achievement of the performance goal that the Company's ratio of adjusted nonperforming assets to total assets at December 31, 2016, excluding all nonperforming assets acquired through merger or acquisitions ("Adjusted NPA Ratio"), be less than 2%. This ratio is a non-GAAP metric determined by dividing our year-end nonperforming assets, reduced by those acquired through merger or acquisition, by year-end total assets. Second, if the Adjusted NPA Ratio goal is achieved, the restricted stock then vests in equal annual installments over three years (the first vesting to occur in January 2017), subject to accelerated vesting in certain circumstances (as discussed below). If the performance goal is not achieved, the restricted stock awards are forfeited. In 2016, the performance goal was achieved, with an Adjusted NPA Ratio of 0.04%. Therefore, NEOs who received these grants and remained in service in January 2017 vested at that time in one-third of the shares of restricted stock.

              RSUs required achievement of annual performance goals on a three year basis in order to be earned. In January 2016, the Compensation Committee set performance goals for the 2016-2018 performance period based on the Company's strategic plan. At the end of each year in the 2016-2018 performance period, performance against this goal is assessed and the vesting is determined, ranging from zero RSUs to up to one-third of the maximum number of RSUs. The Compensation Committee set performance goals for the 2016 RSUs requiring attainment of a targeted adjusted return on average tangible common equity ("AROATCE") in each year of the 2016-2018 performance period. AROATCE is a non-GAAP performance metric, determined by adjusting net income for the effect of CDI amortization and merger-related expense and excluding the average CDI and average goodwill from average shareholders' equity during the period. Notwithstanding achievement of this goal, the Compensation Committee has the discretion to reduce an award if the Company's Adjusted NPA Ratio in the given year exceeds 2%. The 2016 RSUs require, in each year of the 2016-2018 performance period, an AROATCE of 8% to earn a threshold payout (20% of the maximum number of RSUs), an AROATCE of 10% to earn the target payout (26.67% of the maximum number of RSUs), and an AROATCE of 12% to earn the maximum payout (33.33% of the maximum number of RSUs), provided that, in 2018 (the final year of the performance period), any remaining unearned RSUs can be earned if the target AROATCE is achieved in that year. Earned RSUs vest and are paid out shortly after the end of the year in which they are earned.

              For 2016, AROATCE exceeded 13%, above the maximum level, and the Adjusted NPA Ratio was 0.04%. Accordingly, in January 2017, each NEO who received this 2016 grant and remained in service in January 2017 vested at that time in one-third of the maximum number of RSUs and received a corresponding payout in shares.

              In addition to annual grants, during 2016 the Compensation Committee sought to address two related issues through grants of additional equity awards to certain NEOs. As discussed in greater detail above, these issues were (1) that although the Company's sustained performance has been strong, the realized and realizable compensation of our management team has lagged, and (2) the proven success of our management team exposes the Company to a heightened risk of having our executives recruited away from us. The Compensation Committee determined to address these issues with separate grants of Restricted Stock intended to promote retention and long-term service. The following table shows information on the 2016 grants:

Name	Restricted Stock (number of shares)	Award Grant-Date Fair Value

Steven R. Gardner	50,000	$964,500
Edward Wilcox	25,000	621,500
Thomas Rice	20,000	497,200
Michael S. Karr	20,000	497,200
Ronald J. Nicolas, Jr. (1)	20,000	500,000
E. Allen Nicholson	-	-

  (1)
  Grant was awarded when Mr. Nicolas joined the Company in May 2016.

              Mr. Gardner's award was granted on January 25, 2016. It provides for vesting of one-third of the shares on each of the first three anniversaries of the grant date, provided that the Company's ratio of nonperforming assets to total assets for 2016 (excluding all nonperforming assets acquired through merger or acquisitions) was less than 2%, and subject to accelerated vesting in certain circumstances. As discussed above, this performance goal was achieved in 2016. Mr. Nicolas received an award on May 31, 2017 in connection with his initial employment. Other grants shown in the table occurred on May 31, 2017, in the case of Mr. Nicolas, and June 1 in the case of the other NEOs. In order to provide for stronger retention terms, these grants will become vested in full on the third anniversary of the date of grant, subject to accelerated vesting in certain circumstances.

              Restricted stock awards will vest on an accelerated basis in the event the NEO's employment is terminated by us without "cause" or the NEO terminates for "good reason" (as such terms are defined in the NEO's employment agreement and described below), employment terminates due to the NEO's death or disability, or upon the occurrence of a change in control. RSU awards will vest on an accelerated basis at the maximum level in the event the NEO's employment terminates due to death or disability, or if, within two years after a change in control, the NEO's employment is terminated by us without "cause" or by the NEO for "good reason."

Employment Agreements, Salary Continuation Plan, Severance and Change-in-Control Provisions

              We have entered into employment agreements with our NEOs. We believe employment agreements serve a number of functions in that they (i) promote complete and consistent documentation and mutual understanding of employment terms, (ii) help meet legal requirements under tax laws and other regulations, (iii) avoid frequent renegotiation of employment terms, and (iv) protect the Company and customers through confidentiality and non-solicitation covenants. Our CEO's and CFO's employment agreements are between the Company and the NEO. The remainder of our NEO employment agreements are between the Bank and the NEO.

              During 2016, we entered into amended and restated employment agreements with our NEOs who served through the full year. In the case of Mr. Nicolas, we entered into a new employment agreement upon his becoming employed by us. The terms of the employment agreements are discussed at pages 38 to 46 of this Proxy under the caption "Employment Agreements," and at pages 51 to 53 of this Proxy under the caption "Potential Payments Upon Termination or a Change-in-Control."

              We amended and restated the employment agreements primarily to reflect the 2016 promotions of our NEOs, to adjust salaries to reflect the levels set for 2016, and to modify the terms of severance payments payable to the NEOs in certain circumstances. In this regard, the Compensation Committee concluded that enhanced severance protection is an important employment term both to attract and retain executives in our industry, in which there is a relatively high level of merger and acquisition activity. Providing a competitive level of income protection in the event that the Company were to experience a change in control will help to ensure that management can be objective in evaluating potential mergers that might imperil their jobs, and will remain in service and provide management continuity through the completion of a transaction that could be beneficial to the Company and its shareholders.

              The amended and restated employment agreements confirmed promotions and, in the case of Mr. Nicolas confirmed his new position, effective May 31, 2016, as follows:

NEO	New Position	Prior Position

Steven R. Gardner	President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank *	President and Chief Executive Officer of both the Company and the Bank
Edward Wilcox	President and Chief Banking Officer of the Bank	Senior Executive Vice President, Chief Banking Officer of the Bank
Michael S. Karr	Senior Executive Vice President and Chief Credit Officer of the Bank	Executive Vice President and Chief Credit Officer of the Bank
Thomas Rice	Senior Executive Vice President and Chief Operating Officer of the Bank	Executive Vice President and Chief Operating Officer of the Bank
Ronald J. Nicolas, Jr.	Senior Executive Vice President and Chief Financial Officer of the Company and the Bank	N/A

  *
  On May 31, 2016, Mr. Gardner also became Chairman of the Board of the Company and the Bank. This is an office elected by the Board of Directors, and is not a position provided for by the amended and restated employment agreement between the Company, the Bank and Mr. Gardner.

              The amended and restated employment agreements in each case reflected that the NEO's 2016 base salary was the amount established by the Compensation Committee (as described above). In addition, each amended and restated agreement changed the severance payable in the event that the NEO's employment is terminated (i) by the Company and/or the Bank for other than Cause, Disability, or death within two years following a Change in Control, or (ii) by the NEO for Good Reason within two (2) years following a Change in Control, to a lump-sum amount equal to the sum of the NEO's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination times a specified multiplier, as follows: Mr. Gardner, 3.0x; Mr. Wilcox, 2.99x; Mr. Karr and Mr. Rice, 2.0x. (The terms "Cause," "Disability", "Change in Control" and "Good Reason" each are defined in the amended and restated employment agreements.) Previously, under the same circumstances, the NEO was entitled to receive a lump-sum amount equal to his base salary times a multiplier plus one times his incentive bonus for the previous year, with the following specified multipliers: Mr. Gardner, 3.0x; Mr. Wilcox, 2.0x; Mr. Karr and Mr. Rice, 1.0x. Under the agreements, if severance and other payments were to trigger a golden parachute excise tax on the NEO and a corresponding loss of tax deductibility by the Company, such severance and payments would be reduced to the maximum level that would not trigger the excise tax and loss of tax deductibility.

              Mr. Nicolas's employment agreement provided for a starting base salary of $300,000. Severance is payable to Mr. Nicolas on the same terms as described above for the other NEOs, with a severance multiplier of 2.0x.

              Mr. Gardner and Mr. Wilcox participate in our Salary Continuation Plan. That plan provides continued income for a 15-year period after retirement at or after age 62, in the amount of $200,000 per year for Mr. Gardner and $100,000 per year for Mr. Wilcox. A reduced benefit is payable for a pre-age 62 termination, including termination due to disability. However, in the event of a pre-age 62 termination within 12 months after a change in control (as defined under Internal Revenue Code Section 409A) or upon death, Mr. Gardner would receive a lump-sum payment of $1,982,130 and Mr. Wilcox would receive a lump-sum payment of $989,413. No benefits are payable under the Plan if the NEO is terminated for cause, as defined in the Plan.

              Upon Mr. Nicholson's resignation in May 2016, no severance became payable, his annual cash incentive opportunity for 2016 was forfeited and all of his outstanding equity awards were forfeited.

              Upon a change in control, outstanding awards of stock options and restricted stock become fully vested. Outstanding awards of RSUs become fully vested (at maximum levels) in the event that, within two years after a change in control, the NEO's employment is terminated by us without cause or the NEO terminates for good reason.

Other Considerations

              Accounting and Tax Considerations – Equity-Based Compensation.    The Compensation Committee considers the tax and accounting treatment of the compensation paid to our executives. Although, in general, these are not the principal considerations affecting the Compensation Committee's decisions, the Compensation Committee nevertheless seeks to put the Company in a favorable position with respect to tax and accounting treatment. In 2015, shareholders approved amendments to our 2012 Long-Term Incentive Plan that are intended to enable us to grant cash incentives and equity awards that can qualify as performance-based compensation not subject to the cap on tax deductibility under Internal Revenue Code Section 162(m). Section 162(m) imposes an annual limit on the tax deductibility of certain compensation to our CEO and three other most highly compensated NEOs serving at year end, other than our CFO. A number of requirements must be met in order for particular compensation to qualify as performance-based compensation under Section 162(m), however, so there can be no assurance that compensation realized in a given year will not be subject to the limit on deductibility imposed by Section 162(m).

              Clawback Provisions.    Our NEO compensation practices include a number of risk mitigants, as described throughout this Item. In addition, although we do not have currently have a separate policy requiring a clawback or recoupment of compensation if there occurs a restatement of financial results, mandatory clawback provisions of the Sarbanes-Oxley Act apply. In the event of a restatement of our financial statements that called into question the extent of prior achievement of performance goals upon which incentive compensation payouts were conditioned, the Compensation Committee would evaluate whether compensation adjustments to compensation are appropriate based upon the facts and circumstances surrounding the restatement. In 2016, Federal regulatory agencies with authority over the Company and the Bank proposed detailed regulations relating to incentive-based compensation that, among other things, would require us to adopt a clawback policy meeting precise but as yet uncertain specifications. These proposed regulations implement provisions of the Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act. In addition, the SEC and stock exchanges also are developing rules under the Dodd-Frank Act that would require adoption of a clawback policy, and the SEC has issued a proposed rule to implement this requirement. We expect to adopt a clawback policy meeting the requirements of the Dodd-Frank Act when final regulations have been adopted by the applicable regulatory agencies.

              Anti-Hedging/Pledging Policy.    The Company considers it inappropriate for any director or officer to enter into speculative transactions in the Company's securities. Such transactions carry a greater risk of securities law violations, and transactions that hedge the risk of ownership of our stock would undermine the effectiveness of our programs that encourage stock ownership and provide incentives in the form of stock-based awards. Therefore, our insider trading policy prohibits the purchase or sale of puts, calls, options or other derivative securities based on the Company's securities (stock options granted under Company plans are permitted, however). This prohibition also includes hedging or monetization transactions, such as forward-sale contracts, in which the shareholder continues to own the underlying security without retaining all risks or rewards of ownership. Finally, directors and officers may not purchase the Company's securities on margin, or borrow against any account in which Company securities are held.

              Stock Ownership Guideline for the CEO.    The Board of Directors has adopted a stock ownership guideline for the CEO. The guideline requires that the CEO own shares of Company common stock (or have an equivalent interest in shares through our compensation plans) having a value of at least three times his annual base salary. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. Although the guideline allowed for the CEO to reach the specified ownership level over a five-year period from adoption of the guideline in March 2012, Mr. Gardner achieved the guideline earlier, and at December 31, 2016, his ownership of Company stock was in full compliance with the guideline. The Board reviews the ownership levels of other executives, but no specific guideline level of ownership has been established for those positions.

              Succession Planning.    In the event Mr. Gardner is unexpectedly unable to serve as our Chairman and CEO, our Compensation Committee has developed a plan utilizing our current Board and executive leadership team to ensure management continuity for up to twelve months while our Board conducts a search for a successor to Mr. Gardner.

    Employment Agreements

              The Company entered into employment agreements with the NEOs. We believe employment agreements serve a number of functions, including (1) retention of our NEOs; (2) mitigation of any uncertainty about future employment and continuity of management in the event of a change in control; and (3) protection of the Company and customers through confidentiality and non-solicitation covenants. Subsequent to the fiscal year-end, the Company amended employment agreements with the NEOs. A summary of the terms of each of the employment agreements include the following:

              Mr. Gardner's Second Amended and Restated Employment Agreement.    Mr. Steven Gardner, the Company and the Bank entered into a second amended and restated employment agreement dated May 31, 2017 that provides for the employment of Mr. Gardner as the President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank. Mr. Gardner's second amended and restated employment agreement has a term of three (3) years and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's

Boards of Directors, unless Mr. Gardner, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of Mr. Gardner's second amended and restated employment agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then Mr. Gardner's second amended and restated employment agreement will terminate at the conclusion of its remaining term.

              Pursuant to his second amended and restated employment agreement, Mr. Gardner will receive a minimum base salary of $600,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's Boards of Directors. In addition, Mr. Gardner will be eligible for a discretionary performance bonus not to exceed 150% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Board of Directors. In addition, Mr. Gardner will receive the use of an automobile paid for by the Company and the Bank. Mr. Gardner also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Gardner's then duties and responsibilities as fixed by the Boards of Directors of the Company and the Bank.

              Pursuant to Mr. Gardner's second amended and restated employment agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Gardner's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in his second amended and restated employment agreement), and Mr. Gardner has the right, upon prior notice of termination, to terminate his employment with the Company and the Bank for any reason.

              In the event that Mr. Gardner's employment is terminated (a) by the Company and the Bank for other than Cause, Disability, or Mr. Gardner's death and such termination occurs within two (2) years following a "Change in Control" (as defined in his second amended and restated employment agreement) or (b) by Mr. Gardner due to a material breach of his second amended and restated employment agreement by the Company and the Bank, or for "Good Reason" (as defined in his second amended and restated employment agreement), then Mr. Gardner will be entitled to receive a lump sum cash severance amount equal to the product of (x) the sum of Mr. Gardner's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination (y) multiplied by three (3), less taxes and other required withholding. In the event that Mr. Gardner's employment is terminated by the Company and the Bank for other than Cause, Disability, or Mr. Gardner's death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Gardner will be entitled to receive a lump sum cash severance amount equal to the sum of (x) Mr. Gardner's base salary as in effect immediately prior to the date of termination multiplied by (y) three (3), less taxes and other required withholding. In each case, Mr. Gardner also will be entitled to receive for a period ending at the earlier of (i) the third anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Gardner upon termination would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), the payments and benefits payable by the Company and the Bank under his second amended and restated

employment agreement will be reduced, in the manner determined by Mr. Gardner, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Gardner being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Gardner's employment is terminated by the Company and the Bank for Cause, or Mr. Gardner terminates his employment other than for Disability or Good Reason, Mr. Gardner will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination. In the event that Mr. Gardner's employment is terminated as a result of Disability or death during the term of his second amended and restated employment agreement, Mr. Gardner, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

              Mr. Gardner has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the his second amended and restated employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Mr. Gardner has agreed that during the term of his second amended and restated employment agreement and for two (2) years after the date of termination, he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in his second amended and restated employment agreement).

              Mr. Gardner's second amended and restated employment agreement will not impact the benefits that Mr. Gardner is entitled to receive pursuant to the Salary Continuation Plan.

              Mr. Wilcox's Third Amended and Restated Employment Agreement.    Mr. Edward Wilcox and the Bank entered into a third amended and restated employment agreement dated May 31, 2017 that provides for the employment of Mr. Wilcox as the President and Chief Banking Officer of the Bank. Mr. Wilcox's third amended and restated employment agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank's board of directors, unless Mr. Wilcox, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Wilcox's third amended and restated employment agreement, in which case Mr. Wilcox's third amended and restated employment agreement will terminate at the conclusion of its remaining term.

              Pursuant to his third amended and restated employment agreement, Mr. Wilcox will receive a minimum base salary of $325,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank's board of directors. In addition, Mr. Wilcox will be eligible for a discretionary performance bonus not to exceed 90% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Board of Directors. Mr. Wilcox is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Wilcox's then duties and responsibilities as fixed by the board of directors of the Bank.

              Pursuant to Mr. Wilcox's third amended and restated employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Wilcox's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in

Mr. Wilcox's third amended and restated employment agreement), and Mr. Wilcox has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Wilcox's employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Wilcox's death and such termination occurs within two (2) years following a "Change in Control" (as defined in Mr. Wilcox's third amended and restated employment agreement) or (b) Mr. Wilcox due to a material breach of his third amended and restated employment agreement by the Bank, or for "Good Reason" (as defined in Mr. Wilcox's third amended and restated employment agreement), then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to the product of (x) the sum of Mr. Wilcox's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination (y) multiplied by 2.99, less taxes and other required withholding. In the event that Mr. Wilcox's employment is terminated by the Bank for other than Cause, Disability, or Mr. Wilcox's death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Wilcox will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of his termination, less taxes and other required withholding. In each case, Mr. Wilcox also will be entitled to receive for a period ending at the earlier of (i) the first anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

              If the payments and benefits to Mr. Wilcox upon his termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Bank to Mr. Wilcox pursuant to the terms of his third amended and restated employment agreement will be reduced, in the manner determined by Mr. Wilcox, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Wilcox being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Wilcox's employment is terminated by the Bank for Cause, or Mr. Wilcox terminates his employment other than for Disability or Good Reason, Mr. Wilcox will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Wilcox's employment is terminated as a result of Disability or death during the term of his third amended and restated employment agreement, Mr. Wilcox, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

              Mr. Wilcox has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any "Confidential and Proprietary Information" (as defined in Mr. Wilcox's third amended and restated employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Mr. Wilcox has agreed that during the term of the his third amended and restated employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to hire, a "Covered Employee" (as defined in Mr. Wilcox's third amended and restated employment agreement).

              Mr. Nicolas' Employment Agreement.    Mr. Ronald J. Nicolas, Jr., the Company and the Bank entered into an employment agreement dated May 31, 2017 that provides for the employment of Mr. Nicolas as the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank. Mr. Nicolas' employment agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Company's and the Bank's Boards of Directors, unless Mr. Nicolas, on the one hand, or the Company or the Bank, on the other hand, gives written notice to the other party of its election not to extend the term of Mr. Nicolas' employment agreement, with such notice to be given not less than ninety (90) days prior to any such anniversary date. If such notice is given by either party, then Mr. Nicolas' employment agreement will terminate at the conclusion of its remaining term.

              Pursuant to Mr. Nicolas' employment agreement, Mr. Nicolas will receive a minimum base salary of $300,000 per year, which may be increased from time to time in such amounts as may be determined by the Company's and the Bank's Boards of Directors. In addition, Mr. Nicolas will be eligible for a discretionary performance bonus not to exceed 75% of his base salary, based on his individual performance and the overall performance of the Company and the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Board of Directors. Mr. Nicolas is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Company and the Bank, to the extent commensurate with Mr. Nicolas' then duties and responsibilities as fixed by the Boards of Directors of the Company and the Bank.

              Pursuant to Mr. Nicolas' employment agreement, the Company and the Bank have the right, at any time upon prior notice of termination, to terminate Mr. Nicolas' employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in his employment agreement), and Mr. Nicolas has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Nicolas' employment is terminated (a) by the Company and the Bank for other than Cause, Disability, or Mr. Nicolas' death and such termination occurs within two (2) years following a "Change in Control" (as defined in his employment agreement) or (b) by Mr. Nicolas due to a material breach of his employment agreement by the Company and the Bank, or for "Good Reason" (as defined in his employment agreement), then Mr. Nicolas will be entitled to receive a lump sum cash severance amount equal to the product of (x) the sum of Mr. Nicolas' base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of termination, (y) multiplied by two (2), less taxes and other required withholding. In the event that Mr. Nicolas' employment is terminated by the Company and the Bank for other than Cause, Disability, or Mr. Nicolas' death and such termination does not occur in conjunction with a Change in Control or two (2) years after a Change in Control, then Mr. Nicolas will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of termination, less taxes and other required withholding. In each case, Mr. Nicolas also will be entitled to receive for a period ending at the earlier of (i) the first anniversary of the date of termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination, other than any stock option or other stock compensation plans or bonus plans of the Company and the Bank; provided, however, if his participation in any such plan, program or arrangement is barred, the Company and the Bank will arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements.

              If the payments and benefits to Mr. Nicolas upon termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Company and the Bank under Mr. Nicolas' employment agreement will be reduced, in the manner determined by

Mr. Nicolas, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company and the Bank to Mr. Nicolas being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Nicolas' employment is terminated by the Company and the Bank for Cause, or Mr. Nicolas terminates his employment other than for Disability or Good Reason, Mr. Nicolas will have no right to compensation or other benefits for any period after the applicable date of termination or death other than for base salary accrued through the date of termination or death. In the event that Mr. Nicolas' employment is terminated as a result of Disability or Mr. Nicolas' death during the term of his employment agreement, Mr. Nicolas, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

              Mr. Nicolas has agreed that during the term of his employment and after termination of his employment, he will not disclose to any other person or entity, other than in the regular course of business of the Company and the Bank, any "Confidential and Proprietary Information" (as defined in the his employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Company and the Bank. Pursuant to the terms of his employment agreement, Mr. Nicolas has agreed that during the term of his employment agreement and for two (2) years after the date of termination he will not solicit for hire or encourage another person to solicit for hire a "Covered Employee" (as defined in his employment agreement).

              Mr. Karr's Third Amended and Restated Employment Agreement.    Mr. Michael S. Karr and the Bank entered into a third amended and restated employment agreement dated May 31, 2017 that provides for the employment of Mr. Karr as the Senior Executive Vice President and Chief Credit Officer of the Bank. Mr. Karr's third amended and restated employment agreement has a term of one (1) year, and, on each annual anniversary date, the term automatically is extended for an additional one-year period by the Bank's board of directors, unless Mr. Karr, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Karr's third amended and restated employment agreement, in which case Mr. Karr's third amended and restated employment agreement will terminate at the conclusion of its remaining term.

              Pursuant to his third amended and restated employment agreement, Mr. Karr will receive a minimum base salary of $275,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank's board of directors. In addition, Mr. Karr will be eligible for a discretionary performance bonus not to exceed 75% of his base salary, based on his individual performance and the overall performance of the Bank, with eligibility and the amount of any such bonus to be at the discretion of the Compensation Committee of the Board of Directors. Mr. Karr is also entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with Mr. Karr's then duties and responsibilities as fixed by the board of directors of the Bank.

              Pursuant to Mr. Karr's third amended and restated employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Karr's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in Mr. Karr's third amended and restated employment agreement), and Mr. Karr has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Karr's employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Karr's death and such termination occurs within two (2) years following a "Change in Control" (as defined in Mr. Karr's third amended and restated employment agreement) or

(b) Mr. Karr due to a material breach of his third amended and restated employment agreement by the Bank, or for "Good Reason" (as defined in Mr. Karr's third amended and restated employment agreement), then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to the product of (x) the sum of Mr. Karr's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, (y) multiplied by two (2), less taxes and other required withholding. In the event that Mr. Karr's employment is terminated by the Bank for other than Cause, Disability, or Mr. Karr's death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Karr will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of his termination, less taxes and other required withholding. In each case, Mr. Karr also will be entitled to receive for a period ending at the earlier of (i) the first anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

              If the payments and benefits to Mr. Karr upon his termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Bank to Mr. Karr pursuant to the terms of his third amended and restated employment agreement will be reduced, in the manner determined by Mr. Karr, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Karr being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Karr's employment is terminated by the Bank for Cause, or Mr. Karr terminates his employment other than for Disability or Good Reason, Mr. Karr will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Karr's employment is terminated as a result of Disability or death during the term of his third amended and restated employment agreement, Mr. Karr, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

              Mr. Karr has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any "Confidential and Proprietary Information" (as defined in Mr. Karr's third amended and restated employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Mr. Karr has agreed that during the term of his third amended and restated employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to hire, a "Covered Employee" (as defined in Mr. Karr's third amended and restated employment agreement).

              Mr. Rice's Second Amended and Restated Employment Agreement.    Mr. Rice and the Bank entered into a second amended and restated employment agreement dated May 31, 2017 that provides for the employment of Mr. Rice as the Senior Executive Vice President and Chief Operating Officer of the Bank. Mr. Rice's second amended and restated employment agreement has a term of one (1) year and, on each anniversary of the date of the second amended and restated employment agreement, the term of the second amended and restated employment agreement automatically will extend for an additional one-year period unless Mr. Rice, on the one hand, or the Bank, on the other hand, gives written notice to the other party not less than ninety (90) days prior to the anniversary date of its election not to extend the term of Mr. Rice's second amended and restated employment agreement, in which case Mr. Rice's second amended and restated employment agreement will terminate at the conclusion of its remaining term.

              Pursuant to his second amended and restated employment agreement, Mr. Rice will receive a minimum base salary of $275,000 per year, which may be increased from time to time in such amounts as may be determined by the Bank's board of directors. In addition, Mr. Rice will be eligible for a discretionary performance bonus in an amount not to exceed 75% of his base salary, based on his individual performance and the overall performance of the Bank, with the criteria for determining eligibility and the amount of any discretionary performance bonus to be at the discretion of the Compensation Committee of the Board of Directors. Mr. Rice also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of the Bank, to the extent commensurate with his then duties and responsibilities as fixed by the board of directors of the Bank.

              Pursuant to Mr. Rice's second amended and restated employment agreement, the Bank has the right, at any time upon prior notice of termination, to terminate Mr. Rice's employment for any reason, including, without limitation, termination for "Cause" or "Disability" (each as defined in Mr. Rice's second amended and restated employment agreement), and Mr. Rice has the right, upon prior notice of termination, to terminate his employment with the Bank for any reason.

              In the event that Mr. Rice's employment is terminated by (a) the Bank for other than Cause, Disability, or Mr. Rice's death and such termination occurs within two (2) years following a "Change in Control" (as defined in Mr. Rice's second amended and restated employment agreement) or (b) Mr. Rice due to a material breach of his second amended and restated employment agreement by the Bank, or for "Good Reason" (as defined in Mr. Rice's second amended and restated employment agreement), then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to the product of (x) the sum of Mr. Rice's base salary plus his incentive bonus for the previous year as in effect immediately prior to the date of his termination, (y) multiplied by two (2), less taxes and other required withholding. In the event that Mr. Rice's employment is terminated by the Bank for other than Cause, Disability, or Mr. Rice's death and such termination does not occur in conjunction with a Change in Control or within two (2) years after a Change in Control, then Mr. Rice will be entitled to receive a lump sum cash severance amount equal to his base salary as in effect immediately prior to the date of his termination, less taxes and other required withholding. In each case, Mr. Rice also will be entitled to receive for a period ending at the earlier of (i) the first anniversary of the date of his termination or (ii) the date of his full-time employment by another employer, at no cost to him, the continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of his termination, other than any stock option or other stock compensation plans or bonus plans of the Company or the Bank; provided, however, if his participation in any of these plans, programs or arrangements is barred, the Bank is required to arrange to provide him with benefits substantially similar to those he was entitled to receive under these plans, programs and arrangements prior to the date of his termination.

              If the payments and benefits to Mr. Rice upon his termination would constitute a "parachute payment" under Section 280G of the Code, the payments and benefits payable by the Bank to Mr. Rice pursuant to the terms of his second amended and restated employment agreement will be reduced, in the manner determined by Mr. Rice, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Bank to Mr. Rice being non-deductible to the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

              In the event that Mr. Rice's employment is terminated by the Bank for Cause, or Mr. Rice terminates his employment other than for Disability or Good Reason, Mr. Rice will have no right to compensation or other benefits for any period after the date of his termination other than for base salary accrued through the date of his termination. In the event that Mr. Rice's employment is terminated as a result of Disability or death during the term of his second amended and restated employment agreement, Mr. Rice, or his estate in the event of his death, will receive the lesser of (i) his existing base salary as in effect as of the date of termination or death, multiplied by one year or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding.

              Mr. Rice has agreed that during the term of his employment and after termination of his employment that he will not disclose to any other person or entity, other than in the regular course of business of the Bank, any "Confidential and Proprietary Information" (as defined in Mr. Rice's second amended and restated employment agreement), other than pursuant to applicable law, regulation or subpoena or with the prior written consent of the Bank. Mr. Rice has agreed that during the term of his second amended and restated employment agreement and for two (2) years after the date of his termination, he will not hire or solicit or attempt to solicit for hire, or encourage another person to hire, a "Covered Employee" (as defined in Mr. Rice's second amended and restated employment agreement).

Compensation Committee Report

              The Compensation Committee of the Board of Directors has reviewed and discussed the CD&A set forth in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement.

Joseph L. Garrett, Committee Chair Ayad A. Fargo Jeff C. Jones Michael Pfau Cora M. Tellez

Compensation Policies and Programs and Risk Management

              The Compensation Committee views the Company's compensation program with a long-term focus. The greatest amount of compensation can be achieved over long periods of time through sustained excellent performance. We believe our compensation policies and programs provide a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics that mitigate excessive risk-taking that could harm our value or reward poor judgment by our NEOs. In addition, the Compensation Committee, with the assistance of the CEO, establishes goals and objectives with a mix of quantitative and qualitative performance elements in order to avoid excessive weight on one performance measure. The Compensation Committee retains discretion in making final award determinations under its program so as to take into account changing market conditions, which allows our executives to focus on the long-term health of our Company rather than an "all or nothing" approach to achieving short-term goals.

Summary Compensation Table

              The NEOs for 2016 consisted of Steven R. Gardner, Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, Ronald J. Nicolas, Jr., Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, Edward Wilcox, President and Chief Banking Officer of the Bank, Michael S. Karr, Senior Executive Vice President and Chief Credit Officer of the Bank, and Thomas Rice, Senior Executive Vice President and Chief Operating Officer of the Bank. The following table shows the compensation of the NEOs for services to the Company or the Bank during the years ended December 31, 2016, 2015 and 2014.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus (1)	Restricted Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value (Nonqualified Deferred Compensation Contribution (5)	All Other Compensation (6)	Total

Steven R. Gardner	2016	$600,000		$1,921,766	$-	$646,260	$257,406	$81,506	$3,506,938
Chairman, President and	2015	500,000	496,861	758,000	236,729	-	242,452	82,473	2,316,515
Chief Executive Officer	2014	475,000	332,500	-	183,378	-	228,367	26,198	1,245,443
Edward Wilcox	2016	325,000		970,167	-	210,035	47,965	37,761	1,590,928
President and	2015	300,000	178,870	-	165,710	-	45,179	35,353	725,112
Chief Banking Officer of the Bank	2014	265,000	159,000	-	91,689	-	42,554	20,206	578,449
Ronald J. Nicolas, Jr.	2016	175,000		500,000	-	-	-	10,334	685,334
Senior Executive Vice President and	2015	-	-	-	-	-	-	-	-
Chief Financial Officer	2014	-	-	-	-	-	-	-	-
E. Allen Nicholson	2016	137,500		73,784	-	-	-	12,473	223,757
Former Executive Vice President and	2015	145,750	72,417	169,500	-	-	-	9,975	397,642
Chief Financial Officer	2014	-	-	-	-	-	-	-	-
Michael S. Karr	2016	275,000		644,769	-	148,101	-	34,049	1,101,919
Senior Executive Vice President and	2015	240,000	119,247	-	118,365	-	-	26,373	503,985
Chief Credit Officer of the Bank	2014	225,000	112,500	-	73,351	-	-	16,283	427,134
Thomas Rice	2016	275,000		644,769	-	148,101	-	34,282	1,102,152
Senior Executive Vice President and	2015	240,000	97,500	-	118,365	-	-	30,254	486,119
Chief Operating Officer of the Bank	2014	195,000	97,500	-	73,351	-	-	17,236	383,087

  (1)
  Discretionary incentive cash awards earned in 2014 were paid in 2015 and Discretionary incentive cash awards earned in 2015 were paid in 2016.

  (2)
  These amounts represent the aggregate grant date fair value of restricted stock and RSUs granted in 2015 and 2016, calculated in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718 ("FASB ASC Topic 718"). Assumptions used in the calculation of these amounts are discussed in Note 18 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2016, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Fair value is based on 100% of the closing price per share of our common stock on the date of grant. The number of awards granted in 2016 is reflected in the "Grants of Plan-Based Awards in 2016" table, below. The grant date fair value of the RSUs granted in 2016, which may be earned at varying levels based on performance over the period 2016-2018, is shown in this table assuming that the maximum level of RSUs will be earned by performance.

  (3)
  The grant date fair value of options granted in 2014 and 2015, as reflected in this column, were determined in accordance with FASB ASC Topic 718. Refer to Note 13 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the assumptions underlying the option award valuations. There were no stock options granted in 2016.

  (4)
  Amounts in this column are payouts of our annual cash incentive awards, for performance in 2016. See "Executive Compensation Discussion & Analysis – Annual Cash Incentive Program." Awards earned for performance in 2016 were paid in 2017.

  (5)
  Amounts in this column represent Company contributions under our Salary Continuation Plan. See "Nonqualified Deferred Compensation," below.

  (6)
  All Other Compensation consisted of amounts shown in the "All Other Compensation" table below.

ALL OTHER COMPENSATION

Name	Year	Employer 401(k) Match	Auto (1)	Group Term Life	Other Insurance (2)	Other (3)	Total

Steven R. Gardner	2016	$8,308	$23,998	$720	$27,821	$20,659	$81,506
Edward Wilcox	2016	13,228	6,000	720	15,941	1,872	37,761
Ronald J. Nicolas, Jr.	2016	-	-	420	8,724	1,190	10,334
E. Allen Nicholson	2016	4,819	-	300	7,354	-	12,473
Michael S. Karr	2016	12,364	-	691	19,122	1,872	34,049
Thomas Rice	2016	11,658	-	691	21,933	-	34,282

  (1)
  Mr. Gardner has the use of a Company-leased vehicle, and Mr. Wilcox is granted an automobile allowance.

  (2)
  In addition to health care benefits, Mr. Gardner is covered under a separate $1.5 million life insurance policy, for which the Bank pays $1,398 per year. The Bank pays for a Short Term Disability policy for Mr. Gardner which costs $1,728 annually. Pursuant to the September 2006 long-term care insurance plan for Messrs. Gardner and Wilcox, the premiums paid by the Bank in 2016 were $2,502 and $1,467, respectively.

  (3)
  Club membership fees.

Grants of Plan-Based Awards in 2016

              The following table provides information about awards granted to the NEOs in 2016. All of the awards shown were granted under the 2012 Long-Term Incentive Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and

Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Stock or Units (#) (i)	Option Awards ($) (j)

Steven R. Gardner		300,000	600,000	900,000				85,000	1,639,650
	1/25/2016				8,775	11,700	14,625		282,116	(1)
Edward Wilcox		97,500	195,000	292,500				12,700	244,983
	1/25/2016				3,225	4,300	5,375		103,684	(1)
	6/1/2016							25,000	621,500
Ronald J. Nicolas, Jr.	5/31/2016							20,000	500,000
Michael S. Karr		68,750	137,500	206,250				5,400	104,166
	1/25/2016				1,350	1,800	2,250	2,250	43,403	(1)
	6/1/2016							20,000	497,200
Thomas Rice		68,750	137,500	206,250				5,400	104,166
	1/25/2016				1,350	1,800	2,250	2,250	43,403	(1)
	6/1/2016							20,000	497,200

    Note: E. Allen Nicholson, Former Executive Vice President and Chief Executive Officer was awarded 10,000 restricted stock awards on 6/22/2015, 2,700 restricted stock awards on 1/25/2016, and 1,125 restricted stock units on 1/25/2016. All restricted stock was forfeited upon his voluntary termination effective 5/31/2016.

  (1)
  The grant date fair value of the RSUs granted in 2016, which may be earned at varying levels based on performance over the period 2016-2018, is shown in this table assuming that the maximum level of RSUs will be earned by performance. See Note (2) to the Summary Compensation Table, above.

Outstanding Equity Awards

              This table shows the equity awards that have been previously awarded to each of the NEOs and which remained outstanding as of December 31, 2016.

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Steven R. Gardner	25,000	-	7.10	1/2/2018	33,334	(3)	1,178,357	-	-
	35,000	-	5.01	8/27/2018	85,000	(4)	3,004,750	14,625	516,994
	5,000	-	6.30	1/5/2021	-		-	-	-
	100,000	-	7.87	6/5/2022	-		-	-	-
	50,000	-	10.44	1/2/2023	-		-	-	-
	33,333	16,667	15.68	1/2/2024	-		-	-	-
	16,666	33,334	15.16	1/28/2025	-		-	-	-

Edward Wilcox	25,000	-	7.10	1/2/2018	12,700	(4)	448,945	5,375	190,006
	17,500	-	5.01	8/27/2018	25,000	(5)	883,750	-	-
	2,000	-	6.30	1/5/2021	-		-	-	-
	25,000	-	7.87	6/5/2022	-		-	-	-
	25,000	-	10.44	1/2/2023	-		-	-	-
	16,666	8,334	15.68	1/2/2024	-		-	-	-
	11,666	23,334	15.16	1/28/2025	-		-	-	-

Michael S. Karr	10,000	-	7.10	1/2/2018	5,400	(4)	190,890	2,250	79,538
	10,000	-	5.01	8/27/2018	20,000	(5)	707,000	-	-
	2,000	-	6.30	1/5/2021	-		-	-	-
	25,000	-	7.87	6/5/2022	-		-	-	-
	25,000	-	10.44	1/2/2023	-		-	-	-
	13,333	6,667	15.68	1/2/2024	-		-	-	-
	8,332	16,668	15.16	1/28/2025	-		-	-	-

Thomas Rice	2,000	-	6.30	1/5/2021	5,400	(4)	190,890	2,250	79,538
	5,000	-	6.26	12/14/2021	20,000	(5)	707,000	-	-
	5,000	-	10.44	1/2/2023	-		-	-	-
	13,333	6,667	15.68	1/2/2024	-		-	-	-
	8,332	16,668	15.16	1/28/2025	-		-	-	-

Ronald J. Nicolas, Jr.	-	-	-	-	20,000		707,000	-	-
	-	-	-	-	-		-	-	-
	-	-	-	-	-		-	-	-

(1)
The original option grants provided for vesting of one-third of the option on each of the first three anniversaries of the date of grant. Options that remained unexercisable at December 31, 2016 and have an expiration date of January 2, 2024 became fully vested on January 2, 2017. Options that remained unexercisable at December 31, 2016 and have an expiration date of January 28, 2025 became vested as to one half of the remaining unvested option shares on January 28, 2017 and will become vested as to the remaining unvested option shares on January 28, 2018. The options are subject to accelerated vesting in specified circumstances. See "Potential Payments Upon Termination or a Change in Control."

(2)
These RSUs require achievement of a financial performance goal over the period 2016-2018 in order to be earned, and require service through January 25, 2019 (the third anniversary of the grant date) in order to vest. For information on the performance goal, see

  "Executive Compensation Discussion & Analysis – Elements of NEO Compensation – Long-Term Equity Incentive Awards." For purposes of this Table, the maximum number of RSUs that may be earned by the NEO based on performance is shown. The RSUs are subject to accelerated vesting in specified circumstances. See "Potential Payments Upon Termination or a Change in Control."

(3)
These shares of restricted stock were part of a grant on January 28, 2015 that provided for vesting of one-third of the shares of restricted stock on each of the first three anniversaries of the date of grant. Shares of restricted stock that remained unvested at December 31, 2016 became vested as to one half of the remaining unvested shares on January 28, 2017 and will become vested as to the remaining unvested shares on January 28, 2018. The restricted stock is subject to accelerated vesting in specified circumstances. See "Potential Payments Upon Termination or a Change in Control."

(4)
One-third of these shares of restricted stock vest on each of the three anniversaries of January 25, 2016, the date of grant, if the NEO remains employed through the vesting date. These shares of restricted stock also required as a condition to vesting that the Company's ratio of adjusted nonperforming assets to total assets as of December 31, 2016, excluding all nonperforming assets acquired through merger or acquisitions ("Adjusted NPA Ratio"), be less than 2%, which performance goal was achieved. See "Compensation Discussion and Analysis – Elements of NEO Compensation – Long-Term Equity Incentive Awards." The restricted stock is subject to accelerated vesting in specified circumstances. See "Potential Payments Upon Termination or a Change in Control."

(5)
These shares of restricted stock vest 100% on the third anniversary of the date of grant if the NEO remains employed through the vesting date. These shares of restricted stock also required as a condition to vesting that the Company's ratio of adjusted nonperforming assets to total assets as of December 31, 2016, excluding all nonperforming assets acquired through merger or acquisitions ("Adjusted NPA Ratio"), be less than 2%, which performance goal was achieved. See "Compensation Discussion and Analysis – Elements of NEO Compensation – Long-Term Equity Incentive Awards." The date of grant was June 1, 2016 in the case of Mr. Nicolas and May 31, 2017 in the case of the other indicated NEOs. The restricted stock is subject to accelerated vesting in specified circumstances. See "Potential Payments Upon Termination or a Change in Control."

  Note: E. Allen Nicholson was awarded 10,000 restricted stock awards on 6/22/2015, 2,700 restricted stock awards on 1/25/2016, and 1,125 restricted stock units on 1/25/2016. All restricted stock was forfeited upon his voluntary termination effective 5/31/2016.

Exercised Options and Restricted Stock Vested in 2016

	Option Awards		Stock Awards

Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (3)

Steven R. Gardner	25,000	548,806	16,666	335,820.00
Edward Wilcox	10,000	219,523	-	-
Ronald J. Nicolas, Jr.	-	-	-	-
Michael S. Karr	5,000	109,758	-	-
Thomas Rice	5,000	82,400	-	-

  (1)
  The value realized on exercise is the difference between the closing price of the Company's Common Stock on the date of exercise and the exercise price of the options multiplied by the number of shares acquired on exercise.

  (2)
  Amounts do not take into account any shares withheld by the Company to satisfy employee income taxes.

  (3)
  Represents the value realized upon vesting of restricted stock award, based on the market value of the shares on the vesting date.

Pension Benefits

              The Company has no pension benefits plans.

Nonqualified Deferred Compensation

              The Bank implemented our Salary Continuation Plan in 2006 (amended in 2013). The Plan is an unfunded nonqualified supplemental retirement plan for Mr. Gardner, our CEO, and Mr. Wilcox, our Bank President and Chief Banking Officer. The Salary Continuation Plan, as amended, provides for the annual benefit of $200,000 for the CEO and $100,000 for the Bank President upon a normal retirement at or after age 62, payable for 15 years. Such benefit would be paid in 12 monthly installments commencing the month after normal retirement. The Salary Continuation Plan also provides for a reduced annual benefit (at December 31, 2016, this annual amount was $128,688 for Mr. Gardner and $13,741 for Mr. Wilcox, payable for 15 years), payable upon termination before normal retirement age (including an early retirement or termination due to disability), and provides for accelerated payment of a specified lump sum amount upon the NEO's termination due to death or a change in control, as that term is defined under Code Section 409A. See "Potential Payments Upon Termination or a Change in Control" below.

              The amount expensed in 2016 under the Salary Continuation Plan amounted to an aggregate of $784,000, of which $257,000 was for Mr. Gardner, and $48,000 was for Mr. Wilcox (the remainder of the aggregate expense was associated with former executives of financial institutions that have been acquired by the Company). The Salary Continuation Plan was accounted for in accordance with FASB ASC Topic 715 as of December 31, 2016.

2016 NONQUALIFIED SALARY CONTINUATION PLAN

Name	Aggregate Balance at Fiscal Year-End Prior to Last Fiscal Year-End ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Steven R. Gardner	$1,013,430	$257,406	$-	$-	$1,270,836
Edward Wilcox	87,733	47,965	-	-	135,698

Potential Payments Upon Termination or a Change in Control

              As described above in "Employment Agreements, Salary Continuation Plan, Severance and Change-in-Control Provisions" under "Executive Compensation Discussion & Analysis" (at pages 35 to 37) and under "Employment Agreements" (at pages 38 to 46), we have employment agreements with our NEOs in service at the end of the 2016 fiscal year providing for payments and benefits to the NEOs in the event of terminations of employment in specific cases. In addition, Mr. Gardner, our CEO, and Mr. Wilcox, President and CBO of the Bank, are party to a Salary Continuation Plan, which also provides them with benefits in the event of certain terminations of employment.

Employment Agreements

              The discussion below describes amounts and benefits that would be payable to our NEOs who were serving at December 31, 2016 under their employment agreements, in the event of a termination of employment in the described circumstances.

              Termination for Cause; Resignation without Disability or Good Reason.    If an NEO is terminated for cause or resigns without disability or good reason, as such terms are defined in the employment agreements, he will receive only his base salary accrued through the date of termination or death. In this event, no additional severance benefits are payable.

              Termination as a Result of Disability; Death.    If an NEO's employment terminates as a result of disability or death during the term of employment, the executive or his estate will receive a lump-sum cash payment of the lesser of (i) one year base salary as in effect as of the date of termination or (ii) his base salary for the remainder of the term of his employment agreement.

              Termination other than for Cause, Disability or Death; Resignation by the Executive for Good Reason.    If an NEO's employment is terminated (a) by us other than for cause, disability or his death and such termination occurs within two years following a Change in Control or (b) by the executive for "Good Reason" within two years following a Change in Control, then the executive will be entitled to a lump-sum cash payment equal to a multiple of the sum of his base salary as in effect immediately prior to the date of termination plus his incentive bonus for the previous year, with the following multipliers: Mr. Gardner, three times; Mr. Wilcox, 2.99 times, and Messrs. Karr, Rice and Nicolas, two times. Pursuant to the employment agreements, "Good Reason" means the executive resigned within two years following a Change in Control based on (1) a material reduction by us of his functions, duties or responsibilities, (2) a material reduction by us of his base salary, or (3) our requirement that he be based at a location more than 50 miles from Irvine, California, without the executive's express written consent.

              If an NEO is terminated by us other than for cause, disability, or his death not in the two years following a Change in Control, then the executive will be entitled to a lump-sum cash payment equal to, in the case of Mr. Gardner, three time his base salary, and in the case of Messrs. Wilcox, Karr, Rice and Nicolas, one times his base salary.

              Under the terms of each NEO's employment agreement, if the executive's employment with us is terminated as described in the two paragraphs above, then the executive is entitled to participate, at no cost to the executive, in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which the executive was entitled to participate immediately prior to the date of termination (other than any of our stock option or other stock compensation plans or bonus plans), for a period ending at the earlier of (i) the third anniversary of the date of termination with respect to Mr. Gardner and the first anniversary of the date of termination with respect to Messrs. Wilcox, Karr, Rice and Nicolas, and (ii) the date of his full-time employment by another employer, provided that in the event Mr. Gardner's participation in any such plan, program or arrangement is barred, we must arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements prior to the date of termination.

              In receiving any of the foregoing payments, the NEOs are not obligated to seek other employment or to mitigate the amounts payable to them as set forth above, and such amounts will not be reduced or terminated whether or not an executive obtains other employment (except with regard to certain benefits as specifically noted).

              Each employment agreement also provides that the severance payments and benefits will be modified or reduced by the amount, if any, that is the minimum necessary to result in no portion of the payments and benefits payable being subject to an excise tax under the "golden parachute" provisions under Sections 280G and 4999 of the Code.

Salary Continuation Plan

              Mr. Gardner and Mr. Wilcox participate in our Salary Continuation Plan. Under that Plan, each executive would be entitled to specified amounts for any termination of employment other than a termination for cause (as defined in the Plan) in certain circumstances. The amounts payable in the case of a termination not due to death and prior to or more than 12 months after a change in control (as defined in the Plan) are described above under the caption "Nonqualified Deferred Compensation." Upon either death or a change in control, followed within 12 months by a termination of Mr. Gardner's or Mr. Wilcox's employment, the executive would receive a lump-sum change-in-control benefit payment as specified under the Salary Continuation Plan, $1,982,130 in the case of Mr. Gardner and $989,413 in the case of Mr. Wilcox, representing an enhancement of the accrual balance under the Plan, provided that, in the event this amount is subject to federal excise taxes under the "golden parachute" provisions under Section 280G of the Code, the payments will be reduced or delayed to the extent necessary so that the payments would not be excess parachute payments.

Resignation of Mr. Nicholson

              Upon Mr. Nicholson's resignation in May 2016, no severance became payable, his annual incentive opportunity for 2016 was forfeited and all of his outstanding equity awards were forfeited.

Accelerated Vesting of Equity Awards

              Restricted stock awards and unvested stock options generally will vest in full in the event that the NEO's employment is terminated by us without cause or the NEO terminates for good reason (subject to achievement of the Adjusted NPA performance goal in the case of restricted stock), or if employment terminates due to the NEO's death or disability. In the event of a change in control, restricted stock and unvested stock options will vest in full if the NEO has been employed by us for at least six months at the time of the change in control. In the case of retirement at or after age 65, options that have been outstanding for at least two years vest in full. RSU awards will vest on an accelerated basis at the maximum level in the event that the NEO's employment terminates due to death or disability, or if, within two years after a change in control, the NEO's employment is terminated by us without cause or by the NEO for good reason.

Compensation of Non-Employee Directors

              The Board of Directors, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors' compensation for serving on the Board of Directors and its committees. In establishing director compensation, the Board of Directors and the Compensation Committee are guided by the following goals, compensation should:

  •
  consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;
  •
  align the directors' interests with the long-term interests of the Company's stockholders; and
  •
  assist with attracting and retaining qualified directors.

              The Compensation Committee and the Board of Directors most recently completed this process in December 2016. To better position the Company's director compensation relative to our peer group, as identified below, it was determined that director compensation for 2017 will increase from the 2016 compensation as detailed below. The Company does not pay director compensation to directors who are also employees. Below are the elements of compensation paid to non-employee directors for their service on the Board of Directors.

              Cash Compensation.    During the 2016 fiscal year, non-employee directors received the following cash payments for their service on the Boards of Directors of the Company and the Bank:

  •
  an annual cash retainer of $55,000, paid quarterly, for service on the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $7,500, paid quarterly, to the Chairman of the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $7,500, paid quarterly, to the Chairman of the audit committee of the Company's Board;

  •
  an additional annual cash retainer of $2,500, paid quarterly, to the members of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $5,000, paid quarterly, to the Chairman of the compensation committee of the Company's Board; and
  •
  an additional annual cash retainer of $1,000, paid quarterly, to the members of the compensation committee of the Company's Board.

              For the 2017 fiscal year, the cash compensation for non-employee directors serving on the Boards of Directors of the Company and the Bank was changed as follows:

  •
  an annual cash retainer of $59,000, paid quarterly, for service on the Boards of Directors of the Company and the Bank;
  •
  an additional annual cash retainer of $15,000, paid quarterly, to the Chairman of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $2,500, paid quarterly, to the members of the audit committee of the Company's Board;
  •
  an additional annual cash retainer of $10,000, paid quarterly, to the Chairman of the compensation committee of the Company's Board; and
  •
  an additional annual cash retainer of $1,000, paid quarterly, to the members of the compensation committee of the Company's Board.

              During 2016, the Company did not provide perquisites to any director in an amount that is reportable under applicable SEC rules and regulations. All non-employee directors are entitled to reimbursement for travel expense incurred in attending Board and committee meetings.

              Stock Compensation.    Each non-employee director is eligible for a grant of shares of restricted stock issued from the Pacific Premier Bancorp, Inc. 2012 Long-Term Incentive Plan ("2012 Long-Term Incentive Plan"), as recommended by the Compensation Committee. The shares of restricted stock that the Company awards to its directors fully vest as of the first anniversary of the date of grant, subject to earlier vesting on termination of service in certain circumstances. On January 5, 2016, each of our non-employee directors was granted 2,000 shares of restricted stock. On January 26, 2017, each of our non-employee directors was granted 1,248 shares of restricted stock.

              Stock Ownership Guideline for Directors.    The Board of Directors adopted a stock ownership guideline for non-employee directors in March 2012, which requires that each non-employee director own shares of the Company's common stock having a value of at least equal to five times the director's annual retainer for service on the Board of the Company or the Bank (not including committee-related fees). Directors have (i) five years from the date the guidelines were adopted, or until March 2017, or (ii) for new directors, five years after joining the Board of Directors, to meet the guidelines. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. As of the date of this Proxy Statement, all directors met or exceeded the ownership guidelines to the extent applicable to them.

              Health Insurance Benefits.    Non-employee directors can elect to receive insurance benefits from the Company, including long-term care insurance or health care insurance. The aggregate cost of these benefits in 2016 was $77,000.

              Aggregate Director Compensation in 2016.    In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid during 2016 to its non-employee directors.

2016 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Nonqualified Deferred Compensation Earnings (2)	All Other Compensation	Total

Kenneth A. Boudreau *	$57,500	$40,840	$3,873	$4,000	$106,213
John J. Carona	55,000	40,840	345	4,000	100,185
Joseph L. Garrett	62,500	40,840	-	4,000	107,340
John D. Goddard *	56,000	40,840	1,255	4,000	102,095
Jeff C. Jones	63,875	40,840	1,255	4,000	109,970
Michael L. McKennon *	62,500	40,840	8,185	4,000	115,525
Cora Tellez	58,500	40,840	48	4,000	103,388
Ayad Fargo	51,333	-	25	4,000	55,358
Zareh Sarrafian	50,417	-	-	4,000	54,417

  *
  Resigned as a director effective immediately prior to the effectiveness of the Company's acquisition of HEOP and Heritage Oaks Bank on April 1, 2017.

  (1)
  These amounts represent the aggregate grant date fair value of restricted stock granted in 2016, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are discussed in Note 18 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2016, included in our Annual Report on Form 10-K. Fair value is based on 100% of the closing price per share of our common stock on the date of grant. At December 31, 2016, each of the non-employee directors named in the above table held 2,000 shares of restricted stock, except Mr. Fargo and Mr. Sarrafian held none. In addition, at December 31, 2016, non-employee directors held outstanding stock options as follows: Mr. Boudreau, 36,000; Mr. Carona, 15,000; Mr. Garrett, 25,000; Mr. Goddard, 36,000; Mr. Jones, 36,000; Mr. McKennon, 36,000; Ms. Tellez, 0; Mr. Fargo, 0; and Mr. Sarrafian, 0.

  (2)
  Amounts reported in this column are the total interest credited on deferred compensation balances in 2016. Only the portion of such interest that exceeds 120% of the applicable federal rate is deemed to constitute compensation to a director under the SEC rules governing this table.

    Deferred Compensation Plan

              The Bank created a Directors' Deferred Compensation Plan in September 2006 which allows non-employee directors to defer Board of Directors' fees and provides for additional contributions from any opt-out portion of the long-term care insurance plan. See "Health Insurance Benefits" under "Compensation of Non-Employee Directors". The deferred compensation is credited with interest by the Bank at prime plus one percent through January 31, 2014, after which the rate was changed to prime minus one percent. The director's account balance is payable upon retirement or resignation. The Directors' Deferred Compensation Plan is unfunded. The Company is under no obligation to make matching contributions to the Directors' Deferred Compensation Plan. As of December 31, 2016, the unfunded liability for the plan was $1.6 million and the interest expense for 2016 was $70,000. The table below shows the totals for the Deferred Compensation Plan contributions and earnings, for our Directors, for the year ended December 31, 2016.

2016 NONQUALIFIED DIRECTOR DEFERRED COMPENSATION

Name	Aggregate Balance at Fiscal Year-End Prior to Last Fiscal Year-End	Director Contributions in Last Fiscal Year	Contributions in Lieu of Health Insurance in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year-End

Kenneth A. Boudreau *	$151,861	$-	$-	$3,873	$-	$155,734
John J. Carona	11,629	-	4,000	345	-	15,974
Joseph L. Garrett	-	-	-	-	-	-
John D. Goddard *	47,300	-	4,000	1,255	-	52,555
Jeff C. Jones	47,300	-	4,000	1,255	-	52,555
Michael L. McKennon *	290,735	54,208	-	8,185	-	353,128
Cora Tellez	-	-	4,000	48	-	4,048
Ayad Fargo	-	-	2,287	25	-	2,312
Zareh Sarrafian	-	-	-	-	-	-

  *
  Resigned as a director effective immediately prior to the effectiveness of the Company's acquisition of HEOP and Heritage Oaks Bank on April 1, 2017.

Summary of Potential Termination Payments

              The following table reflects the value of termination payments and benefits that each of Messrs. Gardner, Wilcox, Nicolas, Karr and Rice, who were the NEOs serving at December 31, 2016, would receive under their employment agreements and the enhanced termination payments and benefits that Mr. Gardner and Mr. Wilcox would receive under the Salary Continuation Plan, as applicable, if they had terminated employment on December 31, 2016 under the circumstances shown. The table does not include accrued salary and benefits, or certain amounts that the executive would be entitled to receive under plans or arrangements that do not discriminate in scope, terms or operation, in favor of our executive officers and that are generally available to all salaried employees. In addition, the amounts accrued at December 31, 2016 for the account of Mr. Gardner and Mr. Wilcox under the Salary Continuation Plan, as shown above under the heading "Nonqualified Deferred Compensation" and previously reflected as compensation in the current and past Summary Compensation Tables, represents a nonqualified deferred compensation balance, so the table below only shows the extent of any enhancement of that benefit in those termination cases in which an enhancement is provided.

Circumstances of Termination and/or Change in Control	Severance	Insurance Benefits (1)		Salary Continuation Plan (2)		Equity Accelerated Vesting (3)	Total

Steven R. Gardner

Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$-	$-		$-		$-	$-
Death	600,000	-		711,294		5,700,954	7,012,248
Disability	600,000	36,000		-		5,700,954	6,336,954
Retirement	-	-		-		-	-
Change in Control (regardless of termination)	-	-		-		5,183,960	5,183,960
Termination by us without Cause, or by NEO (not within two years after change in control)	1,800,000	37,424	(4)	-		5,183,960	7,021,384
Termination by us without cause or by NEO or Good Reason within two years after a change in control (5)(6)	3,291,000	37,424	(4)	711,294	(5)	5,700,954	9,740,672

Circumstances of Termination and/or Change in Control	Severance	Insurance Benefits (1)		Salary Continuation Plan (2)		Equity Accelerated Vesting (3)	Total

Edward Wilcox

Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$-	$-		$-		$-	$-
Death	325,000	-		853,715		2,157,745	3,336,460
Disability	325,000	-		-		2,157,745	2,482,745
Retirement	-	-		-		-	-
Change in Control (regardless of termination)	-	-		-		1,967,739	1,967,739
Termination by us without Cause, or by NEO (not within two years after change in control)	325,000	29,708	(4)	-		1,967,739	2,322,447
Termination by us without cause or by NEO or Good Reason within two years after a change in control (5)(6)	1,506,571	29,708	(4)	853,715	(5)	2,157,745	4,547,739
Ronald J. Nicolas, Jr.

Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$-	$-		$-		$-	$-
Death	300,000	-		-		707,000	1,007,000
Disability	300,000	-		-		707,000	1,007,000
Retirement	-	-		-		-	-
Change in Control (regardless of termination)	-	-		-		707,000	707,000
Termination by us without Cause, or by NEO (not within two years after change in control)	300,000	16,627	(4)	-		707,000	1,023,627
Termination by us without cause or by NEO or Good Reason within two years after a change in control (6)	300,000	16,627	(4)	-		707,000	1,023,627
Michael S. Karr

Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$-	$-		$-		$-	$-
Death	275,000	-		-		1,445,094	1,720,094
Disability	275,000	-		-		1,445,094	1,720,094
Retirement	-	-		-		-	-
Change in Control (regardless of termination)	-	-		-		1,365,557	1,365,557
Termination by us without Cause, or by NEO (not within two years after change in control)	275,000	28,975	(4)	-		1,365,557	1,669,532
Termination by us without cause or by NEO or Good Reason within two years after a change in control (6)	788,494	28,975	(4)	-		1,445,094	2,262,563

Circumstances of Termination and/or Change in Control	Severance	Insurance Benefits (1)		Salary Continuation Plan (2)	Equity Accelerated Vesting (3)	Total

Thomas Rice

Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$-	$-		$-	$-	$-
Death	275,000	-		-	1,445,094	1,720,094
Disability	275,000	-		-	1,445,094	1,720,094
Retirement	-	-		-	-	-
Change in Control (regardless of termination)	-	-		-	1,365,557	1,365,557
Termination by us without Cause, or by NEO (not within two years after change in control)	275,000	11,117	(4)	-	1,365,557	1,651,674
Termination by us without cause or by NEO or Good Reason within two years after a change in control (6)	745,000	11,117	(4)	-	1,445,094	2,201,211

  (1)
  Amounts in this column represents the incremental cost to the Company resulting from continuing participation by the individual, at no cost to him, in group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination (other than any stock option or other stock compensation plans or bonus plans of us), for a period ending at the earlier of (i) the third anniversary of the date of termination in the case of Mr. Gardner and the first anniversary of the date of termination in the case of Messrs. Wilcox, Karr, Rice and Nicolas, and (ii) the date of his full-time employment by another employer, provided that in the event the individual's participation in any such plan, program or arrangement is barred, we must arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements prior to the date of termination.

  (2)
  The accrual balance under the Salary Continuation Plan, at December 31. 2016, is shown above under the heading "Nonqualified Deferred Compensation." The enhanced benefit amount is the amount by which a lump-sum payout exceeds the accrual balance; such a lump sum would be payable within a specified period following termination. In the case of a termination at December 31, 2016 for which a non-enhanced annual payments would be made over 15 years, the annual amount of such payments would be $128,688 for Mr. Gardner and $13,741 for Mr. Wilcox.

  (3)
  Amounts in this column reflects the in-the-money value, at December 31, 2016, of unexercisable options that would become vested and exercisable upon the occurrence of the termination event stated in the left hand column. The dollar value of the vested stock options was determined by calculating the closing price of the Company's common stock on December 31, 2016 less the option exercise price, and multiplying that by the number of shares for each award at the end of year 2016. Amounts in this column also reflect the value, based on the closing price of the Company's common stock on December 31, 2016, of the restricted stock or restricted stock units that would become vested upon the occurrence of the termination event stated in the left hand column.

  (4)
  Represents the estimated incremental cost to the Company resulting in the individual's participation, at no cost to him, in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements in which he was entitled to participate immediately prior to the date of termination (other than any stock option or other stock compensation plans or bonus plans of us), for a period ending at the third anniversary of the date of termination with respect to Mr. Gardner and the first anniversary of the date of termination with respect to Messrs. Wilcox, Karr, Rice and Nicolas (this period would end earlier if the individual commenced full-time employment by another employer). If the individual's continued participation in any of our applicable plans, programs or arrangements is barred, we must arrange to provide him with benefits substantially similar to those he was entitled to receive under such plans, programs and arrangements prior to the date of termination.

  (5)
  The enhanced amount payable under the Salary Continuation Plan would be payable for any type of termination within 12 months after a change in control, but not for a termination in the second 12 months after a change in control. This amount together with the accrued benefit under the Salary Continuation Plan would be payable in a lump sum within a specified period following termination.

  (6)
  Payments for events relating to a change in control have been calculated assuming no reduction to cause such payments not to be subject to federal excise taxes under the "golden parachute" provisions under Sections 280G and 4999 of the Code. If aggregate payments would be subject to such "golden parachute" excise taxes, the payments will be reduced or delayed to the extent necessary so that the payments will not be subject to such excise taxes.

 RELATED TRANSACTIONS AND OTHER MATTERS

Transactions with Certain Related Persons

              It is the policy of the Company that all permissible transactions between the Company and its executive officers, directors, holders of 5% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

              On March 15, 2014, the Company completed its acquisition of FAB. Prior to the acquisition, FAB was a commercial bank that exclusively focused on providing deposit and other services to HOAs and HOA management companies nationwide. The FAB business of servicing HOAs and HOA management companies has been joined with and is currently the primary source of business for the Bank's existing HOA Banking Unit, which focuses exclusively on generating business banking relationships and servicing the specialized banking needs of HOA management companies and their respective clients. In connection with the FAB acquisition, the Bank, as successor-in-interest to FAB, entered into an amendment of the Depository Services Agreement, dated October 1, 2011, as amended, between FAB and Associa ("Depository Services Agreement"), that provided for (i) the Bank to be the successor to FAB upon consummation of the acquisition of FAB and (ii) the term of the Depository Services Agreement to be extended for a five-year period. During 2014, the Depository Services Agreement governed the services provided by the Bank to Associa and the HOA management companies controlled by Associa and those services provided by the Associa HOA management companies to the Bank. In 2015, Associa assigned its interests in the Depository Services Agreement to an entity of which Associa is the majority owner, and Mr. Corona became the sole shareholder of Associa. As a result, the Bank provides services under the Depository Services Agreement to Associa's assignee, and the HOA management companies controlled by Associa will continue to provide services to the Bank.

              During 2016, Mr. Carona, who became a director of the Company in 2014 in connection with the completion of the FAB acquisition, was the sole-owner and President and Chief Executive Officer of Associa. Pursuant to the Depository Services Agreement, the Bank paid Associa approximately $1.9 million in 2016 and, as such, the $1.9 million paid by the Bank to Associa during 2016 is attributable to Mr. Carona's ownership interest in Associa during 2016.

              Pursuant to the Depository Services Agreement, the Company expects that such payments will exceed $120,000.

              The Company and the Bank have continued to operate the HOA banking business of FAB substantially as it was conducted by FAB prior to the acquisition. While the Bank receives deposits from non-Associa HOA management companies, the Banks' relationship with the Associa HOA management companies offers the Bank the ability to take advantage of important efficiencies, cost savings and lower fees created by the role of the Associa management companies in the banking relationships the Bank maintains with the HOAs. Associa is the largest privately held HOA management company in the U.S. and operates a holding company that owns numerous subsidiary management companies. The Associa HOA management companies that maintain deposit relationships with the Bank represent thousands of HOAs and thousands of HOA accounts.

              The Company's and the Bank's relationship with Associa and its management companies is an important component of our successful HOA Banking Unit. Further, Mr. Carona's expertise in the HOA management company banking business has and continues to be extremely helpful to the Board and our management team as we continue to grow our HOA Banking Unit.

              In connection with its acquisition of HEOP, Pacific Premier assumed by operation of law certain HEOP obligations to make severance and salary continuation payments to Simone Lagomarsino, HEOP's President and Chief Executive Officer, pursuant to certain employment-related agreements between Ms. Lagomarsino and HEOP. The amounts payable to Ms. Lagomarsino, which arise out of Ms. Lagomarsino's employment relationship with HEOP and not for services rendered to Pacific Premier, are described in the joint proxy statement/prospectus filed by Pacific Premier with the SEC on February 24, 2017 and will not exceed $120,000 on an annual basis after fiscal year 2019.

Indebtedness of Management

              Certain of our officers and directors, as well as their immediate family members and affiliates, are customers of, or have had transactions with us in the ordinary course of business. These transactions include deposits, loans and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of the date of this filing, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Exchange Act and the related rules and regulations, our directors and executive officers and any beneficial owners of more than 10% of any registered class of our equity securities, are required to file reports of their ownership, and any changes in that ownership, with the SEC. Based solely on our review of copies of these reports and on written representations from such reporting persons, we believe that during 2016, all such persons filed all ownership reports and reported all transactions on a timely basis except that, due to administrative oversights, two reports on Form 4 were not timely filed, including one report on Form 4 for Mr. Garret relating to an open market purchase on November 22, 2016 pursuant to a 10b5-1 plan, for which a Form 4 filing was made on November 25, 2016; and one report on Form 4 for Mr. Boudreau relating to an open market purchase on July 29, 2016, for which a Form 4 filing was made on August 5, 2016.

ITEM 2. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

              The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in 2010, requires under Section 14A of the Exchange Act that companies provide their stockholders with the opportunity to cast an advisory vote to approve executive officer compensation, commonly referred to as a "Say-on-Pay" vote, at least once every three years. In a vote held at the 2012 Annual Meeting of Stockholders, our stockholders voted in favor of holding Say-on-Pay votes annually. In light of this result and other factors considered by the Board, the Board has determined that the Company will hold Say-on-Pay votes on an annual basis until the next required vote on the frequency of such Say-on-Pay votes.

              The Board believes that the Company's compensation policies and procedures are appropriately aligned with the long-term interest of its stockholders. The Board also believes that both the Company and stockholders benefit from responsive corporate governance policies and constructive and consistent dialogue.

              This Say-on-Pay proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

              "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby Approved."

              As described in detail and in the Compensation Discussion and Analysis, we intend for our compensation program to align the interests of our executive officers with those of the stockholders by rewarding performance for implementing the Company's various strategies, with the ultimate goal of improving long-term stockholder value. We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions, and to ensure that compensation provided to key employees keeps these employees focused on franchise value creation. Our compensation program includes:

  •
  base salary;
  •
  annual cash incentive awards;
  •
  long-term equity incentive awards;
  •
  retirement plans and other benefits; and
  •
  other executive benefits, such as perquisites and severance benefits.

Vote Required

              Your vote on this proposal is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, the Compensation Committee will consider the vote of our stockholders on this proposal when determining the nature and scope of future executive compensation programs.

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal on a non-binding advisory basis. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

ITEM 3. TO APPROVE THE AMENDMENT TO THE COMPANY'S 2012 LONG-TERM INCENTIVE PLAN

Purpose of the Amendment to the 2012 Long-Term Incentive Plan

              Stockholders are being asked to approve an amendment to the Company's 2012 Long Term Incentive Plan. On April 13, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved an amendment to increase the aggregate number of shares available for issuance under the 2012 Long Term Incentive Plan by 3,580,000 shares (from 1,420,000 to 5,000,000 shares), subject to stockholder approval.

              Our Board of Directors believes the proposed amendment of the 2012 Long Term Incentive Plan is in the best interests of, and will provide, long-term advantages to us and our stockholders and recommends its approval by our stockholders. The 2012 Long-Term Incentive Plan is intended to promote the long-term interests of the Company and its stockholders by providing a broad based group of employees, officers, directors, consultants and independent contractors with equity-based incentives and rewards to encourage them to enter into and continue in the employ of the Company. The equity-based incentives and rewards provided under the 2012 Long-Term Incentive Plan also give recipients a proprietary interest in the long-term success of the Company, thereby aligning their interests with those of our stockholders. Our Board of Directors believes that, as a result of our strategic and organic growth, increasing the number of shares of the Common Stock currently available for issuance under the 2012 Long Term Incentive Plan will enable us to remain competitive in attracting and retaining talented employees, officers, directors, consultants and independent directors through equity-based incentive and rewards under the 2012 Long-Term Incentive Plan.

              As of the Record Date, 54,349 shares remain available for future grants under the 2012 Long-Term Incentive Plan. As a result, if this proposal is approved, a total of 3,634,319 shares would have been available for issuance under the 2012 Long-Term Incentive Plan as of that date. See "Equity Compensation Plan Information" below for information as of December 31, 2016 concerning shares of common stock that may be issued upon the exercise of options and other rights under existing equity compensation plans and arrangements, including the 2012 Long-Term Incentive Plan.

              If this proposal is not approved and the shares authorization for awards under the 2012 Long-Term Incentive Plan is not increased, the Company believes that the shares authorized for issuance under the 2012 Long-Term Incentive Plan will be depleted in 2017. Our Board of Directors is recommending the increase in authorized shares described above following multiple years of strong strategic and organic growth so that the Company will continue to have the ability to grant equity awards in order to attract and retain talented and motivated executive officers, other employees and non-employee directors, among other eligible participants in the 2012 Long-Term Incentive Plan.

Description of the Principal Features of the 2012 Long-Term Incentive Plan

              Types of Awards.    Grants under the 2012 Long-Term Incentive Plan may be made in the form of stock options, restricted stock, restricted stock units ("RSUs") and stock appreciation rights ("SARs").

              Number of Authorized Shares.    Subject to adjustment as provided in the 2012 Long-Term Incentive Plan, 1,420,000 shares of common stock are currently authorized for issuance under the 2012 Long-Term Incentive Plan, which is equal to approximately 3.6% of our outstanding shares of common stock as of the Record Date. Stockholders are being asked to authorize an additional 3,580,000 shares for future awards, which would result in an aggregate of 5,000,000 shares of common stock being authorized for issuance, which is equal to approximately 12.6% of our outstanding shares of common stock as of the Record Date.

              Change in Capitalization.    In the event of any equity restructuring, merger, consolidation or the like such as a stock dividend, stock split, spinoff, rights offering or recapitalization, the Compensation Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares of our common stock that may be delivered under the 2012 Long-Term Incentive Plan and (ii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, and the exercise price, grant price or other price of shares subject to outstanding awards.

              Eligibility and Participation.    Eligible participants include all officers, employees, directors, consultants and independent contractors of the Company and our subsidiaries, as determined by the Compensation Committee.

              Transferability.    Awards generally are restricted as to transferability although certain awards may be transferable by will or the laws of descent and distribution.

              Amendment and Termination.    The 2012 Long-Term Incentive Plan may be amended or terminated by our Board of Directors at any time and, subject to limitations under the 2012 Long-Term Incentive Plan, the awards granted under the 2012 Long-Term Incentive Plan may be amended by the Compensation Committee at any time, provided that no such action to the plan or an award may, without a participant's consent, adversely affect any previously granted award.

              Effective Date and Duration.    The 2012 Long-Term Incentive Plan became effective on May 30, 2012, and authorized the granting of awards for up to ten years. The 2012 Long-Term Incentive Plan will remain in effect with respect to outstanding awards until no awards remain outstanding.

              Maximum Awards under the 2012 Long-Term Incentive Plan.    The Compensation Committee has the authority in its sole discretion to determine the type or types of awards made under the 2012 Long-Term Incentive Plan. Under the 2012 Long-Term Incentive Plan, no person may receive options or other awards denominated in shares of the Company's common stock relating to more than 200,000 shares (15,000 shares in the case of non-employee directors) of the Company's common stock in the aggregate in any calendar year. The maximum dollar amount payable to any individual for any one (1) calendar year with respect to cash incentive bonus awards under the Plan that are intended to satisfy the conditions for deductibility under Section 162(m) of the Internal Revenue Code as "performance-based compensation" is $2,000,000.

Types of Awards

              The following is a general description of the types of awards that may be granted under the 2012 Long-Term Incentive Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the Compensation Committee, subject to the limitations contained in the 2012 Long-Term Incentive Plan.

              Stock Options.    The Compensation Committee may grant incentive stock options ("ISOs") or nonqualified stock options ("NQSOs") under the 2012 Long-Term Incentive Plan. The exercise price for each such award will be at least equal to 100% of the fair market value of a share of common stock on the date of grant (110% of fair market value in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). Options will expire at such times and will have such other terms and conditions as the Compensation Committee may determine at the time of grant; provided, however, that no option may be exercisable later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). The exercise price of options granted under the 2012 Long-Term Incentive Plan generally may be paid in cash or check. The Compensation Committee may, in its discretion, permit a participant to exercise vested and exercisable options by surrendering an amount of common stock already owned by the participant equal to the options' exercise price.

              ISOs and NQSOs generally shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Compensation Committee. No vesting shall occur on or after the date that a participant's employment or personal services contract with the Company terminates for any reason, except as may be set forth in the applicable award agreement. Notwithstanding the general rule described above, and subject to certain limitations, a participant's options shall vest immediately upon death, disability or retirement, a change of control or upon the participant's termination without cause or resignation with good reason.

              Restricted Stock.    The Compensation Committee is authorized to award restricted stock under the 2012 Long-Term Incentive Plan. Restricted stock is an award that is non-transferable and subject to a substantial risk of forfeiture until vesting conditions, which can be related to continued service or other conditions established by the Compensation Committee, are satisfied. Prior to vesting, holders of restricted stock may receive dividends and voting rights. If the vesting conditions are not satisfied, the participant forfeits the shares.

              Unless accelerated under certain circumstances, the restrictions imposed on shares shall lapse in accordance with the vesting requirements specified by the Compensation Committee in an applicable award agreement. Such vesting requirements may be based on the continued employment of the participant with the Company for a specified time period, or upon the attainment of specified business goals or measures established by the Compensation Committee in its sole discretion. Notwithstanding the general rule described above, and subject to certain limitations, a participant's restricted stock award shall vest immediately upon a change in control, the participant's death while in the employ of the Company, the participant's termination of employment as a result of disability, the participant's termination without cause or the participant's resignation with good reason, except as determined in the sole discretion of the Compensation Committee and set forth in an applicable award agreement.

              Restricted Stock Units.    The Compensation Committee is authorized to award RSUs under the 2012 Long-Term Incentive Plan. The restrictions imposed on units granted under an RSU award shall lapse in accordance with the vesting requirements specified by the Compensation Committee in an applicable RSU agreement, except as provided below. Such vesting requirements may be based on the continued employment of the recipient with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Compensation Committee in its sole discretion, in either case as set forth in the RSU agreement. A recipient's RSU award will immediately vest upon (i) a change in control (as contemplated by the Plan), provided that the recipient has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the change in control, (ii) the recipient's death while in the employ of the Company, (iii) the recipient's termination of employment with the Company as a result of disability, (iv) the recipient's termination without cause (as contemplated by the Plan), or (v) the recipient's resignation with good reason (as contemplated by the Plan), in each case except as determined in the sole discretion of the Compensation Committee and set forth in an applicable RSU agreement.

              RSUs awarded to any recipient will be subject to forfeiture until the vesting requirements have been met. RSUs granted under any RSU award may not be transferred, assigned or subject to any encumbrance, pledged, or charged until all applicable restrictions are removed or have expired, unless otherwise allowed by the Compensation Committee. Failure to satisfy any applicable restrictions shall result in the subject units of the RSU award being forfeited and returned to the Company, with any purchase price paid by the recipient to be refunded, unless otherwise provided by the Compensation Committee.

              A recipient has no voting rights with respect to any RSU. At the discretion of the Compensation Committee, each RSU may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock. If credited, dividend will be withheld by the Company for the recipient's account, without interest (unless otherwise provided in the RSU agreement). Dividends credited to a recipient's account and attributable to any particular RSU will be distributed in cash or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividend and earnings, if applicable, to the recipient upon settlement of such RSU and, if such RSU is forfeited, the recipient will also forfeit the right to such dividend.

              Upon the expiration of the restricted period with respect to any outstanding RSU, the Company will deliver to the recipient, or his or her beneficiary, without charge, one share of common stock for each such outstanding RSU and cash equal to any dividend credited with respect to each such vested RSU and the interest thereon, if any, or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to such credited dividend and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable RSU agreement, the

Compensation Committee may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested RSUs. If a cash payment is made in lieu of delivering shares of common stock, the amount of such payment will be equal to the fair market value of the common stock as of the date on which the restricted period lapsed with respect to each vested RSU.

              Stock Appreciation Rights.    The Compensation Committee is authorized to award SARs under the 2012 Long-Term Incentive Plan. A SAR will represent a right to receive a payment in cash, shares, or a combination thereof, equal to the excess of the fair market value of a specified number of shares on the date the SAR is exercised over an amount which will be no less than the fair market value on the date the SAR was granted (or the option price for SARs granted in tandem with an option). Each SAR agreement will specify the exercise price, the duration of the SAR, the number of shares to which the rights pertain, the form of payment of the SAR upon exercise, whether the SAR is granted in tandem with the grant of a stock option or is freestanding, and such other provisions as the Compensation Committee may determine. SARs will be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee will approve and be set forth in the award agreement, which need not be the same for each grant or each participant.

              Each SAR generally will vest ratably until the third anniversary after the date of grant of the SAR. A recipient's SAR award will immediately vest upon (i) a change in control (as contemplated by the Plan), provided that the recipient has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the change in control, (ii) the recipient's death while in the employ of the Company, (iii) the recipient's termination of employment with the Company as a result of disability, (iv) the recipient's termination without cause (as contemplated by the Plan), or (v) the recipient's resignation with good reason (as contemplated by the Plan), in each case except as determined in the sole discretion of the Compensation Committee and set forth in an applicable SAR agreement.

              SARs granted in tandem with the grant of a stock option may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. SARs granted in tandem with the grant of a stock option may be exercised only with respect to the shares for which the related option is then exercisable.

              With respect to SARs granted in tandem with an incentive stock option, such SAR will expire no later than the expiration of the underlying incentive stock option. In addition, the value of the payout with respect to such SAR may be for no more than 100% of the difference between the exercise price for the underlying option and the fair market value of the shares subject to the option at the time the SAR is exercised. SARs granted independently from the grant of a stock option may be exercised upon the terms and conditions stated in the applicable award agreement.

              Award agreements for SARs will set forth the extent to which the participant will have the right to exercise SARs following termination of employment. Such provisions will be determined in the sole discretion of the Compensation Committee and need not be uniform among all the SARs granted and may reflect distinctions based on the reasons for termination of employment. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution, unless otherwise determined by the Compensation Committee in its discretion. SARs granted in tandem with an incentive stock option will be exercisable during the participant's lifetime only by such participant.

New Plan Benefits

              All 2012 Long-Term Incentive Plan awards are granted at the Compensation Committee's discretion, subject to the limitations contained in the 2012 Long-Term Incentive Plan. Therefore, future benefits and amounts that will be received or allocated under the 2012 Long-Term Incentive Plan are not presently determinable. For information with respect to equity grants made to our NEOs during the year ended December 31, 2016 under the 2012 Long-Term Incentive Plan, please see the section entitled "Grants of Plan-Based Awards in 2016". As of April 12, 2017, the fair market value of a share of our common stock (as determined by the closing price quoted by the NASDAQ Global Select Market on that date) was $35.70.

Equity Compensation Plan Information

              The table at page 17 under the heading, "Equity Compensation Plan Information", incorporated herein by reference, gives aggregate information under all equity compensation plans of the Company as of December 31, 2016.

Certain U.S. Federal Income Tax Consequences

              Set forth below is a summary discussion of the United States federal income tax consequences associated with the grant of awards pursuant to the 2012 Long-Term Incentive Plan. The following discussion is not intended to be exhaustive and reference is made to the Code, and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary does not describe the state, local or foreign tax consequences that may be associated with the grant of awards under the 2012 Long-Term Incentive Plan.

              Incentive Stock Options.    In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a compensation deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise of ISO before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a "Disqualifying Disposition"), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a Disqualifying Disposition, the Company would generally be entitled to a compensation deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NQSO, as discussed below.

              Nonqualified Stock Options.    In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a compensation deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

              Restricted Stock.    In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Code, within thirty days of such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.

              Restricted Stock Units.    In general, a recipient who is awarded RSUs will not recognize taxable income upon receipt. When a recipient receives payment for an award of RSUs in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out RSUs are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses.

              Stock Appreciation Rights.    In general, the grant of a SAR will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.

              Vote Required The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 2012 LONG TERM INCENTIVE PLAN.

ITEM 4. TO RATIFY THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

              On June 3, 2016, the Company notified Vavrinek, Trine, Day & Co., LLP ("VTD") that the Company would no longer be retaining VTD as the Company's independent registered public accounting firm effective as of June 3, 2016. The decision to change the Company's independent registered accounting firm was the result of a request for proposal process in which the Audit Committee of the Company's Board of Directors conducted a comprehensive, competitive process to select an independent registered public accounting firm.

              The audit reports of VTD on the Consolidated Financial Statements of the Company for the fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

              During the Company's fiscal years ended December 31, 2015 and December 31, 2014, (i) there were no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to VTD's satisfaction, would have caused VTD to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

              On June 3, 2016, based upon the recommendation and approval of the Company's Audit Committee, the Company engaged Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 effective as of June 3, 2016. During the Company's fiscal years ended December 31, 2014 and 2015, and the subsequent interim period through June 3, 2016, neither the Company, nor anyone on the Company's behalf, consulted with Crowe Horwath LLP regarding any matter set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K. The Audit Committee of the Board of Directors considered the qualifications and experience of Crowe Horwath LLP, and, in consultation with the Board of Directors of the Company, appointed them as independent auditors for the Company for the fiscal year ended December 31, 2016.

              The Audit Committee of the Board considered the qualifications and experience of Crowe Horwath LLP, and, in consultation with the Board, appointed them as independent auditors for the Company for the current fiscal year which ends December 31, 2017. Although ratification of our independent auditors by stockholders is not required by law, the Audit Committee and Board desire to obtain the stockholders' ratification of such appointment. If ratification of Crowe Horwath LLP as our independent auditors is not approved by stockholders, the matter will be referred to the Audit Committee for further review.

              We anticipate that a representative of Crowe Horwath LLP will be present at the Annual Meeting and available to respond to appropriate questions and to make a statement if he or she so desires.

Vote Required

              The affirmative vote of holders of the majority of the shares for which votes are cast at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

Fees

              Aggregate fees for professional services rendered to the Company by VTD, Moffett & Grigorian LLP and Crowe Horwath LLP for the years ended December 31, 2016 and 2015 were as follows:

	For the Years Ended December 31,

	2016	2015

Audit fees (1)	$570,000	$207,500
Audit-related fees	19,000	15,000

Audit and audit-related fees	589,000	222,500

Tax & Tax-Related compliance fees	172,000	29,300
All other fees	30,000	39,000

Total fees	$791,000	$290,800

  (1)
  For the year ended December 31, 2016, the Company paid audit fees of $350,000 and 220,000 to Crowe Horwath LLP and VTD, respectively.

    Audit Fees

              Audit fees are related to the integrated audit of the Company's annual financial statements for the years ended December 31, 2016 and 2015, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10 Q and 10 K for those years.

    Audit-Related Fees

              Audit related fees for each of 2016 and 2015 included fees for audits of the Company's 401(k) plan.

    Tax Compliance Fees

              Tax fees in both 2016 and 2015 consisted of tax compliance services in preparation of the Company's tax returns filed with the Internal Revenue Service and various state tax agencies.

    All Other Fees

              All other fees for 2016 included fees related to the acquisition of SCAF and SCB. All other fees for 2015 included fees related to the acquisitions of Independence Bank. Audit Committee Pre Approval Policies and Procedures The Audit Committee has adopted a policy that requires advance approval of all audit, audit related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

              In 2016, 100% of Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

              The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

              In 2016, 100% of Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

              The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2016 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as amended by SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

  •
  Methods used to account for significant unusual transactions;
  •
  The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
  •
  The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and
  •
  Disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

              The Audit Committee has received the written disclosures and the letter from the Company's independent accountants, Crowe Horwath LLP, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Crowe Horwath the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Audit Committee also recommended the appointment of Crowe Horwath LLP as the Company's independent accountants for the year ending December 31, 2017.

AUDIT COMMITTEE
Simone Lagomarsino, Chair Jeff C. Jones Joseph L. Garrett Michael Morris Cora M. Tellez

 ANNUAL REPORT

              A copy of our Annual Report on Form 10-K for the year ended December 31, 2016, including financial statements and schedules, accompanies this Proxy Statement.

              Additional copies of the Annual Report on Form 10-K for the year ended December 31, 2016 may be obtained without charge by writing to Investor Relations, Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614 or by calling (949) 864-8000. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016, are also available at our website, www.ppbi.com under the Investor Relations section and from the SEC at its website, www.sec.gov.

HOUSEHOLDING

              The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, American Stock Transfer & Trust Company, LLC ("AST"), if you hold registered shares. You can notify AST by sending a written request to: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, or by calling AST at (800) 937-5449.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

              Under the rules of the SEC and our Bylaws, stockholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting if they are presented to us in accordance with the following:

  •
  Stockholder proposals intended to be considered for inclusion in next year's proxy statement for the 2018 Annual Meeting of Stockholders must be received by the Company by December 28, 2017, which is one hundred twenty (120) days prior to the anniversary date that we released this Proxy Statement to our stockholders for the Annual Meeting.

  •
  Stockholders that intend to present a proposal at our 2018 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement for that meeting, must give notice of the proposal to our Secretary no sooner than January 31, 2018, which is one hundred twenty (120) days prior to May 31, 2018, which is the one-year anniversary of the Annual Meeting, but no later than February 28, 2018, which is ninety (90) days prior to May 31, 2018 (the one-year anniversary of the Annual Meeting). As set forth in our Bylaws, the stockholder's notice to the Secretary must contain certain required information.

  •
  If the date of the 2018 Annual Meeting of Stockholders is held on a date more than thirty (30) calendar days before or sixty (60) days after May 31, 2018 (the one-year anniversary of the Annual Meeting), the stockholder's notice must be delivered to our Secretary no sooner than the 120th day prior to the 2018 Annual Meeting of Stockholders, and no later than

    (a) the 90th day prior to the date of the 2018 Annual Meeting of Stockholders, or (b) in the event the first public announcement of the date of the 2018 Annual Meeting of Stockholders is less than one hundred (100) days prior to the date of the 2018 Annual Meeting of Stockholders, the 10th day following the day on which public announcement of the date of the 2018 Annual Meeting of Stockholders is first made by the Company.

  •
  In the event the Board increases the number of directors to be elected to the Board and the public announcement of such increase is not made on or before February 21, 2018, which is one hundred (100) days prior to May 31, 2018 (the one-year anniversary of the Annual Meeting), stockholder nominees for the new directorships will be considered timely if provided to Secretary within 10 days of the public announcement.

  •
  Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act the proxies designated by us for the Annual Meeting will have discretionary authority to vote with respect to any proposal received after March 13, 2017, which is forty-five (45) days before the date on which the Company first sent the proxy materials for the Annual Meeting. In addition, our Bylaws, provide that any matter to be presented at the Annual Meeting must be proper business to be transacted at the Annual Meeting or a proper nomination to be decided on at the Annual Meeting and must have been properly brought before such meeting pursuant to our Bylaws.

  •
  Our Secretary must receive notices of stockholder proposals or nominations in writing at the executive offices of the Company at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Secretary.

              No notice that a stockholder intends to present a proposal at the Annual Meeting was received by the Company on or before February 26, 2017, which is ninety (90) days prior to the one-year anniversary of the 2016 Annual Meeting of Stockholders.

OTHER MATTERS

              The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

              Whether or not you intend to be present at the Annual Meeting, you are urged to promptly return your proxy card or vote by telephone or via the Internet. If you are present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.

By Order of the Board of Directors,

Robert A. Tidd Corporate Secretary
Irvine, California April , 2017

Appendix A

FIRST AMENDMENT
TO THE
PACIFIC PREMIER BANCORP, INC.
AMENDED AND RESTATED 2012 LONG-TERM INCENTIVE PLAN

              WHEREAS, Pacific Premier Bancorp, Inc., a Delaware corporation (the "Company"), maintains the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan (the "Plan");

              WHEREAS, pursuant to Article XIV of the Plan, the Board of Directors (the "Board") of the Company may, by resolution, at any time amend the Plan with respect to any shares of the Company's common stock, par value $0.01 per share ("Common Stock"), or awards under the Plan which have not been granted;

              WHEREAS, the Board has determined that it is in the best interest of the Company and its stockholders to amend the Plan in order to increase the number of shares of Common Stock reserved for issuance under the Plan; and

              WHEREAS, the Board has duly authorized the undersigned officer to carry out the foregoing.

              NOW, THEREFORE, effective as of the approval of this First Amendment by the Company's stockholders, the Plan shall be and hereby is amended as follows:

              Section 1.    The first full sentence of Section 5.01 of the Plan shall be deleted in its entirety and replaced with the following new sentence:

              "The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 5,000,000, all of which may be granted as Incentive Stock Options."

              Section 2.    Except as expressly modified or varied by this Amendment, all of the terms, covenants and conditions of the Plan shall remain in full force and effect. If there is a conflict between the provisions of the Plan and the provisions of this First Amendment, then the provisions of this First Amendment shall control. This First Amendment shall be binding upon, and inure to the benefit of, the respective successors and assigns of the Company and Participants (as defined in the Plan).

              IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer this 13th day of April, 2017.

PACIFIC PREMIER BANCORP, INC.
By:	/s/ STEVEN R. GARDNER Steven R. Gardner Chairman, President and Chief Executive Officer

PACIFIC PREMIER BANCORP, INC.

AMENDED AND RESTATED
2012 LONG-TERM INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

              Pacific Premier Bancorp, Inc. and any Subsidiary thereof (together, the "Company") hereby establishes the Amended and Restated 2012 Long-Term Incentive Plan (the "Plan") upon the terms and conditions hereinafter stated. The Purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging officers, employees, directors and individuals performing services for the Company as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications and (c) linking officers, employees, directors, consultants and independent contractors directly to stockholder interests through ownership of the Company. Awards granted under the Plan may be stock options, restricted stock or stock appreciation rights.

ARTICLE II
DEFINITIONS

              2.01    "Award" means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Cash Bonus Award or Performance Compensation Award granted under the Plan.

              2.02    "Award Agreement" means the written agreement pursuant to Article VI hereof that sets forth the terms, conditions, restrictions and privileges for an Award and that incorporates the terms of the Plan.

              2.03    "Board" means the Board of Directors of the Company.

              2.04    "Cash Bonus Award" means a cash bonus payment, as determined by the Committee.

              2.05    "Cause" shall have the meaning set forth in the Participant's employment or other agreement with the Company, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean: (i) a failure of the Participant to substantially perform his or her duties including, without limitation, repeated refusal to follow the reasonable directions of Participant's employer, knowing violation of law in the course of performance of the duties of Participant's employment with the Company, or repeated absences from work without a reasonable excuse, (ii) the Participant's willful misconduct or gross negligence, (iii) the Participant shall have committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, or (iv) the Participant shall have been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, conduct constituting a felony.

              2.06    "Change in Control" shall have the meaning specified in an Award Agreement. In the absence of any definition in the Award Agreement, "Change in Control" means the occurrence of any of the following events subsequent to the date of this Agreement: (i) the acquisition of control of the Company as defined in the rules and regulations of the applicable banking regulators on the date hereof (provided that in applying the definition of Change in Control as set forth under the rules and regulations of the applicable banking regulators, the Board shall substitute its judgment for that of the applicable banking regulators); (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), after the date hereof, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate of the Company, is or becomes the

"beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (iii) the sale or other disposition of all or substantially all of the assets of the Company or the transfer by the Company of greater than 25% of the voting securities of the Company; or (iv) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, in the event of payment of any Award that is nonqualified deferred compensation subject to Section 409A of the Code, "Change in Control" shall have the meaning set forth in Section 1.409A-3(i)(5) of the applicable Treasury regulations.

              2.07    "Code" means the Internal Revenue Code of 1986, as amended.

              2.08    "Common Stock" means shares of the common stock, par value $0.01 per share, of the Company.

              2.09    "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under any applicable long-term disability plan maintained by the Company or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

              2.10    "Effective Date" means the later of (i) the date upon which the Board approves the Plan and (ii) the date upon which a majority of the Company's stockholders vote to approve the Plan.

              2.11    "Employee" means any person who is employed by the Company and whose wages are reported on a Form W-2. The Company's classification as to who is an Employee shall be determinative for purposes of an individual's eligibility under the Plan.

              2.12    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              2.13    "Fair Market Value" of a share of the Company's Common Stock for all purposes under the Plan shall be the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the closing price reported by the New York Stock Exchange ("NYSE") or any other stock exchange or quotation or listing service (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith by such methods or procedures as the Board may establish.

              2.14    "Good Reason" shall have the meaning set forth in the Participant's employment or other agreement with the Company, provided, that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean the occurrence, without the affected Participant's written consent, of (i) a material diminution in the Participant's base compensation, (ii) the assignment to the Participant of duties in the aggregate that are materially inconsistent with the Participant's level of responsibility or any material diminution in the Participant's authority, duties, or responsibilities, or (iii) the relocation of the Participant's principal place of employment to a location more than 50 miles from the Participant's principal place of employment. Notwithstanding the foregoing, no event or condition shall constitute Good Reason unless (i) the Participant provides notice to the Company of such condition or event no later than 30 days following the initial existence of such condition or event, and (ii) the Company fails to remedy such condition or event no later than 30 days following receipt of such notice.

              2.15    "Incentive Stock Option" means any Award granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

              2.16    "Non-Qualified Stock Option" means any Award granted under this Plan which is a stock option but is not an Incentive Stock Option.

              2.17    "Officer" means any Employee of the Company who is designated by the Board as a corporate officer.

              2.18    "Option" means an Award of an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 7.01 hereof.

              2.19    "Participant" means any Employee, Officer, director, consultant or independent contractor who is designated by the Committee pursuant to Article VI to participate in the Plan.

              2.20    "Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to Article XII of the Plan.

              2.21    "Performance Compensation Award Formula" means, for any Performance Compensation Award, a formula or table established by the Committee pursuant to Article XII of the Plan which provides the basis for computing the value of a Performance Compensation Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

              2.22    "Performance Goal" means a performance goal established by the Committee pursuant to Article XII of the Plan.

              2.23    "Performance Period" means a period established by the Committee pursuant to Article XII of the Plan at the end of which one or more Performance Goals are to be measured.

              2.24    "Performance Shares" means the grant of a right to receive a number of actual shares of Common Stock based upon the performance of the Company during a Performance Period, as determined by the Committee.

              2.25    "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Article XII of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

              2.26    "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary, as that term is defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or if no such plan is maintained by the Company, a termination of employment anytime following attainment of age 65. With respect to an Award that is nonqualified deferred compensation subject to Section 409A of the Code, any termination of employment must also be considered a "separation from service" as defined in Section 1.409A-1(h) of the Treasury regulations.

              2.27    "Restricted Stock Award" means an Award granted under Section 7.02 hereof.

              2.28    "Restricted Stock Unit Award" means an Award granted under Section 7.03 hereof.

              2.29    "Securities Act" means the Securities Act of 1933, as amended.

              2.30    "Stock Appreciation Right" or "SAR" means an Award granted under Section 7.04 hereof.

              2.31    "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

ARTICLE III
ADMINISTRATION OF THE PLAN AND MISCELLANEOUS

              3.01    Plan Administration.    The Plan shall be administered by the Compensation Committee (the "Committee") of the Board. References herein to the Committee shall be deemed to include and refer to the Board of Directors to the extent applicable. The Committee may, in its discretion, delegate to one or more officers responsibility for the day-to-day operation of the Plan. The Committee shall make all determinations with respect to participation in the Plan by Employees, Officers, directors, consultants or independent contractors of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final. No member of the Committee shall be liable for any action or determination made by him or her in good faith.

              3.02    Limitation on Liability.    No Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Company's organizational documents and Bylaws, the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

              3.03    Compliance with Law and Regulations.    All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of, or obtaining of consents or approvals with respect to, such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

              3.04    Restrictions on Transfer.    The Company shall place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such may be restricted pursuant to the terms of an Award Agreement or as set forth in applicable laws and regulations.

              3.05    Revocation for Misconduct.    Any Award, or portion thereof, under this Plan, whether or not vested, made to a Participant who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.

ARTICLE IV
ELIGIBILITY

              Awards may be granted to such Employees, Officers, directors, consultants or independent contractors as may be designated from time to time by the Committee, pursuant to guidelines, if any, which may be adopted from time to time.

ARTICLE V
COMMON STOCK AVAILABLE FOR THE PLAN

              The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 1,420,000, all of which may be granted as Incentive Stock Options. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, or the like, the Board shall make appropriate adjustment in the number of shares of Common Stock authorized by the Plan and in the number and exercise or purchase price of shares covered by outstanding Awards under the Plan; provided that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment. The Board may make such adjustments, and its determination shall be final, binding and conclusive.

              The Board also may adjust the number of shares subject to outstanding Awards and the exercise or purchase price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate in order to prevent dilution or expansion of the rights of Participants, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code. Notwithstanding anything to the contrary in this Article V, the Company shall not engage in any re-pricing of any Options granted under this Plan without approval by the Company's stockholders who are eligible to vote at a meeting of stockholders. For purposes of this Article V, the term "re-pricing" shall mean the following: (i) lowering the exercise price of an Option to take into account a decrease in the Fair Market Value of the Company's Common Stock below the Option's stated exercise price, or (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock in exchange for another Award under the Plan.

              No shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

ARTICLE VI
PARTICIPATION; AWARD AGREEMENT

              The Committee shall, in its discretion, determine from time to time which Employees, Officers, directors, consultants or independent contractors will participate in the Plan and receive Awards under the Plan. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each respective Employee, Officer, director, consultant or independent contractor, his or her present and potential contributions to the growth and success of the Company, his or her cash compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

              Awards may be granted individually or in tandem with other Awards. All Awards are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges for an Award contained in the Award Agreement. No Award under this Plan shall be effective unless memorialized in writing by the Committee in an Award Agreement delivered to and signed by the Participant.

              Notwithstanding any provision of the Plan and subject to adjustment as provided in Article V, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one person during any one calendar year shall be 200,000 shares or 15,000 shares in the case of non-employee Directors. The maximum dollar amount payable to any individual for any one calendar year with respect to cash awards under the Plan that are intended to satisfy the conditions for deductibility under Section 162(m) of the Internal Revenue Code as "performance-based compensation" is $2,000,000.

ARTICLE VII
AWARDS

              7.01    Stock Options.    The Committee may from time to time grant to eligible Participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided however that Awards of Incentive Stock Options shall be limited to Employees of the Company. Awards of Incentive and Non-Qualified Stock Options must have an exercise price at least equal to the Fair Market Value of a share of Common Stock at the time of grant, except as provided in Section 8.07. The exercise price applicable to a particular Award shall be set forth in each individual Award Agreement.

              7.02    Restricted Stock.    The Committee may from time to time grant to eligible Participants Awards of Restricted Stock in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Award represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.

              7.03    Restricted Stock Unit.    The Committee may from time to time grant to eligible Participants Awards of Restricted Stock Units in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Unit Award represents a hypothetical unit equivalent in value to a share of Common Stock which entitles the Participant to a payment in cash or Common Stock upon the expiration of the restricted period. A Participant has no voting rights with respect to Restricted Stock Units. The Committee may, in connection with any Restricted Stock Unit Award, require the payment of a specified purchase price.

              7.04    Stock Appreciation Rights.    The Committee may from time to time grant to eligible Participants Awards of Stock Appreciation Rights ("SARs") in such amounts, on such terms and conditions, as it shall determine. A SAR gives to a Participant the right to receive upon exercise, an amount equal to the excess of (1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the exercise price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine, provided it is no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR), times the number of shares of Common Stock covered by such SAR Award.

              7.05    Cash Bonus Awards.    The Committee has the authority to make an Award of a cash incentive to any Participant.

              7.06    Performance Compensation Awards.    The Committee has the authority, at the time of grant of any Award described in the Plan, other than stock options or SARs granted with an exercise price equal to or greater than Fair Market Value of the Common Stock on the date of grant to designate such Award as a Performance Compensation Award.

ARTICLE VIII
OPTION AWARDS

              8.01    Vesting of Options.

                  (a)    General Rules.    Each Option granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. Incentive Stock Options and Non-Qualified Stock Options shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Committee. Subject to the foregoing, no vesting shall occur on or after the date that a Participant's employment or personal services contract with the Company terminates for any reason, except as set forth herein and as may be set forth in an applicable Award Agreement.

                  (b)    Acceleration of Vesting Upon Death, Disability or Retirement.    In the event a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and be exercisable either by the Participant or the Participant's representative. In the event of a Participant's Retirement, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and become exercisable only if the grant date of such Option(s) precedes the Participant's date of Retirement by two (2) or more years, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

                  (c)    Accelerated Vesting Upon a Change in Control.    Notwithstanding the general rule described in subsection (a) hereof, all of a Participant's Options shall become immediately vested and exercisable upon a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

                  (d)    Accelerated Vesting Upon Certain Separations From Service.    Notwithstanding the general rule described in subsection (a) hereof, all of a Participant's Options shall become immediately vested and exercisable upon the Participant's (i) termination without Cause, or (ii) resignation with Good Reason. If the Participant's employment or service is terminated by the Company with Cause or if the Participant resigns for other than Good Reason, then the unvested portion of the Option will be forfeited at the close of business on such termination or resignation date, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              8.02    Duration of Options.    Subject to the terms of an applicable Award Agreement, each Option granted to a Participant shall be exercisable at any time on or after it vests for a period of (i) ten (10) years from the date of grant (five years in the case of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company), or (ii) in the event of termination of employment for any reason except death or Disability, ninety (90) days from the date of termination.

              8.03    Exception for Termination Due to Death or Disability.    If a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability without having fully exercised his Options, the Participant or his legal representative or guardian, or the executors, administrators, legatees or distributes of his estate shall have the right, during the twelve (12) month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

              8.04    Notice of Disposition; Withholding; Escrow.    A Participant shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Board may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section.

              8.05    Manner of Exercise.    To the extent vested and exercisable, Options may be exercised in part or in whole from time to time by execution of a written notice directed to the Company, at the Company' principal place of business, accompanied by cash or a check in payment of the exercise price for the number of shares specified and paid for. The Committee may, in its discretion, permit a Participant to exercise vested and exercisable options awarded under this Plan by surrendering an amount of Common Stock already owned by the Participant equal to the Options' exercise price. Subject to any limitations set forth in the Award Agreement, for so long as the Common Stock is listed or admitted to trading on a national securities exchange, the Committee may, in its discretion, allow the Participant to make payment by arranging with a third party broker to sell a number of shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option and any applicable withholding and employment taxes due.

              8.06    $100,000 Limitation.    Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Participant for the first time in any one year pursuant to the exercise of an Incentive Stock Option ("ISO Stock") exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option's grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Non-Qualified Stock Option ("NQSO Stock"). The Company shall designate which shares of Common Stock to be received by the Participant will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company's share transfer records which shares are ISO Stock.

              8.07    Limitation on Ten Percent Stockholders.    The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

ARTICLE IX
RESTRICTED STOCK AWARDS

              9.01    Vesting Requirements.    Each Restricted Sock Award granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in an applicable Award Agreement, except as provided below. Such vesting requirements may be based on the continued employment of the Participant with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Committee in its sole discretion, in either case as set forth in the Award Agreement.

              A Participant's Restricted Stock Award shall immediately vest upon (i) a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, (ii) the Participant's death while in the employ of the Company, (iii) the Participant's termination of employment with the Company as a result of Disability, (iv) the Participant's termination without Cause, or (v) the Participant's resignation with Good Reason, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              9.02    Restrictions.    Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.

              9.03    Rights as Stockholder.    Subject to the foregoing provisions of this Article IX and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.

              9.04    Section 83(b) Election.    The Committee may provide in a Stock Award Agreement that the Restricted Stock Award is conditioned upon the Participant's refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.

ARTICLE X
RESTRICTED STOCK UNIT AWARDS

              10.01    Vesting Requirements.    Each Restricted Stock Unit Award granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. The restrictions imposed on units granted under a Restricted Stock Unit Award shall lapse in accordance with the vesting requirements specified by the Committee in an applicable Award Agreement, except as provided below. Such vesting requirements may be based on the continued employment of the Participant with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Committee in its sole discretion, in either case as set forth in the Award Agreement.

              A Participant's Restricted Stock Unit Award shall immediately vest upon (i) a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, (ii) the Participant's death while in the employ of the Company, (iii) the Participant's termination of employment with the Company as a result of Disability, (iv) the Participant's termination without Cause, or (v) the Participant's resignation with Good Reason, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.

              10.02    Restrictions.    Restricted Stock Units awarded to any Participant will be subject to forfeiture until the vesting requirements have been met. Restricted Stock Units granted under any Restricted Stock Unit Award may not be transferred, assigned or subject to any encumbrance, pledged, or charged until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject units of the Restricted Stock Unit Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee.

              10.03    Rights as Stockholder.    No shares of Common Stock shall be issued at the time Restricted Stock Units are awarded and the Company will not be required to set aside a fund for the payment of such Award. A Participant has no voting rights with respect to any Restricted Stock Units. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). If credited, Dividend Equivalents will be withheld by the Company for the Participant's account, without interest (unless otherwise provided in the Award Agreement). Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents (and earnings, if applicable) rounded down to nearest whole share to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant will also forfeit the right to such Dividend Equivalents.

              10.04    Settlement of Restricted Stock Units.    Upon the expiration of the restricted Period with respect to any outstanding Restricted Stock Units, the Company will deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit (and the interest thereon, if any) or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents (and the interest thereon, if any) rounded down to the nearest whole share; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Unit. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment will be equal to the Fair Market Value of the Common Stock as of the date on which the restricted period lapsed with respect to each vested Restricted Stock Unit.

ARTICLE XI
STOCK APPRECIATION RIGHTS AWARDS

              11.01    Grant of SARs.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such amounts as the Committee shall determine. A SAR shall represent a right to receive a payment in cash, shares of Common Stock, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over an amount (the "SAR exercise price") which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option exercise price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.

              11.02    Award Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of Shares to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Committee shall determine. SARs granted under this Article XI shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.

              A Participant's SAR Award shall immediately vest upon (i) a Change in Control, provided that the Participant has been employed by (or rendered services to) the Company for a period of at least six (6) months as of the date of the Change in Control, (ii) the Participant's death while in the employ of the Company, (iii) the Participant's termination of employment with the Company as a result of Disability, (iv) the Participant's termination without Cause, or (v) the Participant's resignation with Good Reason, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement. Each SAR may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The SAR may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual SAR may vary. No SAR may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any SAR upon the occurrence of a specified event.

              11.03    Duration of SAR.    Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.

              11.04    Exercise.    SARs shall be exercised by the delivery to the Company of written or other notice of exercise acceptable to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Company shall have received notice from the Participant of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the shares of Common Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares for which its related Option is then exercisable.

              With respect to SARs granted in tandem with an Incentive Stock Option, (a) such SAR will expire no later than the expiration of the underlying Incentive Stock Option, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option exercise price of the underlying Incentive Stock Option and the Fair Market Value of the shares of Common Stock subject to the underlying Incentive Stock Option at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the shares of Common Stock subject to the underlying Incentive Stock Option exceeds the Option exercise price of the Incentive Stock Option. SARs granted in tandem with an Incentive Stock Option granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant.

              SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in shares of Common Stock, a certificate for the shares of Common Stock acquired upon exercise of an SAR shall be issued in the name of the Participant, or the Company shall transfer the shares of Common Stock electronically from its transfer agent to the Participant, as soon as practicable following receipt of notice of exercise. No fractional Shares will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Committee, the Participant will receive cash in lieu of fractional Shares.

              11.05    Exercise Upon Termination of Employment.    Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into the Participants, need not be uniform among all SARs issued pursuant to this Article XI, and may reflect distinctions based on the reasons for termination of employment.

ARTICLE XII
PERFORMANCE COMPENSATION AWARDS

              12.01    Grant Requirement and Types of Performance Compensation Awards.    The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Article XII. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period. Performance Compensation Awards may be in the form of Performance Shares, Performance Units or Cash Bonus Awards. Each Award Agreement evidencing a Performance Compensation Award shall specify the number of Performance Shares, Performance Units or Cash Bonus Award opportunity subject thereto, the Performance Compensation Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award. The Committee has full discretion to select the length of the Performance Period provided any such performance period will not be less than one fiscal quarter in duration, the types of Performance Compensation Awards to be issued, the performance criteria used to establish Performance Goals, the kinds and/or levels of the Performance Goals that apply and the Performance Compensation Award Formula.

              12.02    Award Agreement.    Performance Compensation Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Compensation Award or purported Performance Compensation Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Compensation Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of this Article XII.

              12.03    Types of Performance Awards Authorized.    Performance Compensation Awards may be in the form of Performance Shares, Performance Units or Cash Bonus Awards. Each Award Agreement evidencing a Performance Compensation Award shall specify the number of Performance Shares, Performance Units or Cash Bonus Award opportunity subject thereto, the Performance Compensation Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

              12.04    Value of Performance Awards.    The final value payable to the Participant in settlement of a Performance Compensation Award determined on the basis of the applicable Performance Compensation Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

              12.05    Establishment of Performance Period, Performance Goals and Performance Compensation Award Formula.    In granting each Performance Compensation Award, the Committee shall establish in writing the applicable Performance Period, Performance Compensation Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Compensation Award Formula the final value of the Performance Award to be paid to the Participant. With respect to any Performance Compensation Award that the Committee designates as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall establish the Performance Goal(s) and Performance Compensation Award Formula applicable to each Performance Compensation Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Compensation Award Formula shall not be changed during the Performance Period.

              The Company shall notify each Participant granted a Performance Compensation Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Compensation Award Formula.

              12.06    Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

                  (a)         Performance Measures. Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.

                  The Committee may determine Performance Measures to be one or more of the following: revenue; net interest income; non-interest income; net interest margin; operating income; earnings before taxes; earnings before interest taxes depreciation and amortization; earnings before interest and taxes; pre-tax income; net earnings, net income; market share; business unit volume; capital; tangible book value; expense management; the market price of the Common Stock; total shareholder return; return on equity; return on capital; return on assets; return on tangible equity; return on tangible common equity; efficiency ratio; number of customers; number of accounts; assets; asset mix; deposits; non-interest bearing deposits; deposit mix; loans; loan mix; asset quality; credit quality; regulatory exam results; audit results; customer satisfaction (determined based on objective criteria approved by the Committee); execution of strategic initiatives (determined based on objective criteria approved by the Committee); cost of funds; cost of deposits; and Texas ratio. A Performance Measure may be expressed in any form that the Committee determines, including, but not limited to: absolute value, ratio, average, percentage growth, absolute growth, cumulative growth, performance in relation to an index, performance in relation to peer company performance, per share of common stock outstanding, or per full-time equivalent employee.

                  Performance Measures applicable to a Performance Compensation Award may exclude the effect (whether positive or negative) of changes in tax law, generally accepted accounting principles or other such laws or provisions affecting reported financial results, including unforeseen and extraordinary changes in statutes and regulations that govern the company and its industry; accruals or charges relating to reorganization and restructuring programs; special gains or losses or other financial impact in connection with mergers and acquisitions involving the Company or any of its significant subsidiaries, the purchase or sale of branches or significant portions of the Company or any of its significant subsidiaries, or the sale of securities and investments of the Company; write-downs or write-offs of assets, including intangible assets such as goodwill and valuation adjustments related to the impact of hedging; litigation or claim matters; expenses relating to unplanned regulatory actions; any other significant items as discussed in Management's Discussion and Analysis of Financial Condition and Results of Operation appearing or incorporated by reference in the Annual Report on Form 10-K filed with the Securities and Exchange Commission; gains or losses on the early repayment of debt; or any other unforeseen events of occurrences of a similar nature identified in the first 90 days of a performance cycle. However no such adjustment will be made if the exercise of such authority by the Committee would constitute the exercise of "impermissible discretion," would cause awards granted under the Plan that are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code to otherwise fail to qualify as "performance-based compensation" under Section 162(m).

                  (b)         Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Compensation Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

              12.07    Settlement of Performance Compensation Awards.

                  (a)         Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to an Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Compensation Award Formula.

                  (b)         Discretionary Adjustment of Award Formula. With respect to any Performance Compensation Award that the Committee designates as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee, in its discretion, may, either at the time it grants a Performance Compensation Award or at any time thereafter, provide for the negative adjustment of the Performance Compensation Award Formula applicable to such Performance Compensation Award to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under such Participant's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Compensation Award that would otherwise be paid to such Participant upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Compensation Award determined in accordance with the Performance Compensation Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Compensation Award.

                  With respect to any other Performance Compensation Award, the Committee, in its discretion, may, either at the time it grants a Performance Compensation Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Compensation Award Formula applicable to such Performance Compensation Award to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine.

                  (c)          Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Compensation Award held by a Participant who has taken in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

                  (d)         Notice to Participants. As soon as practicable following the Committee's determination and certification in accordance with 11.03(a) and (b), the Company shall notify each Participant of the determination of the Committee.

                  (e)         Payment in Settlement of Performance Compensation Awards. As soon as practicable following the Committee's determination and certification in accordance with 11.03 (a) and (b), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Compensation Award. Payment of such amount shall be made in cash, shares of Common Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Compensation Award, payment shall be made in a lump sum. In no event shall payment of a Performance Compensation Award be made later than the 15th day of the third month following the taxable year of the Participant in which the Participant has a legally binding right to the Performance Compensation Award.

                  (f)          Provisions Applicable to Payment in Shares. If payment is to be made in shares of Common Stock, the number of such shares shall be determined by dividing the final value of the Performance Compensation Award by the Fair Market Value of a share of Common Stock. Shares of Common Stock issued in payment of any Performance Compensation Award may be fully vested and freely transferable shares or may be shares of Common Stock subject to vesting conditions established by the Committee as provided in 9.01 or 10.01. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement.

                  (g)         Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Compensation Award and set forth in the Award Agreement, the effect of a Participant's termination of service on the Performance Compensation Award shall be as follows. If the Participant's service with the Company terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Compensation Award, the final value of the Participant's Performance Compensation Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant's service to the Company during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 12.07. If the Participant's service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Compensation Award, such Award shall be forfeited in its entirety.

ARTICLE XIII
NONASSIGNABILITY; NONTRANSFERABILITY

              Unexercised or unsettled Awards shall not be transferable by a Participant except by will or the laws of descent or distribution and, during a Participant's lifetime, shall be exercisable only by such Participant or the Participant's guardian or legal representative.

ARTICLE XIV
AMENDMENT AND TERMINATION OF THE PLAN

              The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock or Awards which have not been granted, but no such action shall adversely affect the rights under any outstanding Award without the holder's consent. If and to the extent necessary to ensure that Incentive Stock Options granted under the Plan remain qualified under Section 422 of the Code or for the Plan to comply with any law, regulation or stock exchange requirement, Plan amendments shall be subject to approval by the Company's stockholders who are eligible to vote at a meeting of stockholders.

ARTICLE XV
EMPLOYMENT RIGHTS

              Neither the Plan nor any Award hereunder shall create any right on the part of any Employee of the Company to continue in such capacity.

ARTICLE XVI
WITHHOLDING AND TAXES

              16.01    Withholding.    The Company may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Participant to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.02(c).

              The Board is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant's tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled pursuant to an Award or by the Participant's delivery of previously-owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which a Participant otherwise would be entitled pursuant to the exercise or settlement of an Award, the fair market value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise or settlement of the Award.

              16.02    Section 409A.    The Board intends that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, any Participant shall not be considered to have terminated employment with the Company for purposes of the Plan and no payment that is payable upon termination of employment shall be due to the Participant under the Plan or any Award Agreement until the Participant would be considered to have incurred a "separation from service" from the Company within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, the settlement and payment of such portion of such Award shall instead be made on the first business day after the date that is six months following such separation from service (or the Participant's death, if earlier).

ARTICLE XVII
EFFECTIVE DATE OF THE PLAN; TERM

              17.01    Effective Date of the Plan.    This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Company at a meeting of stockholders of the Company or by a written consent of such stockholders held or executed within twelve (12) months before or after the Effective Date.

              17.02    Term of Plan.    Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XVIII
GOVERNING LAW

              This Plan shall be construed and interpreted in accordance with the internal laws of the State of Delaware (without regard to choice of law provisions).

[Signature page follows.]

              IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan, and to apply the corporate seal hereto as of the 26th day of May 2015.

PACIFIC PREMIER BANCORP, INC.
By:	/s/ STEVEN R. GARDNER
	Name:	Steven R. Gardner
	Title:	President and Chief Executive Officer

Please mark your votes as indicated in this example   ☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE ON DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES IDENTIFIED BELOW:

1.     The election as directors of the nominees listed (except as marked to the contrary below)

John J. Carona, Ayad A. Fargo, Steven R. Gardner, Joseph L. Garrett, Jeff C. Jones, Simone F. Lagomarsino, Michael J. Morris, Michael E. Pfau, Zareh H. Sarrafian, and Cora M. Tellez.

FOR ☐   WITHHOLD ☐ FOR ALL EXCEPT

Instructions: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s name in the space provided below:

(Write that nominee’s name in the space provided below.)

VOTE ON PROPOSALS

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS:

2.              To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers.

FOR ☐   AGAINST  ☐ ABSTAIN ☐

3.              To approve an amendment to the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan to increase the number of shares available for grant under such plan.

FOR ☐   AGAINST  ☐ ABSTAIN ☐

4.              To ratify the appointment of Crowe Horwath LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017.

FOR ☐   AGAINST  ☐ ABSTAIN ☐

Signature:	Signature:	Date:

(This proxy should be marked, dated, and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.)

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2017:

The proxy materials for this Annual Meeting of Stockholders are available over the Internet at www.voteproxy.com.

VOTE BY MAIL, INTERNET OR TELEPHONE (24 hours a day, 7 days a week)

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

MAIL

If you received printed materials, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.  If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described in the Proxy Statement), which will include a proxy card.

or

INTERNET

Access “www.voteproxy.com” up until 11:59 p.m., Eastern Time, on May 30, 2017 and follow the on-screen instructions.  Have your proxy card available when you access the web page.

or

TELEPHONE

1-800-PROXIES (1-800-776-9437) in the United States

Or

(1-718-921-8500) from foreign countries

Use any touch tone telephone to vote your proxy up until 11:59 p.m., Eastern Time, on May 30, 2017.  Have your proxy card in hand when you call.  You will be prompted to enter your control number, located in the box below, and then follow the directions given.

If you vote by telephone or internet

you do NOT need to mail back your proxy card.

THANK YOU FOR VOTING

REVOCABLE PROXY

PACIFIC PREMIER BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 31, 2017

9:00 a.m., Pacific Time

The undersigned hereby appoints the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. (the “Company”), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 31, 2017 at 9:00 a.m., Pacific Time, at the Company’s corporate headquarters located at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, and at any and all adjournments thereof, as indicated on the back of this proxy.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the election of each of the nominees for director named on the reverse side and “FOR” Items 2, 3, and 4.  If any other business is presented at the Annual Meeting of Stockholders, this proxy will be voted by the official proxy committee of the Board of Directors of the Company in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting of Stockholders.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated April      , 2017.

(Continued on the other side — important to mark, date and sign on the other side)

Detach here from proxy voting card.